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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2011 to September 30, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):
Semi-Annual Report

September 30, 2011

ING Floating Rate Fund

■  Classes A, C, I, R and W

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Portfolio of Investments	18

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Lack of euro zone progress grips markets

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Faced with a situation that, if mishandled, could compromise the euro, European leaders so far have offered only half-measures in their attempts to move toward a comprehensive solution for the currency bloc. With the stability of Italy — Europe’s third-largest economy — now in question, the need for an effective policy response has become even more acute. While the European debt deal reached in late October enhanced the firepower of the region’s rescue fund, the details of how this will be accomplished have yet to be fully fleshed out.

Well-publicized political turmoil in Greece has threatened to derail the debt deal. Investors are expressing similar doubts about Italy’s ability to embrace fiscal austerity, driving up interest rates on the country’s debt. The euro zone crisis is a result of weaker countries such as Italy and Greece being forced to compete in the same currency with stronger nations such as Germany. Many experts believe these fundamental imbalances may cause recurring crises even if the current one is fixed, suggesting that euro zone volatility may be a long-term factor in the financial markets.

Where do investors turn in times of uncertainty? Usually sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current political trend toward fiscal austerity downplays this important function and may prolong the global economic malaise.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Investment Management, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 8, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2011

As our new fiscal year started, commentators were wondering what it would take to spoil investors’ collective appetite for risky assets. Global equities in the form of the MSCI World IndexSM, measured in local currencies, including net reinvested dividends, were up 3.58%, despite an earthquake, tsunami and nuclear crisis in Japan, as well as the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis. Many of the developed world’s economies, including the US, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine.

But as the year wore on, the patient took a turn for the worse and by the end of September global equities were down 15.34% for the six-month period. (The MSCI World IndexSM returned (16.22)% for the six-month period, measured in U.S. dollars.)

It did not happen right away. In April the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%, where it stayed through September, with 42.9% unemployed for more than 26 weeks. By then the average number of new jobs created in the last three months had slumped to just 35,000, including the shrinking government sector.

In the housing market, sales of new homes were on pace for the lowest year since records began decades ago. The main disappointment however, was the confirmation in May of the “double dip” in housing prices, when the S&P/Case-Shiller 20-City Composite Home Price Index was reported as having fallen below the near term trough recorded in April 2009.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was revised down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

There would be no cheer on the political front as parties deadlocked on the issue of raising the debt ceiling. A stopgap agreement avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. Federal Reserve Chairman Bernanke pointed out on August 26 that monetary policy could only go so far in stimulating activity. President Obama duly proposed a $447 billion fiscal stimulus package in early September. But it was expected to go nowhere as it also included tax increases on households with higher incomes.

Yet the main market driver on most days was the latest news on the euro zone’s deteriorating sovereign debt crisis. In early July, talks on a second bail-out for Greece stalled. Rumors swirled that euro zone finance ministers were about to give up on Greece and allow a default. Attention quickly turned to the much bigger bond markets of Spain and especially Italy, with debt at 120% of GDP. If default was now an option, why not for Spain and Italy? Italian and Spanish bond yields soared to euro-era high levels, retreating only when the European Central Bank started buying the bonds in the open market, a role it was never meant to play. As for Greece, a second bail-out package was finally agreed upon. But the next installment of funds from the first bail-out package is still outstanding because Greece, set to run out of cash in mid-October, is unable to meet the agreed fiscal targets that came with it.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 6.20% in the six months through September. As one might expect, the sub-index representing Treasuries did best, returning 9.02%, but interestingly the Barclays Capital Corporate Investment Grade Bond Index also rose, albeit by less: 5.20%. Risk aversion was most clearly seen in the high yield bond sector where the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index fell 5.12%.

U.S. equities, represented by the S&P 500® Index, including dividends, fell by 13.78%, led by the most vulnerable sectors: financials, industrials, energy and materials, which sank by more than 20%. The operating earnings of S&P 500® companies in the second quarter exceeded their all time record of exactly four years before, as expected, but estimates for future quarters were coming down as September ended.

Currency markets increasingly witnessed a flight to safety, but safety is relative. The worsening euro zone debt crisis meant that the dollar gained against the euro, by 3.68% and less directly against the pound, by 2.60%. But the dollar fell back against the yen by 7.53% despite intervention, the chronic strength of that currency usually attributed to its current account surplus and evidently in September, the repatriation of overseas investments.

In international markets, the MSCI Japan® Index lost 12.83% in the six months through September, to the lowest level since March 2009, as GDP fell for three consecutive quarters in the wake of natural disasters earlier in the year. The MSCI Europe ex UK® Index plunged 20.20% into bear market territory, led by banks, down 34%. Quarterly euro zone growth fell to just 0.2%, while purchasing managers’ indices dipped into contraction as the period ended. The MSCI UK® Index dropped 11.44%. While GDP growth was at the same low level as in the rest of Europe, the UK’s financials and industrials held up rather better.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
The S&P/LSTA Leveraged Loan 100 Index
The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI), which covers more than 1,100 facilities and has a market value of more than $480 billion.

3

ING FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Dear Shareholders:
Ratings Distribution as of September 30, 2011
Ba	51.2%
B	45.4%
Caa and below	2.0%
Not rated*	1.4%

Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

ING Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (3.23)% compared to the S&P/LSTA Leveraged Loan 100 Index which returned (3.68)%, for the same period.

Portfolio Specifics: The senior loan market, as represented by the S&P/LSTA Leveraged Loan 100 Index (“L100”), began the reporting period with a positive overall tone. After experiencing a rough patch in late February and early March 2011, it rebounded in April, with strong support from both fundamentals (corporate earnings growth and no default activity) and the technical landscape. Despite Standard & Poor’s assigning a negative outlook to AAA-rated U.S. Treasuries and the news of unexpectedly weak growth within the U.S. economy, the senior loan asset class returned 0.55% in April. The senior loan market then started a slow but steady decline in May and June, with the L100 returning (0.42)% and (0.65)%, respectively. The L100 posted a modest 0.14% gain in July despite dysfunction on both sides of the Atlantic. In August, however, macro economic and political conditions worsened. Investors were unnerved by another swell of negativity, most notably the highly public political infighting over the U.S debt ceiling and the downgrade by Standard & Poor’s of America’s sovereign credit rating. In addition, there was the seemingly daily escalation of the European debt crisis. As a result, prices for loans and other credit-sensitive fixed income securities retreated and overall volatility remained elevated throughout the balance of the reporting period.

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2011 AS A PERCENTAGE OF:
NET ASSETS
Reynolds Group Holdings Inc.	2.1%
BJs Wholesale Club	1.5%
Neiman Marcus Group, Inc.	1.4%
Asurion, LLC	1.4%
Harrahs Operating Company, Inc.	1.3%
CB Richard Ellis	1.2%
VNU	1.2%
Sunguard Data Systems	1.2%
Cumulus Media Holdings Inc.	1.2%
Delta Air Lines	1.2%
Subject to change daily.

The rapid reversal in demand for loans was felt immediately in the form of outflows from U.S. loan mutual funds. As a result, the L100 Index posted a 4.93% loss in August, the second worst monthly return on record for the asset class, behind only the period immediately following the Lehman Brothers bankruptcy in September of 2008.

The Fund’s performance for the six months ended September 30, 2011 was impacted by market-wide volatility, a good portion of which was directed at “flow name” loans that are larger in size and more actively traded. This is a part of the market in which the Fund has historically been significantly positioned, and which is reflected by the L100. Market bellwether issuers such as Univision Communications, First Data Corp. and Texas Competitive Electric Holdings Co., in which the Fund has meaningful positions, were among those actively traded loans that experienced disproportionate market value declines during the period under review. They are also among the largest positions in the L100 and detracted significantly from its performance.

On the upside, fundamental credit performance (as measured by default activity) continued to be positive and the Fund’s overall emphasis on more highly-rated loans provided a bit of a positive offset as investors sought quality in the midst of the recent volatility. The Fund incurred no defaults during the six-month reporting period.

Current Strategy & Outlook: Volatility has increased substantially and could remain elevated over the short- to intermediate-term as markets are consistently being impacted by negative and/or positive headlines news. Investors remain particularly focused on news related to a longer-term rescue package for the weaker euro zone sovereigns. Fundamentally speaking, while downside risks to U.S. and global economic growth are rising and will need to be proactively managed, we do take comfort in the fact that earnings trends across the majority of the issuers in the Fund remain generally positive. We expect third quarter earnings season to take center stage during the latter part of October and early November. Based on early guidance, we do not anticipate any material deviation from prevailing expectations. Additionally, looking into the first half of 2012, short of a renewed systemic liquidity crisis, we do not expect to see a meaningful increase in default activity. Generally speaking, we believe corporate balance sheets remain reasonably healthy and, equally as important, upcoming maturities through the end of 2012 are considered manageable. Further, and perhaps most influential as to the near-term direction of secondary loan prices, the new issue forward calendar is extremely light. All things equal, we believe lack of new issuance would likely provide support for loan prices even through periods of elevated macro volatility.

The recent pull back in loan prices has made reaching initial full-year 2011 return expectations a difficult task. However, it has created a return profile for loans that looks appealing to us when weighed against even a reasonably conservative forecast for both global economic growth and company-specific performance.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

ING FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Floating Rate Fund October 31, 2011

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2011*	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2011*

Class A	$1,000.00	$967.70	1.02%	$5.01	$1,000.00	$1,019.91	1.02%	$5.14
Class C	1,000.00	964.00	1.77	8.69	1,000.00	1,016.15	1.77	8.92
Class I	1,000.00	968.00	0.77	3.79	1,000.00	1,021.15	0.77	3.89
Class R	1,000.00	966.50	1.27	6.24	1,000.00	1,018.65	1.27	6.41
Class W	1,000.00	969.90	0.77	3.79	1,000.00	1,021.15	0.77	3.89

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2011 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $241,399,929)	$231,515,218
Short-term investments at value (Cost $29,312,050)	29,312,050
Cash	1,472,401
Receivables:
Investment securities sold	5,270,070
Fund shares sold	425,810
Interest	1,488,157
Variation margin receivable on open futures contracts	750
Prepaid structuring fee (Note 7)	4,120
Prepaid expenses	52,085
Reimbursement due from manager	14,738
Total assets	269,555,399
LIABILITIES:
Payable for investment securities purchased	27,740,701
Payable for fund shares redeemed	7,235,782
Income distribution payable	89,118
Payable to affiliates	135,349
Accrued trustees fees	1,884
Other accrued expenses and liabilities	165,721
Total liabilities	35,368,555
NET ASSETS	$234,186,844
NET ASSETS WERE COMPRISED OF:
Paid-in capital	243,104,520
Distributions in excess of net investment income	(336)
Accumulated net realized gain	966,621
Net unrealized depreciation	(9,883,961)
NET ASSETS	$234,186,844
Class A:
Net assets	$15,878,634
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,631,793
Net asset value and redemption price per share	$9.73
Maximum offering price per share (2.50%)(1)	$9.98
Class C:
Net assets	$4,909,669
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	504,378
Net asset value and redemption price per share(2)	$9.73
Class I:
Net assets	$151,570,318
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	15,574,882
Net asset value and redemption price per share(2)	$9.73
Class R:
Net assets	$13,057,124
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,342,267
Net asset value and redemption price per share	$9.73
Class W:
Net assets	$48,771,099
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,002,469
Net asset value and redemption price per share	$9.75
__________________
(1)Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)

INVESTMENT INCOME:
Interest	$5,303,792
Other	240,048
Total investment income	5,543,840
EXPENSES:
Investment management fees	638,126
Administration fees	116,023
Distribution and service fees:
Class A	23,390
Class C	25,900
Class R	27,934
Transfer agent fees:
Class A	1,908
Class C	583
Class I	15,827
Class R	1,321
Class W	5,048
Shareholder reporting expense	16,758
Custody and accounting expense	66,933
Registration fees	62,526
Professional fees	34,906
Trustees fees	2,587
Offering expense	30,466
Structuring fee (Note 7)	12,569
Miscellaneous expense	26,688
Total expenses	1,109,493
Net waived and reimbursed fees	(141,141)
Net expenses	968,352
Net investment income	4,575,488
REALIZED AND UNREALIZED LOSS:
Net realized loss on:
Investments	(294,929)
Futures	(59,377)
Net realized loss	(354,306)
Net change in unrealized appreciation or depreciation on:
Investments	(11,863,089)
Futures	(1,406)
Unfunded commitments	(3,180)
Net change in unrealized appreciation or depreciation	(11,867,675)
Net realized and unrealized loss	(12,221,981)
Decrease in net assets resulting from operations	$(7,646,493)

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2011	August 17, 2010(1) – March 31, 2011
FROM OPERATIONS:
Net investment income	$4,575,488	$3,280,872
Net realized gain (loss)	(354,306)	1,452,578
Net change in unrealized appreciation or depreciation	(11,867,675)	1,983,714
Net increase (decrease) in net assets resulting from operations	(7,646,493)	6,717,164

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(377,869)	(237,589)
Class C	(85,081)	(15,514)
Class I	(3,296,529)	(2,666,771)
Class R	(213,865)	(47,366)
Class W	(915,394)	(7,896)
Net realized gains:
Class A	—	(11,672)
Class C	—	(585)
Class I	—	(117,332)
Class R	—	(1,780)
Class W	—	(282)
Total distributions	(4,888,738)	(3,106,787)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	97,331,511	206,276,555
Reinvestment of distributions	4,352,862	2,877,210
	101,684,373	209,153,765
Cost of shares redeemed	(58,604,539)	(9,121,901)
Net increase in net assets resulting from capital share transactions	43,079,834	200,031,864
Net increase in net assets	30,544,603	203,642,241
NET ASSETS:
Beginning of period	203,642,241	—
End of period	$234,186,844	$203,642,241
Undistributed (distributions in excess of) net investment income at end of period	$(336)	$312,914

________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-11	10.26	0.19	*	(0.52)	(0.33)	0.20	—	—	0.20	9.73	(3.23)	1.14	1.02	1.02	3.75	15,879	47
08-17-10(4)–03-31-11	10.00	0.21	*	0.25	0.46	0.19	0.01	—	0.20	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
09-30-11	10.26	0.15	*	(0.52)	(0.37)	0.16	—	—	0.16	9.73	(3.60)	1.89	1.77	1.77	3.05	4,910	47
08-17-10(4)–03-31-11	10.00	0.19	*	0.22	0.41	0.14	0.01	—	0.15	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
09-30-11	10.27	0.20	*	(0.52)	(0.32)	0.22	—	—	0.22	9.73	(3.20)	0.89	0.77	0.77	3.98	151,570	47
08-17-10(4)–03-31-11	10.00	0.25	*	0.23	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class R
09-30-11	10.26	0.17	*	(0.51)	(0.34)	0.19	—	—	0.19	9.73	(3.35)	1.39	1.27	1.27	3.57	13,057	47
08-17-10(4)–03-31-11	10.00	0.21	*	0.23	0.44	0.17	0.01	—	0.18	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
09-30-11	10.27	0.19	*	(0.49)	(0.30)	0.22	—	—	0.22	9.75	(3.01)	0.89	0.77	0.77	4.11	48,771	47
08-17-10(4)–03-31-11	10.00	0.24		0.24	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of four separately managed series one of which, ING Floating Rate Fund (“Floating Rate” or the “Fund”) is included in this report.

The investment objective of the Fund is described in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Loan and Other Security Valuation. Loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the “Board”) to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of September 30, 2011, 100% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures adopted by the Fund’s Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund’s Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures adopted by, the Board of the

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund. Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value. To the extent the Fund invests in other registered companies, the Fund’s NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the period ended September 30, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period ended September 30, 2011, Floating Rate has sold futures contracts on various notes to decrease exposure to interest rate risk with an average notional value of $761,268.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

H.  Offering Costs. Costs incurred with the offering of shares of the Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2011, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $164,606,292 and $105,207,963, respectively. At September 30, 2011, the Fund held loans valued at $231,515,218 representing 88.8% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENTS (continued)

loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”) to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The Fund is sub-advised by ING Investment Management Co. (“ING IM”). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser. Both ING IM and the Investment Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) and affiliates of each other. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I and Class W, has adopted a plan (each a “Plan” and collectively, the “Plans”), whereby ING Investments Distributor, LLC (the “Distributor”) is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses (and acquired fund fees and expenses), to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of September 30, 2011, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2012	2013	2014	Total
$ —	$9,571	$367,888	$377,459

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $15,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $25,000. During the period ended September 30, 2011, the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2011, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$103,696	$18,854	$12,799	$135,349

At September 30, 2011, the following ING Funds or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the Fund:

ING Fund(s) or Subsidiary	Percentage
ING National Trust	5.63%
ING Solution 2015 Portfolio	12.52%
ING Solution 2025 Portfolio	14.65%
ING Solution 2035 Portfolio	12.25%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 9 — UNFUNDED COMMITMENTS

As of September 30, 2011, the Fund had no unfunded loan commitments.

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
09-30-11	693,815	11,797	(867,364)	(161,752)	7,082,578	118,398	(8,719,939)	(1,518,963)
08-17-10(1)–03-31-11	1,818,923	4,088	(29,466)	1,793,545	18,386,496	41,889	(302,717)	18,125,668
Class C
09-30-11	310,692	4,529	(137,792)	177,429	3,174,515	45,340	(1,352,768)	1,867,087
08-17-10(1)–03-31-11	355,779	1,018	(29,848)	326,949	3,647,033	10,428	(306,033)	3,351,428
Class I
09-30-11	2,753,203	317,510	(4,117,558)	(1,046,845)	27,336,559	3,186,509	(41,578,774)	(11,055,706)
08-17-10(1)–03-31-11	17,114,951	270,737	(763,961)	16,621,727	172,401,568	2,767,647	(7,800,436)	167,368,779
Class R
09-30-11	673,828	21,391	(122,716)	572,503	6,817,679	213,865	(1,238,005)	5,793,539
08-17-10(1)–03-31-11	799,290	4,793	(34,319)	769,764	8,175,478	49,127	(350,442)	7,874,163
Class W
09-30-11	5,169,912	78,716	(569,173)	4,679,455	52,920,180	788,750	(5,715,053)	47,993,877
08-17-10(1)–03-31-11	357,485	791	(35,262)	323,014	3,665,980	8,119	(362,273)	3,311,826

(1)	Commencement of operations.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $4,888,738 for the six months ended September 30, 2011, and $3,106,787 during the initial period ended March 31, 2011.

The tax-basis components of distributable earnings as of March 31, 2011 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation
$1,686,981	$3,685	$1,981,530

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of September 30, 2011, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — SUBSEQUENT EVENT

Dividends. Subsequent to September 30, 2011, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0369	November 1, 2011	Daily
Class C	$0.0307	November 1, 2011	Daily
Class I	$0.0389	November 1, 2011	Daily
Class R	$0.0348	November 1, 2011	Daily
Class W	$0.0389	November 1, 2011	Daily

Effective November 30, 2011, upon renewal of the Fund’s Credit Agreement, the aggregate amount of the Fund’s Credit Agreement will be increased to $25,000,000, the Fund will pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears, and the Fund will no longer pay a structuring fee.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

17

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Principal Amount		Borrower\Tranche Description	Fair Value
Loans*: 98.9%
Aerospace & Defense: 1.6%
$2,493,750		Delta, New Term Loan B, 5.500%, due 04/20/17	$2,353,476
448,875		Delta, Term Loan B, 4.250%, due 03/07/16	412,965
1,000,000		US Airways, Term Loan, 2.739%, due 03/21/14	855,357
			3,621,798
Automobile: 5.9%
610,000	(1)	Avis Budget Car Rental, LLC, Incremental Term Loan, 0.000%, due 09/21/18	607,255
994,297		Avis Budget Car Rental, LLC, New Term Loan, 5.750%, due 04/19/14	986,207
2,996,250	(1)	Chrysler Group LLC, Term Loan, 6.000%, due 05/24/17	2,637,949
1,650,000		Fram Group Holdings Inc., 1st Lien Term Loan, 6.500%, due 07/28/17	1,641,750
498,690		Fram Group Holdings Inc., 2nd Lien Term Loan, 10.500%, due 01/29/18	492,456
2,344,125		KAR Auction Services, Inc., Term Loan B, 5.000%, due 05/19/17	2,275,266
1,393,000		Metaldyne, LLC, New Term Loan B, 5.250%, due 05/18/17	1,351,210
2,698,141		Tomkins, Inc., New Term Loan B, 4.250%, due 09/21/16	2,653,455
748,125	(1)	UCI International, Inc., New Term Loan B, 5.500%, due 07/26/17	744,384
500,000		Visteon Corporation, Fixed Rate Bond, 6.750%, due 04/15/19	452,500
			13,842,432
Beverage, Food & Tobacco: 2.4%
990,000		Advance Pierre Foods, 1st Lien Term Loan, 7.000%, due 09/30/16	970,200
61,707		ARAMARK, Extended Letter of Credit, 3.436%, due 07/26/16	59,958
938,293		ARAMARK, Extended Term Loan B, 3.619%, due 07/26/16	911,709
400,000		Clement Pappas, Term Loan B, 6.500%, due 08/14/17	393,500
35,000		Darling International Inc., Term Loan, 5.375%, due 12/16/16	34,825
1,695,750		Del Monte Corporation, Term Loan, 4.500%, due 03/08/18	1,573,445
291,519		Dole Food Company, Inc., Tranche B2, 5.045%, due 07/06/18	287,693
541,393		Dole Food Company, Inc., Tranche C2, 5.057%, due 07/06/18	534,287
1,000,000		JBS USA, Inc. (FKA Swift), Term Loan, 4.250%, due 05/25/18	960,000
			5,725,617
Buildings & Real Estate: 3.9%
2,441,308		Capital Automotive L.P., New Term Loan B, 5.000%, due 03/10/17	2,334,500
990,000		CB Richard Ellis, New Term Loan B, 3.475%, due 11/06/16	963,600
735,000		CB Richard Ellis, New Term Loan C, 3.494%, due 03/05/18	704,988
1,261,838		CB Richard Ellis, New Term Loan D, 3.726%, due 09/04/19	1,212,548
2,295,320	(1)	Goodman Global Inc., 1st Lien Term Loan, 5.750%, due 10/28/16	2,279,539
375,000		Goodman Global Inc., 2nd Lien Term Loan, 9.000%, due 10/30/17	378,125
199,759		JMC Steel Group, Term Loan, 4.750%, due 04/03/17	193,641
975,000		LNR Property Corporation, Term Loan B, 4.750%, due 04/29/16	957,938
			9,024,879
Cargo Transport: 0.8%
1,000,000		Baker Tanks, Inc., Term Loan B, 5.000%, due 06/01/18	967,917
915,000		Inmar, Inc., New Term Loan B, 6.500%, due 08/11/17	912,713
			1,880,630
Cellular: 0.1%
299,250		Cellular South, Inc., New Term Loan B, 4.500%, due 07/27/17	291,769
			291,769
Chemicals, Plastics & Rubber: 4.2%
277,175		AZ Chem US Inc., New Term Loan B, 4.750%, due 11/21/16	272,844
997,481		Celanese U.S Holdings LLC., Extended Term Loan C, 2.996%, due 10/31/16	988,575
250,000		Chemtura Corporation, Exit Term Loan B, 5.500%, due 08/27/16	248,646
247,678		Houghton International, Inc., New Term Loan B, 6.750%, due 01/29/16	245,511
480,110		Ineos US Finance LLC, Term Loan B2, 7.501%, due 12/16/13	475,909
509,595		Ineos US Finance LLC, Term Loan C2, 8.001%, due 12/16/14	505,136
1,728,353		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Extended Term Loan C1, 4.000%, due 05/05/15	1,627,532
730,718		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Extended Term Loan C2, 4.125%, due 05/05/15	688,093
1,300,000	(1)	OM Group, Inc, Term Loan B, 5.750%, due 08/02/17	1,295,125

See Accompanying Notes to Financial Statements

18

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount		Borrower\Tranche Description	Fair Value
Chemicals, Plastics & Rubber: (continued)
$1,347,325		Styron S.A.R.L., New Term Loan B, 6.000%, due 08/02/17	$1,228,087
2,285,237		Univar Inc., Term Loan B, 5.000%, due 06/30/17	2,144,313
			9,719,771
Containers, Packaging & Glass: 4.3%
44,513		Bway Holding Corporation, Canadian Term Loan C, 4.500%, due 02/23/18	42,843
501,362		Bway Holding Corporation, New Term Loan B, 4.500%, due 02/23/18	482,561
2,421,438	(1)	Husky Injection Molding Systems, Ltd, Senior Debt B, 6.500%, due 06/30/18	2,355,858
598,500		Pro Mach, Inc, Term Loan B, 6.250%, due 07/06/17	583,538
2,985,000		Reynolds Group Holdings Inc, Tranche B Term Loan, 6.500%, due 02/09/18	2,898,434
2,000,000		Reynolds Group Holdings Inc, Tranche C Term Loan, 6.500%, due 08/09/18	1,940,834
730,000	(1)	Sealed Air Corporation, Term Loan B, 0.000%, due 09/21/18	732,008
957,430		Xerium Technologies, Inc., New Term Loan B, 5.500%, due 05/22/17	929,904
			9,965,980
Data and Internet Services: 7.6%
666,667	(1)	Aspect Software, Inc., New Term Loan B, 0.000%, due 05/06/16	663,333
1,550,000	(1)	Attachmate Corporation, New Term Loan B, 6.500%, due 04/27/17	1,497,204
1,657,205		Avaya Inc., Extended Term Loan B3, 4.814%, due 10/26/17	1,416,219
500,000		Avaya Inc., Fixed Rate Bond, 9.750%, due 11/01/15	367,500
414,583		CCC Information Services Group, Inc., New Term Loan B, 5.500%, due 11/11/15	407,328
906,694		Fifth Third Processing Solutions, Term Loan B1, 4.500%, due 11/03/16	879,493
1,500,000		First Data Corporation, Extended TL B, 4.235%, due 03/23/18	1,238,907
833,942		First Data Corporation, Term Loan B1, 2.985%, due 09/24/14	732,722
120,459		First Data Corporation, Term Loan B2, 2.985%, due 09/24/14	105,678
358,867		First Data Corporation, Term Loan B3, 2.985%, due 09/24/14	314,980
2,260,000	(1)	Go Daddy Operating Company, LLC, Term Loan, 0.000%, due 09/29/17	2,145,117
997,500		Mercury Payment Systems LLC, Term Loan B, 6.500%, due 07/03/17	992,513
1,439,612		Orbitz Worldwide, Inc., Term Loan, 3.266%, due 07/25/14	1,264,459
1,983,710		Sabre Inc., Term Loan B, 2.243%, due 09/30/14	1,673,480
2,938,666		Sungard Data Systems Inc, Tranche B, 3.892%, due 02/26/16	2,830,914
373,125		Trans Union LLC, New Term Loan B, 4.750%, due 02/12/18	365,041
1,046,451		Travelport, Inc., Extended Delayed Draw Term Loan, 4.746%, due 08/21/15	926,981
			17,821,869
Diversified / Conglomerate Manufacturing: 1.2%
545,875		Edwards (Cayman Islands II) Limited (aka BOC Edwards), Term Loan B, 5.500%, due 05/31/16	505,617
1,294,726	(1)	Sensus Metering Systems Inc., 1st Lien Term Loan, 4.755%, due 05/09/17	1,246,173
600,000		Sensus Metering Systems Inc., 2nd Lien Term Loan, 8.500%, due 05/09/18	582,000
500,000		Waterpik, Term Loan B, 6.753%, due 08/10/17	492,500
			2,826,290
Diversified / Conglomerate Service: 2.9%
1,972,454		Affinion Group, Inc., Tranche B Term Loan, 5.000%, due 10/10/16	1,799,042
250,000		Brock Holdings, Inc., New 2nd Lien Term Loan, 10.000%, due 03/16/18	228,750
796,000		Brock Holdings, Inc., New Term Loan B, 6.000%, due 03/16/17	746,250
1,000,000	(1)	CorpSource Finance Holdings, LLC, 1st Lien Term Loan, 0.000%, due 04/28/17	890,000
871,795		MoneyGram International, Inc., Term Loan B, 4.500%, due 11/17/17	846,731
995,000		NDS Treasury (Americas), New Term Loan B, 4.000%, due 03/12/18	956,444
418,945		Vertafore, Inc., Add on Term Loan, 5.250%, due 07/29/16	404,282
297,750		Vertafore, Inc., Term Loan, 5.250%, due 07/29/16	287,329
709,452		West Corp, Term Loan B5, 4.567%, due 07/15/16	688,169
			6,846,997
Ecological: 0.2%
497,500		Waste Industries USA, Inc., Term Loan B, 4.750%, due 03/17/17	468,894
			468,894
Electronics: 5.0%
2,000,000	(1)	Blackboard Inc., Term Loan B, 0.000%, due 09/21/18	1,863,000
1,960,538		CDW LLC, Extended TL, 4.250%, due 07/14/17	1,749,780
997,500		Eagle Parent, Inc., New Term Loan, 5.000%, due 05/16/18	933,286
1,985,384		Freescale Semiconductor, Inc., Extended Term Loan B, 4.472%, due 12/01/16	1,824,072
1,000,000		Freescale Semiconductor, Inc., Fixed Rate Bond, 8.050%, due 02/01/20	910,000

See Accompanying Notes to Financial Statements

19

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount		Borrower\Tranche Description	Fair Value
Electronics: (continued)
$1,750,000		Lawson Software, Inc., 1st Lien Term Loan, 6.750%, due 07/05/17	$1,661,042
422,875		Microsemi Corporation, New Term Loan B, 4.000%, due 11/02/17	421,025
1,236,900		Open Link Financial, Inc., New Term Loan B, 5.250%, due 04/27/18	1,221,439
248,750		Rovi Corporation, Tranche B Term Loan, 4.000%, due 02/07/18	246,107
837,001		Spansion LLC, Term Loan, 4.750%, due 02/09/15	815,029
			11,644,780
Finance: 1.6%
188,052		BNY ConvergEx Group, LLC, Eze Term Loan, 5.250%, due 12/19/16	187,112
448,165		BNY ConvergEx Group, LLC, Top Borrower Term Loan, 5.250%, due 12/19/16	445,924
1,906,818		MIP Delaware, LLC, Term Loan, 5.500%, due 07/12/18	1,863,915
500,000		Nuveen Investments, Inc., Extended Term Loan, 5.819%, due 05/12/17	465,750
706,875		OCWEN Financial Corp., Term Loan B, 7.000%, due 09/01/16	685,669
			3,648,370
Gaming: 3.4%
587,050		Ameristar Casinos Inc., Term Loan B, 4.000%, due 04/13/18	568,705
700,000		Caesars Octavius, LLC, Term Loan, 9.250%, due 02/24/17	666,313
1,000,000		Harrahs Operating Company, Inc, Term Loan B1, 3.253%, due 01/28/15	842,188
1,000,000		Harrahs Operating Company, Inc, Term Loan B2, 3.247%, due 01/28/15	840,833
1,478,412		Harrahs Operating Company, Inc, Term Loan B3, 3.369%, due 01/28/15	1,244,637
497,500		Isle Of Capri Casinos, Inc., New Term Loan B, 4.750%, due 11/01/13	489,416
241,179		Las Vegas Sands, LLC, Extended Delayed Draw Term Loan, 2.740%, due 11/23/16	225,804
1,250,014		Las Vegas Sands, LLC, Extended Term Loan B, 2.740%, due 11/23/16	1,170,996
1,901,635		VML US FINANCE LLC, New Project Term Loan, 4.740%, due 05/27/13	1,893,315
44,104		VML US FINANCE LLC, Term Loan B, 4.740%, due 05/27/13	43,999
			7,986,206
Grocery: 0.6%
1,481,278		Supervalu, Extended Term Loan B2, 3.489%, due 10/05/15	1,395,487
			1,395,487
Healthcare, Education and Childcare: 11.7%
2,000,000		Alere US Holdings, LLC, Term Loan B, 4.500%, due 06/30/17	1,935,000
195,046		Bausch & Lomb, Inc., Delayed Draw Term Loan, 3.489%, due 04/24/15	188,494
800,277		Bausch & Lomb, Inc., Term Loan, 3.590%, due 04/24/15	773,393
2,023	(1)	Biomet Inc., Term Loan B, 3.314%, due 03/25/15	1,942
1,755,000	(1)	Capsugel Holdings US, Inc., Term Loan, 5.250%, due 08/01/18	1,733,612
1,633,340		CHS/Community Health Systems, Inc., Extended Term Loan B, 3.819%, due 01/25/17	1,505,395
258,050		ConvaTec, Term Loan, 5.750%, due 12/22/16	247,405
2,493,601		Drumm Investors LLC, Term Loan, 5.000%, due 05/04/18	2,227,097
266,538		Emdeon Business Services LLC, Incremental Term Loan, 4.500%, due 11/18/13	265,539
1,741,250		Emergency Medical Services Corporation, Term Loan, 5.250%, due 05/25/18	1,661,079
523,018		Endo Pharmaceuticals Holdings Inc., Term Loan B, 4.000%, due 06/18/18	521,804
872,813		Grifols S.A, Term Loan B, 6.000%, due 06/01/17	857,975
1,120,000		HCA, Inc., Extended Term Loan B2, 3.619%, due 03/31/17	1,057,933
500,000		HCA, Inc., Extended Term Loan B3, 3.619%, due 05/01/18	471,172
439,226		HGI Holding, Inc., Term Loan B, 6.750%, due 09/29/16	420,559
1,094,500		Iasis Healthcare LLC, Term Loan, 5.000%, due 05/03/18	1,024,726
1,000,000		Immucor, Inc., Term Loan B, 7.250%, due 08/17/18	988,750
1,492,081		IMS Health Incorporated, New Term Loan B, 4.500%, due 08/25/17	1,467,835
1,491,256		inVentiv Health Inc., Combined Term Loan, 6.500%, due 08/04/16	1,439,062
274,313		inVentiv Health Inc., Incremental Term Loan B3, 6.750%, due 05/15/18	262,997
456,880		Medassets, Inc., New Term Loan, 5.250%, due 11/16/16	448,599
500,000		Medpace IntermediateCo, Inc., Term Loan, 6.503%, due 06/22/17	477,500
1,950,105		Onex Carestream Finance LP, Term Loan B, 5.000%, due 02/25/17	1,641,339
997,500		Quintiles Transnational Corp., New Term Loan B, 5.000%, due 06/08/18	943,468
798,000		Rural/Metro Corporation, Term Loan, 5.750%, due 06/29/18	772,065
665,000		Sunquest Information Systems, Inc., Term Loan, 6.250%, due 12/16/16	653,363
448,875		Surgical Care Affiliates LLC, Incremental Term Loan B, 5.500%, due 06/29/18	417,454
1,980,075		Vanguard Health Holdings Company Ii, LLC, Term Loan B, 5.000%, due 01/29/16	1,950,374
454,857		Warner Chilcott Company LLC, New Term Loan B1, 4.250%, due 03/15/18	443,486

See Accompanying Notes to Financial Statements

20

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount		Borrower\Tranche Description	Fair Value
Healthcare, Education and Childcare: (continued)
$227,429		Warner Chilcott Company LLC, New Term Loan B2, 4.250%, due 03/15/18	$221,743
312,714		Warner Chilcott Company LLC, New Term Loan B3, 4.250%, due 03/15/18	304,896
			27,326,056
Home & Office Furnishings: 0.3%
825,000		Springs Window Fashions, LLC, New Term Loan B, 6.000%, due 05/31/17	805,406
			805,406
Insurance: 0.4%
880,786		Sedgwick Holdings, Inc., New Term Loan, 5.000%, due 12/30/16	837,848
			837,848
Leisure, Amusement, Entertainment: 2.6%
1,483,731		24 Hour Fitness Worldwide, Inc, New Term Loan, 6.750%, due 04/22/16	1,439,219
989,873	(1)	Cedar Fair, L.P., New Term Loan B, 4.000%, due 12/15/17	976,572
977,412		Cinemark USA, Inc., Extended Term Loan, 3.509%, due 04/29/16	959,330
989,500		HIT Entertainment, Inc., Term Loan, 5.514%, due 06/01/12	962,288
1,736,875		Regal Cinemas Corporation, Term Loan B, 3.369%, due 08/23/17	1,692,368
			6,029,777
Machinery: 0.8%
1,890,000		Terex Corporation, Term Loan B, 5.500%, due 04/28/17	1,856,630
			1,856,630
Mining, Steel, Iron & Nonprecious Metals: 1.7%
2,174,000	(1)	Fairmount Minerals, Ltd., New Term Loan B, 5.250%, due 03/15/17	2,144,107
250,000		U.S. Silica Company, Incremental Term Loan, 6.000%, due 06/01/17	249,844
1,745,625		Walter Energy, Inc., Term Loan B, 4.000%, due 04/02/18	1,693,693
			4,087,644
Non-North American Cable: 0.6%
485,659		UPC Broadband Holding B.V, Term Loan T, 3.722%, due 12/30/16	461,984
1,000,000		UPC Broadband Holding B.V, Term Loan X, 3.722%, due 12/29/17	957,500
			1,419,484
North American Cable: 1.8%
369,927		Atlantic Broadband, New Term Loan B, 4.000%, due 03/08/16	358,367
447,750		Bresnan Communications, LLC, Term Loan B, 4.502%, due 12/14/17	433,758
2,476,092		Charter Communications Operating, LLC, Extended Term Loan, 3.500%, due 09/06/16	2,401,810
41,235		Charter Communications Operating, LLC, Replacement Term Loan, 2.240%, due 03/06/14	40,771
887,775		San Juan Cable LLC, New Term Loan B, 6.000%, due 06/09/17	858,922
			4,093,628
Oil & Gas:1.0%
994,832		CCS Inc., Term Loan B, 3.369%, due 11/14/14	881,670
1,536,965	(1)	Frac Tech International, LLC, Term Loan B, 6.250%, due 05/06/16	1,513,591
			2,395,261
Other Broadcasting and Entertainment: 2.9%
2,044,737		Getty Images, Inc, New Term Loan, 5.250%, due 11/07/16	2,037,069
1,992,494		The Weather Channel, New Term Loan B, 4.250%, due 02/13/17	1,970,909
2,966,231		VNU, Class B Term loan, 3.976%, due 05/02/16	2,877,244
			6,885,222
Other Telecommunications: 2.1%
2,459,091	(1)	Asurion, LLC, New 1st Lien Term Loan, 5.500%, due 05/24/18	2,331,526
900,000		Asurion, LLC, New 2nd Lien Term Loan, 9.000%, due 05/24/19	863,719
982,761		MetroPCS Wireless, Inc., Extended Term Loan B, 4.071%, due 11/04/16	954,916
522,375		PAETEC Holding Corp, Term Loan, 5.000%, due 05/31/18	519,763
311,799		U.S. Telepacific Corp, New Term Loan B, 5.750%, due 02/23/17	298,548
			4,968,472
Personal & Nondurable Consumer Products: 2.3%
500,000	(1)	Advantage Sales & Marketing, Inc., 2nd Lien Term Loan, 0.000%, due 06/18/18	484,167
992,500		Advantage Sales & Marketing, Inc., Term Loan B, 5.250%, due 12/18/17	960,864

See Accompanying Notes to Financial Statements

21

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount		Borrower\Tranche Description	Fair Value
Personal & Nondurable Consumer Products: (continued)
$499,330		Bushnell, Inc., 1st Lien Term Loan, 4.496%, due 08/23/13	$464,377
248,741		Hillman Group (The), Inc., Term Loan B, 5.000%, due 05/27/16	243,455
498,750		Information Resources, Inc., New Term Loan B, 5.000%, due 12/01/17	485,034
613,109		Jarden Corporation, New Term Loan B, 3.239%, due 03/30/18	609,584
500,000		Revlon Consumer Products Corporation, New Term Loan B, 5.738%, due 11/17/17	486,125
185,000		SRAM, LLC, 2nd Lien Term Loan, 8.500%, due 12/07/18	184,076
1,062,562		SRAM, LLC, New Term Loan B, 4.755%, due 06/07/18	1,025,371
451,992		Totes Isotoner Corporation, 1st Lien Term Loan, 7.258%, due 07/07/17	431,653
46,875		Totes Isotoner Corporation, Delayed Draw Term Loan, 7.250%, due 07/07/17	44,766
			5,419,472
Personal, Food & Miscellaneous: 3.9%
1,221,938		Acosta, Inc., Term Loan, 4.750%, due 03/01/18	1,180,239
1,000,000		Bojangles Restaurants, Inc., Term Loan, 8.000%, due 08/17/17	982,500
840,000		Dennys, Inc, New Term Loan B, 5.250%, due 09/30/16	838,950
317,015		DineEquity Inc., New Term Loan B, 4.250%, due 10/19/17	308,496
1,161,240		Dunkin Brands, Inc., New Term Loan B2, 4.000%, due 11/23/17	1,125,918
1,389,857		N.E.W. Customer Services Companies, Inc., Secured Term Loan, 6.000%, due 03/23/16	1,346,424
1,389,500		NBTY, Inc., New Term Loan B, 4.250%, due 10/02/17	1,349,118
325,981	(1)	U.S. Security Associates Holdings, Inc., Delayed Draw Term Loan, 0.000%, due 07/28/17	318,647
1,673,903	(1)	U.S. Security Associates Holdings, Inc., New Term Loan, 0.000%, due 07/28/17	1,636,240
			9,086,532
Printing & Publishing: 1.6%
1,471,702	(1)	Cengage Learning, Inc., Term Loan, 2.490%, due 07/03/14	1,167,900
1,289,038	(1)	Cenveo Corporation, Term Loan B, 6.250%, due 12/21/16	1,251,978
1,000,000		Merrill Communications, LLC, Term Loan, 7.500%, due 12/24/12	950,000
897,022		R.H. Donnelley Corporation, New Term Loan, 9.000%, due 10/24/14	417,115
			3,786,993
Radio and TV Broadcasting: 3.2%
1,500,000		Clear Channel Communications, Inc., Term Loan B, 3.889%, due 01/28/16	1,071,938
1,000,000	(1)	Cumulus Media Holdings Inc., 2nd Lien Term Loan, 0.000%, due 02/11/19	931,250
2,000,000	(1)	Cumulus Media Holdings Inc., Term Loan, 0.000%, due 09/17/18	1,892,500
978,038		FoxCo Acquisition, LLC, Term Loan B, 4.750%, due 07/14/15	933,212
349,125		Raycom TV Broadcasting, LLC, Term Loan B, 4.500%, due 05/31/17	331,669
2,706,090	(1)	Univision Communications, Inc., Extended Term Loan, 4.489%, due 03/31/17	2,305,812
			7,466,381
Retail Stores: 11.8%
2,600,000	(1)	Academy Ltd., Term Loan, 6.000%, due 08/03/18	2,502,499
915,750		Amscan Holdings, Inc., Term Loan B, 6.750%, due 12/04/17	898,294
1,497,500	(1)	Bass Pro Group, LLC, Term Loan, 5.254%, due 06/13/17	1,438,536
1,031,250	(1)	BJs Wholesale Club, 2nd Lien Term Loan, 0.000%, due 03/27/19	1,000,957
2,550,000	(1)	BJs Wholesale Club, Term Loan B, 0.000%, due 09/27/18	2,468,946
987,500		Burlington Coat Factory, Term Loan B, 6.250%, due 02/23/17	951,703
996,589		Claires Stores, Inc., Term Loan B, 2.991%, due 05/29/14	846,976
333,750		General Nutrition Centers, Inc., New Term Loan B, 4.250%, due 03/02/18	323,877
1,000,000		Guitar Center, Inc., Extended Term Loan, 5.620%, due 04/10/17	888,333
1,396,500		J. Crew, New Term Loan B, 4.750%, due 03/07/18	1,249,868
1,795,500		Jo-Ann Stores, Inc., Term Loan, 4.750%, due 03/16/18	1,674,304
843,625		Leslies Poolmart, Inc., Term Loan B, 4.504%, due 11/21/16	801,444
2,388,639		Michaels Stores, Inc., Term Loan B2, 4.802%, due 07/31/16	2,284,136
375,000		Nebraska Book Company, Inc, DIP Term Loan B, 7.250%, due 07/27/12	372,188
3,492,420		Neiman Marcus Group, Inc, New Term Loan, 4.750%, due 05/16/18	3,246,493
1,942,311		Petco Animal Supplies, Inc., New Term Loan, 4.500%, due 11/24/17	1,843,171
1,072,500		Pilot Travel Centers LLC, New Term Loan B, 4.250%, due 03/30/18	1,062,222
497,500		Savers, New Term Loan B, 4.250%, due 03/03/17	491,281
1,404,136		The Gymboree Corporation, New Term Loan, 5.000%, due 02/23/18	1,255,239
349,125		Toys “R” Us, Inc., Incremental Term Loan B2, 5.250%, due 05/25/18	333,851
1,737,500	(1)	Toys “R” Us, Inc., New Term Loan, 6.000%, due 09/01/16	1,671,802
			27,606,120

See Accompanying Notes to Financial Statements

22

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount		Borrower\Tranche Description	Fair Value
Satellite: 0.8%
$1,995,000		Intelsat Jackson Holdings S.A., Tranche B Term Loan, 5.250%, due 04/02/18	$1,925,590
			1,925,590
Telecommunications Equipment: 0.7%
514,415		CommScope, Inc., New Term Loan B, 5.000%, due 01/14/18	504,770
1,127,731		Syniverse Holdings, Inc., Term Loan B, 5.250%, due 12/21/17	1,114,105
			1,618,875
Textiles & Leather: 0.1%
332,500		Targus Group, Inc., Term Loan B, 11.000%, due 05/16/16	321,694
			321,694
Utilities: 2.9%
995,000		AES Corporation, New Term Loan, 4.250%, due 06/01/18	974,790
895,500		Calpine Corp, New Term Loan, 4.500%, due 04/02/18	849,158
997,500		Calpine Corp, Term Loan B2, 4.500%, due 04/02/18	946,628
1,500,000	(1)	Dynegy Holdings Inc., CoalCo Term Loan, 9.250%, due 08/04/16	1,463,749
1,100,000		Dynegy Holdings Inc., GasCo Term Loan, 9.250%, due 08/04/16	1,086,078
1,787,818	(1)	Texas Competitive Electric Holdings Company LLC, Extended Term Loan, 4.750%, due 10/10/17	1,203,985
481,940		Texas Competitive Electric Holdings Company LLC, Non-Extended Term Loan, 3.726%, due 10/10/14	341,976
			6,866,364

		Total Loans (Cost $241,399,929)	231,515,218

Shares			Market Value

Short-term Investments: 12.5%

		Mutual Fund:12.5%
29,312,050		State Street Institutional Liquid Reserves Fund — Institutional Class		$29,312,050
		Total Mutual Fund (Cost $29,312,050)		29,312,050
		Total Investments (Cost $270,711,979)**	111.4%	$260,827,268
		Other Assets and Liabilities — Net	(11.4)	(26,640,424)
		Net Assets	100.0%	$234,186,844

	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	(1)	All or a portion of the loan is pending settlement. Contract rates do not take effect until settlement date.
	**	For Federal Income Tax purposes cost of investments is $270,712,011.

		Net unrealized depreciation consists of the following:

		Gross Unrealized Appreciation		$233,254
		Gross Unrealized Depreciation		(10,117,997)
		Net Unrealized Depreciation		$(9,884,743)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/11
Asset Table
Investments, at value
Loans	$—	$231,515,218	$—	$231,515,218
Short-Term Investments	29,312,050	—	—	29,312,050
Total Investments, at value	$29,312,050	$231,515,218	$—	$260,827,268

Other Financial Instruments+
Futures	750	—	—	750
Total Assets	$29,312,800	$231,515,218	$—	$260,828,018

See Accompanying Notes to Financial Statements

23

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

+	Other Financial Instruments are securities or derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, unfunded commitments and written options. Forward foreign currency contracts, futures and unfunded commitments are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their fair value at measurement date.

ING Floating Rate Fund Open Futures Contracts on September 30, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Short Contracts
U.S. Treasury 5-Year Note	8	12/30/11	$979,875	$750
			$979,875	$750

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Unrealized appreciation on futures contracts	$750
Total Asset Derivatives		$750

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures

Interest rate contracts	$(59,377)
Total	$(59,377)

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures

Interest rate contracts	$(1,406)
Total	$(1,406)

See Accompanying Notes to Financial Statements

24

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UFR     (0911-111811)

Semi-Annual Report

September 30, 2011

Classes A, B, C, I, O, R and W

Fixed-Income Funds

■  ING GNMA Income Fund

■  ING High Yield Bond Fund

■  ING Intermediate Bond Fund

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	7
Statements of Assets and Liabilities	9
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Summary Portfolios of Investments	33

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Lack of euro zone progress grips markets

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Faced with a situation that, if mishandled, could compromise the euro, European leaders so far have offered only half-measures in their attempts to move toward a comprehensive solution for the currency bloc. With the stability of Italy — Europe’s third-largest economy — now in question, the need for an effective policy response has become even more acute. While the European debt deal reached in late October enhanced the firepower of the region’s rescue fund, the details of how this will be accomplished have yet to be fully fleshed out.

Well-publicized political turmoil in Greece has threatened to derail the debt deal. Investors are expressing similar doubts about Italy’s ability to embrace fiscal austerity, driving up interest rates on the country’s debt. The euro zone crisis is a result of weaker countries such as Italy and Greece being forced to compete in the same currency with stronger nations such as Germany. Many experts believe these fundamental imbalances may cause recurring crises even if the current one is fixed, suggesting that euro zone volatility may be a long-term factor in the financial markets.

Where do investors turn in times of uncertainty? Usually sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current political trend toward fiscal austerity downplays this important function and may prolong the global economic malaise.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Investment Management, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 8, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2011

As our new fiscal year started, commentators were wondering what it would take to spoil investors’ collective appetite for risky assets. Global equities in the form of the MSCI World IndexSM, measured in local currencies, including net reinvested dividends, were up 3.58%, despite an earthquake, tsunami and nuclear crisis in Japan, as well as the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis. Many of the developed world’s economies, including the US, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine.

But as the year wore on, the patient took a turn for the worse and by the end of September global equities were down 15.34% for the six-month period. (The MSCI World IndexSM returned (16.22)% for the six-month period, measured in U.S. dollars.)

It did not happen right away. In April the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%, where it stayed through September, with 42.9% unemployed for more than 26 weeks. By then the average number of new jobs created in the last three months had slumped to just 35,000, including the shrinking government sector.

In the housing market, sales of new homes were on pace for the lowest year since records began decades ago. The main disappointment however, was the confirmation in May of the “double dip” in housing prices, when the S&P/Case-Shiller 20-City Composite Home Price Index was reported as having fallen below the near term trough recorded in April 2009.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was revised down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

There would be no cheer on the political front as parties deadlocked on the issue of raising the debt ceiling. A stopgap agreement avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. Federal Reserve Chairman Bernanke pointed out on August 26 that monetary policy could only go so far in stimulating activity. President Obama duly proposed a $447 billion fiscal stimulus package in early September. But it was expected to go nowhere as it also included tax increases on households with higher incomes.

Yet the main market driver on most days was the latest news on the euro zone’s deteriorating sovereign debt crisis. In early July, talks on a second bail-out for Greece stalled. Rumors swirled that euro zone finance ministers were about to give up on Greece and allow a default. Attention quickly turned to the much bigger bond markets of Spain and especially Italy, with debt at 120% of GDP. If default was now an option, why not for Spain and Italy? Italian and Spanish bond yields soared to euro-era high levels, retreating only when the European Central Bank started buying the bonds in the open market, a role it was never meant to play. As for Greece, a second bail-out package was finally agreed upon. But the next installment of funds from the first bail-out package is still outstanding because Greece, set to run out of cash in mid-October, is unable to meet the agreed fiscal targets that came with it.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 6.20% in the six months through September. As one might expect, the sub-index representing Treasuries did best, returning 9.02%, but interestingly the Barclays Capital Corporate Investment Grade Bond Index also rose, albeit by less: 5.20%. Risk aversion was most clearly seen in the high yield bond sector where the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index fell 5.12%.

U.S. equities, represented by the S&P 500® Index, including dividends, fell by 13.78%, led by the most vulnerable sectors: financials, industrials, energy and materials, which sank by more than 20%. The operating earnings of S&P 500® companies in the second quarter exceeded their all time record of exactly four years before, as expected, but estimates for future quarters were coming down as September ended.

Currency markets increasingly witnessed a flight to safety, but safety is relative. The worsening euro zone debt crisis meant that the dollar gained against the euro, by 3.68% and less directly against the pound, by 2.60%. But the dollar fell back against the yen by 7.53% despite intervention, the chronic strength of that currency usually attributed to its current account surplus and evidently in September, the repatriation of overseas investments.

In international markets, the MSCI Japan® Index lost 12.83% in the six months through September, to the lowest level since March 2009, as GDP fell for three consecutive quarters in the wake of natural disasters earlier in the year. The MSCI Europe ex UK® Index plunged 20.20% into bear market territory, led by banks, down 34%. Quarterly euro zone growth fell to just 0.2%, while purchasing managers’ indices dipped into contraction as the period ended. The MSCI UK® Index dropped 11.44%. While GDP growth was at the same low level as in the rest of Europe, the UK’s financials and industrials held up rather better.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital U.S. MBS Index	An unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Barclays Capital Corporate High Yield Index	An unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2011 (as a percentage of net assets)
U.S. Government Agency Obligations	107.6%
Liabilities in Excess of Other Assets	(7.6)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING GNMA Income Fund (the “Fund”) seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the six-month period ended September 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.50% compared to the Barclays Capital U.S. Mortgage-Backed Securities (“MBS”) Index which returned 4.64% for the same period.

Portfolio Specifics: Government-backed securities benefited over the past few quarters from ongoing sponsorship of U.S. Treasuries and, more recently, GNMA and agency MBS purchases by the Federal Reserve. Concurrently, there have been significant flight-to-quality flows out of riskier assets into safer investments as global growth has slowed and uncertainty in the euro zone has continued. Over the past two quarters GNMA bonds outperformed agency MBS due to high international sponsorship and the explicit government guarantee. Ultimately, the Fund benefited from these events and the portfolio performed well during the reporting period, although it has experienced periods of volatility.

Performance was aided early in the period from slow prepayments and increasing dollar prices for higher coupon mortgages. However, the constant barrage of political rhetoric concerning help for distressed homeowners caused these same mortgages to fall in price in August and September. Additionally, prepayment risk increased as the period progressed as interest rates fell to their lowest levels since World War II. The Fund’s focus on mortgage pools and collateralized mortgage obligations (“CMOs”) with prepayment protection has added value in this environment. Finally, we remind investors that the Fund remains committed to only investing in securities that have the support of the U.S. government. We believe this commitment is increasingly important in an uncertain and volatile economic environment.

Top Ten Holdings as of September 30, 2011 (as a percentage of net assets)
Ginnie Mae, 3.500%, 02/15/41	9.6%
Ginnie Mae, 4.000%, 06/20/41	4.3%
Fannie Mae, 4.500%, 09/01/41	4.2%
Ginnie Mae, 5.000%, 05/15/40	3.6%
Fannie Mae, 4.500%, 09/01/41	2.2%
Ginnie Mae, 5.000%, 07/20/41	1.9%
Ginnie Mae, 3.500%, 02/15/41	1.9%
Ginnie Mae, 5.473%, 01/20/60	1.8%
Ginnie Mae, 5.750%, 07/20/38	1.4%
Freddie Mac, 6.000%, 05/15/36	1.4%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: The housing market continues to struggle, with prices expected, in our opinion, to fall an additional 5-10% nationally over the next several quarters. To date, the government’s efforts to improve housing have been only modestly effective. However, the Federal Reserve’s commitment to keep interest rates low, combined with its plan to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed “Operation Twist”) should impact homeowners with good credit and some equity in their home. We believe ongoing fear regarding the global economy should also serve as a near-term constraint on growth and liquidity, thus, depressing interest rates well into 2012. The result is that investors are left with few choices to achieve attractive yields without taking increasing amounts of risk.

With this in mind, we continue to manage the Fund seeking to benefit from high current income investments. The predominant focus remains on specified GNMA pools and CMOs that provide more attractive current income while seeking to minimize prepayment risks. We are paying special attention to pools with lower loan balances, those with loans possessing more attractive credit characteristics and those that are sufficiently seasoned to reduce their prepayment sensitivity to interest rate movements. In addition, we will continue to seek GNMA CMOs that provide structural prepayment and extension protection.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Sector Diversification as of September 30, 2011 (as a percentage of net assets)
Consumer Discretionary	24.0%
Energy	16.1%
Financials	10.6%
Consumer Staples	7.7%
Health Care	7.6%
Materials	7.3%
Industrials	6.6%
Telecommunications	5.6%
Information Technology	4.9%
Utilities	3.6%
Other Asset-Backed Securities	0.9%
Assets in Excess of Other Liabilities*	5.1%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Matthew Toms, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (4.94)%, compared to the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (“Index”), which returned (5.12)%, respectively, for the same period.

Portfolio Specifics: Financial markets maintained a generally positive tone until late July, but were in full “risk-off” mode in August and September as U.S. economic data weakened and Europe seemed to remain far from a workable solution to its sovereign debt woes. Ten-year Treasury yields tumbled to less than 2% and global equity markets plunged, with the S&P 500® Index losing 12% and Germany’s DAX losing 23% from July 31 to September 30. Despite still-positive credit fundamentals, high yield bond prices suffered as investors sold risk assets almost indiscriminately.

The Index posted a loss for the period as widening credit spreads pushed the index yield to 9.54%, the highest since November 2009. Higher quality bonds held up better than lower quality, though returns were negative across all ratings; BB-rated bonds lost 2.23% for the quarter versus an 11.03% loss for CCC bonds. The best performing sectors included defensive businesses such as pipelines, cable television and pharmaceuticals, whereas the laggards included cyclicals (home construction and transportation services) as well as some with fundamental pressures (wireless telecom).

The Fund’s outperformance in the period was driven largely by avoiding most of the biggest losers, as there were few positive returns to be had in the market. Our underweight of more defensive BB-rated bonds negatively impacted performance versus the benchmark; but this was largely offset by our avoidance of the lowest quality, most over-leveraged issuers, which saw prices decline sharply. Our underweights of financials, homebuilders, paper and wireless telecom all positively impacted performance. Other positive contributors included an overweight to the cable sector and our holdings of coal producers and oil-focused energy producers. Holdings in cable operator Insight Communications Company, Inc. and energy producer Petrohawk Energy Corp. helped performance when those issuers agreed to be acquired by investment grade companies. The Fund’s detractors included cyclical holdings in autos and chemicals, as well as historically defensive healthcare holdings as that sector came under pressure due to worries about increased Medicare reimbursement cuts as part of the ongoing U.S. budget debate. Holdings that were negatively impacted included Gentiva Health Services and Iasis Healthcare LLC.

Top Ten Holdings as of September 30, 2011* (as a percentage of net assets)
Ally Financial, Inc., 8.000%, 03/15/20	1.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	1.2%
Ford Motor Credit Co., LLC, 8.125%, 01/15/20	1.0%
CIT Group, Inc., 7.000%, 05/02/17	0.9%
Intelsat Luxembourg S.A., 11.250%, 02/04/17	0.9%
GSC Partners CDO Fund Ltd, 2.185%, 12/16/15	0.9%
Foresight Energy LLC / Foresight Energy Corp., 9.625%, 08/15/17	0.8%
AMC Entertainment, Inc., 9.750%, 12/01/20	0.8%
Pinnacle Entertainment, Inc., 8.750%, 05/15/20	0.7%
Thompson Creek Metals Co., Inc., 7.375%, 06/01/18	0.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Our longer term positive view on the high yield market has not changed: We continue to expect a modest U.S. recovery and a below-average default rate for an extended period. We believe investors are being generously compensated for the default risk taken, with the recent sell-off in the market offering the potential for attractive returns over the next 12-24 months. We believe we are likely to see continued volatility in the near term as we wait for evidence that both the European sovereign debt crisis and the U.S. budget battle will be addressed without lasting harm to the global economy, but we find the risk/reward prospects of high yield bonds attractive at current spread levels.

In keeping with our constructive long-term view, we are maintaining a single-B risk profile (underweight BBs and lower CCCs), though we did reduce risk somewhat into market strength earlier in the year as macro headlines and economic data turned more negative. Though trading liquidity has been limited in recent months, we have continued to add higher quality debt and increase existing investment themes such as energy producers. Positions added or increased include Chesapeake Energy; Arch Coal, Inc.; Emergency Medical Services Corp.; and oil and gas producer W&T Offshore Inc. We selectively reduced positions where the risk/reward profile had become less attractive, including eliminating positions in retailer Bon-Ton Stores, Inc. and newspaper publisher and broadcaster Media General, Inc.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2011 (as a percentage of net assets)
U.S. Government Agency Obligations	37.5%
U.S. Treasury Obligations	32.4
Corporate Bonds/Notes	25.1
Collateralized Mortgage Obligations	10.9
Other Bonds	5.9
Asset-Backed Securities	5.8
Foreign Government Bonds	1.1
Preferred Stock	0.2
Liabilities in Excess of Other Assets*	(18.9)
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation.(1) The Fund is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.50% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 6.21%, for the same period.

Portfolio Specifics: The global growth and economic recovery story lost its way during the period due to fears of a potential double-dip recession, as markets capitulated under the yoke of broken investor sentiment, weakening economic indicators and heightened concerns of a systemic debt crisis in Europe and the United States. Risk assets were shed indiscriminately, at times in favor of safe-haven U.S. Treasury and government related securities, with rates rallying substantially and spread sectors widening to recessionary levels. While spread sectors were contributors to outperformance in the first quarter of 2011, relative underperformance in the second and third quarters was largely driven by broad-based spread sector widening in response to heightened risk aversion. We reduced the Fund’s allocations to high yield and commercial mortgage backed securities (“CMBS”) in favor of higher credit quality investment grade corporate bonds and high quality agency mortgage-backed securities (“MBS”) in response to the heightened global event risk. Nevertheless, sector allocation was a detractor, as spreads, even in higher quality corporate bonds and agency mortgage-backed securities (“MBS”), widened in sympathy with riskier spread sectors like high yield and commercial mortgage backed securities (“CMBS”), and with greater velocity than we anticipated.

Tactically positioning duration from the longer end, including duration position outside the U.S., helped performance, by allowing the Fund to take advantage of areas of the globe that benefited as longer-term rates rallied and yield curves flattened in the flight-to-quality environment. Our duration and yield curve positioning was the largest contributor to performance during the period given the widespread decline in rates in the U.S. and across the globe. Security selection, particularly sub-sector investment grade corporate overweights to high quality banks and financials, drove underperformance for the period. This detraction was offset partially by sub-sector security selection within agency residential mortgage-backed securities (“RMBS”), where our barbell positioning — that is, concentration of holdings near the ends of the coupon stack — outperformed. We used interest rate swaps and Treasury futures for duration and yield curve management. The overall impact on the Fund’s relative performance for both cash and derivatives of these for six months ending September was positive, with most of the outperformance coming in the third quarter of the year. We also used credit default swaps for sector management and for the managing of our security selection throughout the period. Overall sector allocations and security selection, when taking into account derivatives and cash bonds, were detractors from relative performance for the six months, with the majority of underperformance coming in the third quarter of the year.

Top Ten Holdings as of September 30, 2011* (as a percentage of net assets)
United States Treasury Note/Bond, 2.125%, 08/15/21	8.2%
United States Treasury Note/Bond, 2.250%, 07/31/18	8.0%
United States Treasury Note/Bond, 0.500%, 08/15/14	7.5%
Fannie Mae, 4.000%, 07/25/39	5.4%
United States Treasury Note/Bond, 1.000%, 08/31/16	4.3%
Freddie Mac, 4.000%, 06/15/40	4.0%
Fannie Mae, 4.500%, 10/15/35	3.4%
Freddie Mac, 4.500%, 10/15/35	2.6%
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/15	1.8%
Freddie Mac, 5.500%, 08/15/20	1.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: The rapid and widespread sell-off in risk assets witnessed of late speaks to the systemic effect of high debt levels in the Western economies. Until the United States and the European Union forge clear paths to deleverage their fiscal houses, we believe rates will remain low across the yield curve, growth will remain tepid and periods of heightened volatility will become more frequent. Underlying these headline debt concerns are economic indicators that are trending downward. Spread sectors are widening in sympathy, pricing in recession relative to historical averages in both investment grade and high yield credits. We retain our positive strategic outlook for most risk sectors. The only substantial change in high yield over the last month has been that spreads have widened. Valuations appear generous given the low default risk in higher quality and moderately leveraged high yield credits. Earnings guidance for investment grade corporates has come under question with the increased risk of an eventual GDP contraction. Technical factors are deteriorating, as inflows are slowing down, and we believe we are likely entering a period of heavy issuance. In emerging markets (“EM”), our outlook also remains positive, particularly for EM sovereigns given their lower debt burdens relative to developed economies. Local currency sovereign interest rates have declined, improving the funding situation for many countries. Valuations are generous given low default expectations, and a potential U.S. recession could cause EM to outperform domestic credits. Non-agency residential mortgages and CMBS remain fundamentally attractive. While the housing market is entering a seasonal period of negative fundamentals, yields for many non-agency bonds remain attractive. The large pipeline of new issuance in CMBS came and went without meaningfully impacting spreads. In non-agency RMBS, feared selling from the public sector and from European banks has not materialized. Mortgages were not able to keep up with Treasuries in the flight-to-quality. Negative technical factors, including weakened non-federal demand and overwhelming supply on the way, are keeping our tactical stance neutral on this sector. Credit fundamentals remain fairly strong relative to current valuations. Still, we are cautious in the near term, as market factors and headline risks continue to generate uncertainty, trumping fundamentals for some time. Slower projected growth rates leave less room for error if the economy is to avoid a recession; therefore, some of the recent increase in risk premiums is justified.

(1)	Prior to September 30, 2011, the investment objective was to provide investors with a high level of current income consistent with the preservation of capital and liquidity. The Fund’s investment objective changed, effective September 30, 2011.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2011*	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2011*
ING GNMA Income Fund
Class A	$1,000.00	$1,045.00	0.92%	$4.70	$1,000.00	$1,020.46	0.92%	$4.65
Class B	1,000.00	1,041.20	1.67	8.47	1,000.00	1,016.70	1.67	8.37
Class C	1,000.00	1,042.50	1.67	8.53	1,000.00	1,016.70	1.67	8.42
Class I	1,000.00	1,046.50	0.62	3.17	1,000.00	1,021.96	0.62	3.13
Class W	1,000.00	1,046.20	0.67	3.43	1,000.00	1,021.71	0.67	3.39
ING High Yield Fund
Class A	1,000.00	950.60	1.10	5.36	1,000.00	1,019.55	1.10	5.55
Class B	1,000.00	946.80	1.85	8.96	1,000.00	1,015.79	1.85	9.27
Class C	1,000.00	948.20	1.85	8.96	1,000.00	1,015.79	1.85	9.27
Class I	1,000.00	953.80	0.68	3.27	1,000.00	1,021.66	0.68	3.39
Class W(1)	1,000.00	929.80	0.85	1.46	1,000.00	1,020.81	0.85	4.29

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was on July 29, 2011. Expenses paid for the Actual Fund Return reflect the 64-day period ended September 30, 2011.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2011*	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2011*
ING Intermediate Bond Fund
Class A	$1,000.00	$1,045.00	0.67%	$3.37	$1,000.00	$1,021.71	0.67%	$3.34
Class B	1,000.00	1,040.80	1.42	7.19	1,000.00	1,017.95	1.42	7.11
Class C	1,000.00	1,040.90	1.42	7.19	1,000.00	1,017.95	1.42	7.11
Class I	1,000.00	1,046.40	0.40	2.00	1,000.00	1,023.06	0.40	1.97
Class O	1,000.00	1,043.90	0.67	3.37	1,000.00	1,021.71	0.67	3.34
Class R	1,000.00	1,043.60	0.92	4.65	1,000.00	1,020.46	0.92	4.60
Class W	1,000.00	1,057.70	0.42	2.16	1,000.00	1,022.96	0.42	2.12

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2011 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$908,025,615	$104,533,681	$952,437,253
Short-term investments at value***	—	3,566,000	118,386,641
Cash	61,360,701	13,284	791,907
Cash collateral for futures	998,500	—	2,905,526
Receivable for derivatives collateral (Note 2)	—	—	3,382,000
Foreign currencies at value*****	—	12,691	2,491
Receivables:
Investments securities sold	—	1,537,489	12,465,990
Investment securities sold on a delayed-delivery or when-issued basis	158,467,030	—	80,456,482
Fund shares sold	1,627,056	38,980	321,996
Dividends	—	207	1,089
Interest	3,992,083	2,603,569	5,134,407
Unrealized appreciation on forward foreign currency contracts	—	—	5,585,194
Upfront payments paid on swap agreements	—	—	606,799
Unrealized appreciation on swap agreements	—	—	1,038,338
Prepaid expenses	43,769	31,578	65,648
Reimbursement due from manager	—	5,532	—
Total assets	1,134,514,754	112,343,011	1,183,581,761

LIABILITIES:
Income distribution payable	—	681,279	1,736,598
Payable for investment securities purchased	—	1,200,000	28,216,958
Payable for investment securities purchased on a delayed-delivery or when-issued basis	276,966,575	—	240,533,877
Payable for fund shares redeemed	12,574,200	57,662	194,110
Payable upon receipt of securities loaned	—	—	98,811,612
Unrealized depreciation on forward foreign currency contracts	—	—	442,936
Upfront payments received on swap agreements	—	—	5,373,165
Unrealized depreciation on swap agreements	—	—	4,729,930
Payable to affiliates	617,499	85,818	287,583
Payable for trustee fees	8,018	6,621	8,893
Payable for borrowings against line of credit	—	—	730,000
Payable for derivatives collateral (Note 2)	—	—	1,350,000
Other accrued expenses and liabilities	187,626	92,756	245,648
Total liabilities	290,353,918	2,124,136	382,661,310
NET ASSETS	$844,160,836	$110,218,875	$800,920,451

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$800,422,037	$159,192,960	$929,167,962
Undistributed (distributions in excess of) net investment income	(65,101)	(147,892)	19,196,446
Accumulated net realized loss	(1,923,214)	(44,640,690)	(156,766,814)
Net unrealized appreciation (depreciation)	45,727,114	(4,185,503)	9,322,857
NET ASSETS	$844,160,836	$110,218,875	$800,920,451

+ Including securities loaned at value	$—	$—	$96,788,834
* Cost of investments in securities	$862,296,366	$108,718,966	$946,066,458
*** Cost of short-term investments	$—	$3,566,000	$119,052,612
***** Cost of foreign currencies	$—	$12,907	$2,566

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

	ING GNMA Income Fund		ING High Yield Bond Fund		ING Intermediate Bond Fund
Class A
Net assets		$629,824,453		$74,553,337	$297,693,331
Shares outstanding**		69,511,754		10,379,897	30,596,506
Net asset value and redemption price per share		$9.06		$7.18	$9.73
Maximum offering price per share (2.50%)+		$9.29		$7.36	$9.98

Class B
Net assets		$6,160,093		$3,000,018	$5,616,820
Shares outstanding**		683,693		418,230	578,282
Net asset value and redemption price per share†		$9.01		$7.17	$9.71

Class C
Net assets		$109,000,032		$10,746,152	$32,965,604
Shares outstanding**		12,090,303		1,496,651	3,392,653
Net asset value and redemption price per share†		$9.02		$7.18	$9.72

Class I
Net assets		$91,509,476		$21,916,591	$331,419,323
Shares outstanding**		10,086,466		3,052,687	34,068,358
Net asset value and redemption price per share		$9.07		$7.18	$9.73

Class O
Net assets	$	n/a	$	n/a	$41,742,126
Shares outstanding**		n/a		n/a	4,288,571
Net asset value and redemption price per share	$	n/a	$	n/a	$9.73

Class R
Net assets	$	n/a	$	n/a	$17,157,578
Shares outstanding**		n/a		n/a	1,761,033
Net asset value and redemption price per share	$	n/a	$	n/a	$9.74

Class W
Net assets		$7,666,782		$2,777	$74,325,669
Shares outstanding**		844,434		387	7,647,067
Net asset value and redemption price per share		$9.08		$7.18	$9.72

** Unlimited shares authorized; $0.001 par value, except for share classes not available.
+ Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$1,839	$66,974
Interest, net of foreign taxes withheld*	16,081,484	4,933,528	19,110,714
Securities lending income, net	—	—	91,552
Total investment income	16,081,484	4,935,367	19,269,240

EXPENSES:
Investment management fees	1,898,811	314,216	671,163
Distribution and service fees:
Class A	759,947	104,019	391,160
Class B	38,573	20,944	35,265
Class C	529,000	58,635	165,084
Class O	—	—	52,177
Class R	—	—	37,325
Transfer agent fees:
Class A	171,037	74,571	135,272
Class B	2,169	3,755	3,019
Class C	29,763	10,508	14,270
Class I	1,431	422	111,135
Class R	—	—	6,466
Class O	—	—	18,069
Class W	1,902	—	20,020
Administrative service fees	403,997	61,610	394,797
Shareholder reporting expense	29,256	11,529	14,720
Registration fees	44,441	38,200	56,668
Professional fees	37,044	5,451	37,422
Custody and accounting expense	54,927	12,627	94,160
Trustee fees	12,744	1,200	11,705
Miscellaneous expense	22,059	2,584	20,959
Interest expense	—	36	4,299
Total expenses	4,037,101	720,307	2,295,155
Net waived and reimbursed fees	—	(32,931)	—
Net expenses	4,037,101	687,376	2,295,155
Net investment income	12,044,383	4,247,991	16,974,085

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,204,589	2,400,609	36,444,927
Foreign currency related transactions	—	—	2,180,608
Futures	(2,532,938)	—	(5,617,259)
Swaps	—	(3,472)	(139,619)
Written options	—	—	222,470
Net realized gain	6,671,651	2,397,137	33,091,127
Net change in unrealized appreciation or depreciation on:
Investments	16,324,993	(12,564,288)	(21,445,340)
Foreign currency related transactions	—	(733)	5,904,477
Futures	(1,544)	—	2,132,003
Swaps	—	—	(2,750,693)
Written options	—	—	46,538
Net change in unrealized appreciation or depreciation	16,323,449	(12,565,021)	(16,113,015)
Net realized and unrealized gain (loss)	22,995,100	(10,167,884)	16,978,112
Increase (decrease) in net assets resulting from operations	$35,039,483	$(5,919,893)	$33,952,197

* Foreign taxes withheld	$—	$—	$1,530

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GNMA Income Fund		ING High Yield Bond Fund
	Six Months Ended September 30, 2011	Year Ended March 31, 2011	Six Months Ended September 30, 2011	Year Ended March 31, 2011
FROM OPERATIONS:
Net investment income	$12,044,383	$28,634,271	$4,247,991	$8,507,329
Net realized gain	6,671,651	6,946,705	2,397,137	4,791,701
Net change in unrealized appreciation or depreciation	16,323,449	3,703,788	(12,565,021)	2,146,253
Increase (decrease) in net assets resulting from operations	35,039,483	39,284,764	(5,919,893)	15,445,283

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(11,715,344)	(24,627,310)	(2,872,862)	(6,170,719)
Class B	(131,714)	(637,962)	(127,722)	(641,089)
Class C	(1,666,116)	(3,671,286)	(361,218)	(746,145)
Class I	(1,633,108)	(3,133,728)	(885,118)	(798,345)
Class W	(136,639)	(346,694)	(36)	—
Return of capital:
Class A	—	—	—	(181,532)
Class B	—	—	—	(14,496)
Class C	—	—	—	(25,403)
Class I	—	—	—	(45,501)
Total distributions	(15,282,921)	(32,416,980)	(4,246,956)	(8,623,230)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	143,082,664	252,757,052	20,425,896	61,128,322
Reinvestment of distributions	13,269,144	27,473,342	2,866,144	6,221,442
	156,351,808	280,230,394	23,292,040	67,349,764
Cost of shares redeemed	(116,702,136)	(282,047,139)	(29,315,378)	(55,515,327)
Net increase (decrease) in net assets resulting from capital share transactions	39,649,672	(1,816,745)	(6,023,338)	11,834,437
Net increase (decrease) in net assets	59,406,234	5,051,039	(16,190,187)	18,656,490

NET ASSETS:
Beginning of period	784,754,602	779,703,563	126,409,062	107,752,572
End of period	$844,160,836	$784,754,602	$110,218,875	$126,409,062
Undistributed (distributions in excess of) net investment income at end of period	$(65,101)	$3,173,437	$(147,892)	$(148,927)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Intermediate Bond Fund
	Six Months Ended September 30, 2011	Year Ended March 31, 2011
FROM OPERATIONS:
Net investment income	$16,974,085	$39,498,147
Net realized gain	33,091,127	17,244,376
Net change in unrealized appreciation or depreciation	(16,113,015)	4,058,320
Increase in net assets resulting from operations	33,952,197	60,800,843

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(7,338,471)	(15,674,008)
Class B	(137,510)	(566,077)
Class C	(637,230)	(1,594,653)
Class I	(8,244,615)	(15,443,401)
Class O	(968,923)	(1,909,958)
Class R	(323,090)	(664,621)
Class W	(977,373)	(113,308)
Total distributions	(18,627,212)	(35,966,026)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	175,455,308	183,546,425
Reinvestment of distributions	14,222,685	29,932,608
	189,677,993	213,479,033
Cost of shares redeemed	(153,599,676)	(279,861,986)
Net increase (decrease) in net assets resulting from capital share transactions	36,078,317	(66,382,953)
Net increase (decrease) in net assets	51,403,302	(41,548,136)

NET ASSETS:
Beginning of period	749,517,149	791,065,285
End of period	$800,920,451	$749,517,149
Undistributed net investment income at end of period	$19,196,446	$20,849,573

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/ additions	Expenses net of fee waivers and/or recoupments if any	Expense net of all reductions/ additions	Net investment income (loss)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	($000’s)	(%)
ING GNMA Income Fund
Class A
09-30-11	8.84	0.14		0.25	0.39	0.17	—	—	0.17	—	9.06	4.50	0.92	0.92	0.92	3.05	629,824	190
03-31-11	8.75	0.32		0.13	0.45	0.36	—	—	0.36	—	8.84	5.26	0.93	0.93	0.93	3.63	593,080	193
03-31-10	8.71	0.33	•	0.07	0.40	0.36	—	—	0.36	—	8.75	4.68	0.94	0.94	0.94	3.83	589,813	114
03-31-09	8.54	0.37		0.18	0.55	0.38	—	—	0.38	—	8.71	6.62	0.96	0.96	0.96	4.33	606,856	39
03-31-08	8.35	0.37		0.20	0.57	0.38	—	—	0.38	—	8.54	7.00	0.96	0.96	0.96	4.45	515,916	32
03-31-07	8.30	0.37		0.09	0.46	0.41	—	—	0.41	—	8.35	5.72	0.95	0.94	0.94	4.49	515,469	99
Class B
09-30-11	8.79	0.12	•	0.24	0.36	0.14	—	—	0.14	—	9.01	4.12	1.67	1.67	1.67	2.30	6,160	190
03-31-11	8.70	0.26	•	0.13	0.39	0.30	—	—	0.30	—	8.79	4.48	1.68	1.68	1.68	2.90	11,262	193
03-31-10	8.66	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.70	3.89	1.69	1.69	1.69	3.08	25,704	114
03-31-09	8.49	0.30		0.18	0.48	0.31	—	—	0.31	—	8.66	5.86	1.71	1.71	1.71	3.57	38,718	39
03-31-08	8.30	0.31		0.19	0.50	0.31	—	—	0.31	—	8.49	6.24	1.71	1.71	1.71	3.70	45,963	32
03-31-07	8.26	0.30		0.09	0.39	0.35	—	—	0.35	—	8.30	4.84	1.70	1.69	1.69	3.73	58,568	39
Class C
09-30-11	8.79	0.10		0.27	0.37	0.14	—	—	0.14	—	9.02	4.25	1.67	1.67	1.67	2.30	109,000	190
03-31-11	8.71	0.25		0.13	0.38	0.30	—	—	0.30	—	8.79	4.38	1.68	1.68	1.68	2.88	104,196	193
03-31-10	8.67	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.71	3.92	1.69	1.69	1.69	3.09	103,103	114
03-31-09	8.50	0.30		0.18	0.48	0.31	—	—	0.31	—	8.67	5.88	1.71	1.71	1.71	3.59	73,209	39
03-31-08	8.31	0.31		0.20	0.51	0.32	—	—	0.32	—	8.50	6.23	1.71	1.71	1.71	3.70	36,218	32
03-31-07	8.27	0.31		0.08	0.39	0.35	—	—	0.35	—	8.31	4.85	1.70	1.69	1.69	3.73	37,280	99
Class I
09-30-11	8.85	0.18		0.23	0.41	0.19	—	—	0.19	—	9.07	4.65	0.62	0.62	0.62	3.36	91,509	190
03-31-11	8.76	0.34		0.14	0.48	0.39	—	—	0.39	—	8.85	5.57	0.63	0.63	0.63	3.92	68,996	193
03-31-10	8.72	0.36	•	0.07	0.43	0.39	—	—	0.39	—	8.76	5.00	0.64	0.64	0.64	4.15	52,880	114
03-31-09	8.55	0.39		0.18	0.57	0.40	—	—	0.40	—	8.72	6.95	0.65	0.65	0.65	4.64	38,908	39
03-31-08	8.35	0.40		0.20	0.60	0.40	—	—	0.40	—	8.55	7.42	0.67	0.67	0.67	4.74	21,002	32
03-31-07	8.31	0.40		0.08	0.48	0.44	—	—	0.44	—	8.35	5.92	0.65	0.65	0.65	4.77	14,181	99
Class W
09-30-11	8.86	0.18		0.23	0.41	0.19	—	—	0.19	—	9.08	4.62	0.67	0.67	0.67	3.32	7,667	190
03-31-11	8.77	0.35		0.13	0.48	0.39	—	—	0.39	—	8.86	5.51	0.68	0.68	0.68	3.88	7,221	193
03-31-10	8.73	0.36	•	0.06	0.42	0.38	—	—	0.38	—	8.77	4.97	0.66	0.66	0.66	4.15	8,204	114
03-31-09	8.55	0.39		0.19	0.58	0.40	—	—	0.40	—	8.73	7.03	0.65	0.65	0.65	4.70	4,180	39
12-17-07(4)–03-31-08	8.39	0.11		0.15	0.26	0.10	—	—	0.10	—	8.55	3.16	0.64	0.64	0.64	4.86	1	32

ING High Yield Bond Fund
Class A
09-30-11	7.82	0.27		(0.64)	(0.37)	0.27	—	—	0.27	—	7.18	(4.94)	1.15	1.10	1.10	6.91	74,553	42
03-31-11	7.38	0.56		0.45	1.01	0.55	—	0.02	0.57	—	7.82	14.22	1.13	1.10	1.10	7.43	86,017	87
03-31-10	5.52	0.62		1.89	2.51	0.63	—	0.02	0.65	—	7.38	46.88	1.24	1.10	1.10	9.17	83,034	103
03-31-09	7.89	0.62		(2.32)	(1.70)	0.54	—	0.13	0.67	—	5.52	(22.36)	1.25	1.10	1.10	9.30	59,307	75
03-31-08	8.99	0.67		(1.10)	(0.43)	0.67	—	—	0.67	—	7.89	(5.10)	1.16	1.11	1.11	7.86	83,327	66
03-31-07	8.71	0.61		0.27	0.88	0.60	—	—	0.60	—	8.99	10.54	1.11	1.10	1.10	6.98	104,328	122
Class B
09-30-11	7.81	0.24		(0.64)	(0.40)	0.24	—	—	0.24	—	7.17	(5.32)	1.90	1.85	1.85	6.10	3,000	42
03-31-11	7.37	0.51	•	0.44	0.95	0.49	—	0.02	0.51	—	7.81	13.35	1.88	1.85	1.85	6.74	6,864	87
03-31-10	5.52	0.57		1.87	2.44	0.57	—	0.02	0.59	—	7.37	45.58	1.99	1.85	1.85	8.46	12,099	103
03-31-09	7.88	0.58		(2.32)	(1.74)	0.49	—	0.13	0.62	—	5.52	(22.86)	2.00	1.85	1.85	8.38	12	75
03-31-08	8.98	0.61		(1.11)	0.50	0.60	—	—	0.60	—	7.88	(5.82)	1.91	1.86	1.86	7.08	24,994	66
03-31-07	8.70	0.53		0.29	0.82	0.54	—	—	0.54	—	8.98	9.72	1.86	1.85	1.85	6.18	43,427	122

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/ additions	Expenses net of fee waivers and/or recoupments if any	Expense net of all reductions/ additions	Net investment income (loss)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	($000’s)	(%)
ING High Yield Bond Fund (continued)
Class C
09-30-11	7.81	0.24		(0.63)	(0.39)	0.24	—	—	0.24	—	7.18	(5.18)	1.90	1.85	1.85	6.16	10,746	42
03-31-11	7.38	0.50		0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85	1.85	6.66	11,938	87
03-31-10	5.52	0.57		1.89	2.46	0.58	—	0.02	0.60	—	7.38	45.82	1.99	1.85	1.85	8.40	11,038	103
03-31-09	7.89	0.58		(2.33)	(1.75)	0.49	—	0.13	0.62	—	5.52	(22.95)	2.00	1.85	1.85	8.57	7,101	75
03-31-08	8.99	0.61		(1.11)	(0.50)	0.60	—	—	0.60	—	7.89	(5.81)	1.91	1.86	1.86	7.09	9,987	66
03-31-07	8.71	0.54		0.28	0.82	0.54	—	—	0.54	—	8.99	9.70	1.86	1.85	1.85	6.21	15,487	122
Class I
09-30-11	7.81	0.28		(0.63)	(0.35)	0.28	—	—	0.28	—	7.18	(4.62)	0.73	0.68	0.68	7.35	21,917	42
03-31-11	7.37	0.57	•	0.48	1.05	0.59	—	0.02	0.61	—	7.81	14.86	0.76	0.73	0.73	7.53	21,590	87
03-31-10	5.51	0.64	•	1.90	2.54	0.66	—	0.02	0.68	—	7.37	47.55	0.92	0.78	0.78	8.99	1,582	103
07-31-08(4)–03-31-09	7.64	0.37	•	(1.92)	(1.55)	0.49	—	0.09	0.58	—	5.51	(20.35)	0.95	0.80	0.80	9.61	2	75
Class W
07-29-11(4)–09-30-11	7.82	0.10		(0.65)	(0.55)	0.09	—	—	0.09	—	7.18	(7.02)	0.90	0.85	0.85	7.65	3	42

ING Intermediate Bond Fund
Class A
09-30-11	9.53	0.21		0.21	0.42	0.22	—	—	0.22	—	9.73	4.50	0.67	0.67	0.67	4.23	297,693	239
03-31-11	9.23	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68	0.68	4.97	316,000	384
03-31-10	8.31	0.45	•	1.09	1.54	0.62	—	—	0.62	—	9.23	18.95	0.71	0.69	0.69	5.04	348,871	540
03-31-09	10.13	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.31	(11.65)	0.72	0.70	0.70	4.84	471,185	674
03-31-08	10.23	0.51		(0.15)	0.36	0.46	—	—	0.46	—	10.13	3.61	0.73	0.69	0.69	4.98	799,369	435
03-31-07	10.13	0.50		0.10	0.60	0.50	—	—	0.50	—	10.23	6.03	0.73	0.69	0.69	4.89	698,537	367
Class B
09-30-11	9.51	0.17		0.22	0.39	0.19	—	—	0.19	—	9.71	4.08	1.42	1.42	1.42	3.51	5,617	239
03-31-11	9.21	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.51	7.21	1.43	1.43	1.43	4.24	9,379	384
03-31-10	8.30	0.38	•	1.08	1.46	0.55	—	—	0.55	—	9.21	17.96	1.46	1.44	1.44	4.31	18,605	540
03-31-09	10.11	0.38		(1.59)	(1.21)	0.38	0.22	—	0.60	—	8.30	(12.26)	1.47	1.45	1.45	4.08	23,721	674
03-31-08	10.21	0.43		(0.14)	0.29	0.39	—	—	0.39	—	10.11	2.84	1.48	1.44	1.44	4.26	41,078	435
03-31-07	10.11	0.42		0.10	0.52	0.42	—	—	0.42	—	10.21	5.23	1.48	1.44	1.44	4.13	50,086	367
Class C
09-30-11	9.52	0.17		0.22	0.39	0.19	—	—	0.19	—	9.72	4.09	1.42	1.42	1.42	3.45	32,966	239
03-31-11	9.22	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.52	7.21	1.43	1.43	1.43	4.22	33,994	384
03-31-10	8.30	0.38	•	1.09	1.47	0.55	—	—	0.55	—	9.22	18.08	1.46	1.44	1.44	4.31	45,016	540
03-31-09	10.12	0.38		(1.60)	(1.22)	0.38	0.22	—	0.60	—	8.30	(12.35)	1.47	1.45	1.45	4.08	53,534	674
03-31-08	10.22	0.43		(0.14)	0.29	0.39	—	—	0.39	—	10.12	2.85	1.48	1.44	1.44	4.24	83,232	435
03-31-07	10.12	0.42		0.10	0.52	0.42	—	—	0.42	—	10.22	5.24	1.48	1.44	1.44	4.13	81,556	367
Class I
09-30-11	9.53	0.22		0.22	0.44	0.24	—	—	0.24	—	9.73	4.64	0.40	0.40	0.40	4.47	331,419	239
03-31-11	9.23	0.50		0.26	0.76	0.46	—	—	0.46	—	9.53	8.35	0.38	0.38	0.38	5.25	332,193	384
03-31-10	8.31	0.48	•	1.09	1.57	0.65	—	—	0.65	—	9.23	19.33	0.39	0.37	0.37	5.37	316,209	540
03-31-09	10.14	0.48		(1.61)	(1.13)	0.48	0.22	—	0.70	—	8.31	(11.42)	0.39	0.37	0.37	5.17	362,162	674
03-31-08	10.23	0.54		(0.13)	0.41	0.50	—	—	0.50	—	10.14	4.05	0.39	0.35	0.38	5.31	351,575	435
03-31-07	10.14	0.53		0.09	0.62	0.53	—	—	0.53	—	10.23	6.26	0.40	0.36	0.36	5.22	266,596	367
Class O
09-30-11	9.54	0.20		0.22	0.42	0.23	—	—	0.23	—	9.73	4.39	0.67	0.67	0.67	4.20	41,742	239
03-31-11	9.24	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.54	8.00	0.68	0.68	0.68	4.96	41,335	384
03-31-10	8.32	0.46	•	1.08	1.54	0.62	—	—	0.62	—	9.24	18.94	0.71	0.69	0.69	5.09	41,860	540
03-31-09	10.14	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.32	(11.62)	0.72	0.70	0.70	4.84	39,188	674
03-31-08	10.24	0.51		(0.15)	0.36	0.46	—	—	0.46	—	10.14	3.61	0.73	0.69	0.69	4.99	55,956	435
03-31-07	10.14	0.50		0.09	0.59	0.49	—	—	0.49	—	10.24	6.02	0.73	0.69	0.69	4.88	53,096	367

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/ additions	Expenses net of fee waivers and/or recoupments if any	Expense net of all reductions/ additions	Net investment income (loss)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	($000’s)	(%)
ING Intermediate Bond Fund (continued)
Class R
09-30-11	9.54	0.19		0.22	0.41	0.21	—	—	0.21	—	9.74	4.36	0.92	0.92	0.92	3.94	17,158	239
03-31-11	9.24	0.45	•	0.25	0.70	0.40	—	—	0.40	—	9.54	7.72	0.93	0.93	0.93	4.72	14,339	384
03-31-10	8.32	0.43	•	1.09	1.52	0.60	—	—	0.60	—	9.24	18.64	0.96	0.94	0.94	4.83	18,417	540
03-31-09	10.15	0.43		(1.61)	(1.18)	0.43	0.22	—	0.65	—	8.32	(11.93)	0.97	0.95	0.95	4.59	18,240	674
03-31-08	10.25	0.48		(0.14)	0.34	0.44	—	—	0.44	—	10.15	3.36	0.98	0.94	0.94	4.65	16,773	435
03-31-07	10.15	0.47		0.10	0.57	0.47	—	—	0.47	—	10.25	5.75	0.98	0.94	0.94	4.63	5,572	367
Class W
09-30-11	9.52	0.22	•	0.32	0.54	0.34	—	—	0.34	—	9.72	5.77	0.42	0.42	0.42	4.49	74,326	239
03-31-11	9.22	0.48		0.27	0.75	0.45	—	—	0.45	—	9.52	8.29	0.43	0.43	0.43	5.21	2,276	384
03-31-10	8.31	0.48	•	1.08	1.56	0.65	—	—	0.65	—	9.22	19.15	0.42	0.40	0.40	5.42	2,087	540
03-31-09	10.12	0.45		(1.53)	(1.08)	0.51	0.22	—	0.73	—	8.31	(11.03)	0.39	0.37	0.37	5.09	2,079	674
12-17-07(4)–03-31-08	10.21	0.15		(0.05)	0.10	0.19	—	—	0.19	—	10.12	0.98	0.48	0.44	0.44	5.24	443	435

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of four separately managed series. This report is for: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”) and ING Intermediate Bond Fund (“Intermediate Bond”) (each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers at least five of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair Value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the period ended September 30, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of September 30, 2011, the maximum amount of loss that Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $7,230,331, which represents the gross payments to be received by the Fund on open forward foreign currency contracts and swaps were they to be unwound as of September 30, 2011. To reduce the potential loss to the Fund, certain counterparties have posted $1,350,000 in cash collateral at September 30, 2011.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds net assets and or a percentage decrease in the Funds NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

As of September 30, 2011, Intermediate Bond had a net liability position of $10,546,031 on open forward foreign currency contracts and swaps with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2011, Intermediate Bond could have been required to pay this amount in cash to its counterparties. As of September 30, 2011 Intermediate Bond had posted $3,382,000 to its counterparties in cash collateral for its open derivatives transactions.

E.  Foreign Currency Transactions and Futures Contracts. High Yield Bond and Intermediate Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the period ended September 30, 2011, Intermediate Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund uses forward foreign currency contracts primarily

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to protect its non-U.S. dollar-denominated holdings from adverse currency movements.

During the period ended September 30, 2011, Intermediate Bond had average contract amounts on forward foreign currency contracts to buy and sell of $9,805,107 and $81,909,757, respectively.

High Yield Bond and Intermediate Bond may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2011, Intermediate Bond has both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. GNMA also purchased futures contracts on various notes to gain additional exposure to the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended September 30, 2011, Intermediate Bond had an average notional value of $178,776,083 and $232,677,257 on futures contracts purchased and sold, respectively. GNMA had an average notional value of $34,199,439 on futures contracts purchased during the period ended September 30, 2011.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest,

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J. Securities Lending. Each Fund has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the period ended September 30, 2011, Intermediate Bond has purchased and written foreign currency options in order to hedge the value of its non-U.S. dollar-denominated holdings from adverse currency movements. There were no open foreign currency options at September 30, 2011.

During the period ended September 30, 2011, Intermediate Bond has purchased and written swaptions on interest rate swaps to both increase and decrease exposure to long-term interest rates and potentially enhance the Fund’s yield from generating income. There were no open written swaptions at September 30, 2011.

During the period ended September 30, 2011, Intermediate Bond has purchased and written options on exchange-traded futures contracts on various bonds and notes as part of their duration strategy and to generate income.

Please refer to Note 9 for the volume of both purchased and written options and swaptions activity during the period ended September 30, 2011.

O. Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets or Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

equivalent (i.e. buying protection on an equivalent reference entity).

High Yield Bond and Intermediate Bond may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2011, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the period ended September 30, 2011, Intermediate Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities to hedge against anticipated potential credit events.

For the period ended September 30, 2011, Intermediate Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities or CDX indices that are either unavailable or considered to be less attractive in the bond market.

For the period ended September 30, 2011, Intermediate Bond had average notional amounts of $7,030,000 and $19,013,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk. For the period ended September 30, 2011,

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $52,285,554. For the period ended September 30, 2011, Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $58,444,000. Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at September 30, 2011.

P. Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended September 30, 2011, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
GNMA Income	$9,854,099	$—
High Yield Bond	49,759,835	53,529,959
Intermediate Bond	346,093,164	490,051,583

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$1,730,686,826	$1,673,845,170
Intermediate Bond	1,888,570,026	1,605,268,759

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for High Yield Bond — 0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter; and for Intermediate Bond — 0.17% on all assets.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2011, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
GNMA	$21,267	N/A
High Yield	2,345	N/A
Intermediate Bond	3,883	N/A

Contingent Deferred Sales Charges:
GNMA	$21	$2,386
High Yield	—	—
Intermediate Bond	23	5

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Unified/ Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
GNMA Income Fund	$324,939	$69,135	$223,425	$617,499
High Yield Bond Fund	48,575	9,524	27,719	85,818
Intermediate Bond Fund	113,064	66,507	108,012	287,583

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At September 30, 2011, the following ING Funds or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Capital Allocation Fund — High Yield Bond (16.34%) and Intermediate Bond (6.29%).

ING Life Insurance & Annuity — GNMA Income (19.52%) and Intermediate Bond (18.37%).

ING National Trust — GNMA Income (16.01%) and Intermediate Bond (10.15%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Portfolio	Class A	Class B	Class C	Class I	Class O	Class R	Class W
GNMA Income Fund	0.97%	1.72%	1.72%	0.67%	—%	—%	0.72%
High Yield Bond Fund	1.10%	1.85%	1.85%	0.85%	—%	—%	0.85%
Intermediate Bond Fund	0.75%	1.50%	1.50%	0.50%	0.75%	1.00%	0.50%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of September 30, 2011 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	9/30/2012	9/30/2013	9/30/2014	Total
High Yield Bond	$154,898	$90,064	$32,931	$277,893
Intermediate Bond	201,054	—	—	201,054

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Trust provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

Each of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended September 30, 2011:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond Fund	1	$1,065,000	1.24%
Intermediate Bond Fund	43	2,723,488	1.34%

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on exchange-traded futures contracts for Intermediate Bond during the period ended September 30, 2011 were as follows:

	Number of Contracts	Cost
Balance at 03/31/11	242	$342,935
Options Purchased	482	227,143
Options Terminated in Closing Sell Transactions	(724)	(570,078)
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/11	—	$—

Transactions in purchased options on foreign currencies for Intermediate Bond during the period ended September 30, 2011 were as follows:

	Notional Amount	Cost
Balance at 03/31/11	—	$—
Options Purchased	31,900,000	192,041
Options Terminated in Closing Sell Transactions	(15,300,000)	(102,816)
Options Exercised	—	—
Options Expired	(16,600,000)	(89,225)
Balance at 09/30/11	—	$—

Transactions in purchased interest rate swaptions for Intermediate Bond during the period ended September 30, 2011 were as follows:

	Notional Amount	Cost
Balance at 03/31/11	—	$—
Options Purchased	53,997,000	188,990
Options Terminated in Closing Sell Transactions	(53,997,000)	(188,990)
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/11	—	$—

Transactions in written options on exchange-traded futures contracts for Intermediate Bond during the period ended September 30, 2011 were as follows:

	Number of Contracts	Cost
Balance at 03/31/11	242	$138,744
Options Purchased	482	51,513
Options Terminated in Closing Sell Transactions	(724)	(190,257)
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/11	—	$—

Transactions in written options on foreign currencies for Intermediate Bond during the period ended September 30, 2011 were as follows:

	Notional Amount	Cost
Balance at 03/31/11	—	$—
Options Purchased	(31,900,000)	(91,009)
Options Terminated in Closing Sell Transactions	15,300,000	27,846
Options Exercised	—	—
Options Expired	16,600,000	63,163
Balance at 09/30/11	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the period ended September 30, 2011 were as follows:

	Notional Amount	Cost
Balance at 03/31/11	—	$—
Options Purchased	53,997,000	188,990
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(53,997,000)	(188,990)
Balance at 09/30/11	—	$—

NOTE 10 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
ING GNMA Income Fund
Class A
9/30/2011	10,688,846	—	1,159,973	(9,447,182)	2,401,637	96,401,752	—	10,394,505	(84,983,488)	21,812,769
3/31/2011	18,504,611	—	2,445,141	(21,233,387)	(283,635)	164,417,869	—	21,639,688	(188,250,654)	(2,193,097)
Class B
9/30/2011	24,139	—	11,688	(633,656)	(597,829)	217,406	—	103,946	(5,628,408)	(5,307,056)
3/31/2011	36,609	—	55,994	(1,764,623)	(1,672,020)	323,505	—	493,030	(15,559,560)	(14,743,025)
Class C
9/30/2011	1,374,975	—	135,954	(1,269,115)	241,814	12,328,063	—	1,212,800	(11,337,512)	2,203,351
3/31/2011	4,030,435	—	283,015	(4,301,794)	11,656	35,705,363	—	2,494,291	(37,914,742)	284,912
Class I
9/30/2011	3,410,759	—	158,500	(1,280,253)	2,289,006	30,762,625	—	1,422,882	(11,523,721)	20,661,786
3/31/2011	5,309,047	—	286,168	(3,833,200)	1,762,015	47,286,190	—	2,536,951	(33,952,716)	15,870,425
Class W
9/30/2011	373,360	—	15,045	(359,321)	29,084	3,372,818	—	135,011	(3,229,007)	278,822
3/31/2011	563,741	—	34,877	(718,850)	(120,232)	5,024,125	—	309,382	(6,369,467)	(1,035,960)

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
ING High Yield Bond Fund
Class A
9/30/2011	1,496,212	—	237,469	(2,357,713)	(624,032)	11,588,727	—	1,842,079	(18,061,106)	(4,630,300)
3/31/2011	4,221,124	—	582,319	(5,052,976)	(249,533)	31,528,957	—	4,400,242	(37,776,855)	(1,847,656)
Class B
9/30/2011	16,448	—	10,888	(488,060)	(460,724)	126,348	—	84,531	(3,809,800)	(3,598,921)
3/31/2011	79,800	—	62,984	(905,113)	(762,329)	595,373	—	472,981	(6,815,808)	(5,747,454)
Class C
9/30/2011	171,305	—	27,799	(230,094)	(30,990)	1,329,403	—	215,510	(1,771,558)	(226,645)
3/31/2011	397,852	—	71,615	(438,163)	31,304	3,011,775	—	540,373	(3,314,772)	237,376
Class I
9/30/2011	948,436	—	93,545	(752,546)	289,435	7,378,418	—	724,002	(5,672,914)	2,429,506
3/31/2011	3,422,861	—	105,301	(979,473)	2,548,689	25,992,217	—	807,846	(7,607,892)	19,192,171
Class W
7/29/2011(1)–9/30/2011	384	—	3	—	387	3,000	—	22	—	3,022

ING Intermediate Bond Fund
Class A
9/30/2011	3,959,799	—	636,026	(7,148,549)	(2,552,724)	38,371,136	—	6,148,891	(69,145,230)	(24,625,203)
3/31/2011	7,129,198	—	1,488,918	(13,255,546)	(4,637,430)	67,433,425	—	14,090,479	(125,623,492)	(44,099,588)
Class B
9/30/2011	28,669	—	10,152	(446,493)	(407,672)	277,958	—	97,938	(4,312,795)	(3,936,899)
3/31/2011	94,373	—	46,546	(1,174,144)	(1,033,225)	892,369	—	438,794	(11,114,683)	(9,783,520)
Class C
9/30/2011	288,118	—	42,514	(509,505)	(178,873)	2,799,477	—	410,360	(4,929,017)	(1,719,180)
3/31/2011	446,057	—	115,401	(1,872,281)	(1,310,823)	4,198,381	—	1,089,771	(17,694,919)	(12,406,767)
Class I
9/30/2011	5,405,934	—	661,056	(6,853,673)	(786,683)	52,585,788	—	6,391,141	(66,599,267)	(7,622,338)
3/31/2011	10,667,680	—	1,410,739	(11,470,021)	608,398	101,428,879	—	13,357,971	(108,520,351)	6,266,499
Class O
9/30/2011	218,004	—	8,257	(272,246)	(45,985)	2,111,328	—	79,900	(2,637,992)	(446,764)
3/31/2011	510,135	—	19,848	(727,653)	(197,670)	4,836,398	—	187,918	(6,903,950)	(1,879,634)
Class R
9/30/2011	483,572	—	30,042	(254,878)	258,736	4,696,876	—	290,941	(2,480,601)	2,507,216
3/31/2011	391,554	—	69,698	(951,226)	(489,974)	3,722,992	—	660,288	(8,985,020)	(4,601,740)
Class W
9/30/2011	7,685,079	—	83,147	(360,172)	7,408,054	74,612,745	—	803,514	(3,494,774)	71,921,485
3/31/2011	108,973	—	11,343	(107,526)	12,790	1,033,981	—	107,387	(1,019,571)	121,797

(1)	Commencement of operations

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Intermediate Bond held the following defaulted securities at September 30, 2011:

Fund	Security	Fair Value
Intermediate Bond	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	$—
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—
	Twin Reefs Pass-Through Trust, 0.000%, due 12/10/49	—

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond and Intermediate Bond). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2011	Year Ended March 31, 2011
	Ordinary Income	Ordinary Income	Return of Capital
GNMA Income	$15,282,921	$32,416,980	$—
High Yield Bond	4,246,956	8,356,298	266,932
Intermediate Bond	18,627,212	35,966,026	—

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of September 30, 2011 were:

	Undistributed Ordinary Income	Post October Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income	$3,173,437	$29,399,440	$(3,361,584)	$—	$(2,328,715)	2014
					(1,506,711)	2016
					(1,393,630)	2017
					$(5,229,056)
High Yield Bond	—	8,379,457	—	—	(5,986,296)	2012
					(126,079)	2014
					(16,938,959)	2015
					(9,006,267)	2017
					(14,980,165)	2018
					$(47,037,766)
Intermediate Bond	22,582,814	26,672,661	(816,435)	(3,379,454)	(188,456,343)	2018

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of September 30, 2011, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ tax year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. As of September 30, 2011, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of September 30, 2011, and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds as of September 30, 2011) and subject, in part, to the Funds’

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Funds had complied with the requirements under the Capital Support Agreement and therefore the Funds could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. At September 30, 2011, the recorded value of each Fund’s investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The sale of the Lehman Securities to BNYC at 80% of par value was completed on October 17, 2011.

The investments in the BNY Mellon Overnight Government Fund and in BICR — Series B are included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2011, the following Fund had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Intermediate Bond Fund	$96,788,834	$98,811,612

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the Portfolio’s Summary Portfolio of Investments.

NOTE 15 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2011, the following Funds paid net investment income dividends of:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0291	October 4, 2011	September 30, 2011
Class B	$0.0235	October 4, 2011	September 30, 2011
Class C	$0.0236	October 4, 2011	September 30, 2011
Class I	$0.0313	October 4, 2011	September 30, 2011
Class W	$0.0309	October 4, 2011	September 30, 2011
Class A	$0.0291	November 2, 2011	October 31, 2011
Class B	$0.0233	November 2, 2011	October 31, 2011
Class C	$0.0235	November 2, 2011	October 31, 2011
Class I	$0.0312	November 2, 2011	October 31, 2011
Class W	$0.0310	November 2, 2011	October 31, 2011
High Yield Bond
Class A	$0.0425	November 1, 2011	Daily
Class B	$0.0376	November 1, 2011	Daily
Class C	$0.0379	November 1, 2011	Daily
Class I	$0.0451	November 1, 2011	Daily
Class W	$0.0439	November 1, 2011	Daily
Intermediate Bond
Class A	$0.0571	November 1, 2011	Daily
Class B	$0.0512	November 1, 2011	Daily
Class C	$0.0513	November 1, 2011	Daily
Class I	$0.0591	November 1, 2011	Daily
Class O	$0.0570	November 1, 2011	Daily
Class R	$0.0550	November 1, 2011	Daily
Class W	$0.0591	November 1, 2011	Daily

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS

ING GNMA INCOME FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 107.6%
		Federal Home Loan Mortgage Corporation: 3.5%##
1,214,843	ˆ	7.750%, due 10/25/23	$272,330	0.0
10,045,020		6.000%, due 05/15/36	11,928,065	1.4
41,014,881	ˆ	0.500%–9.500%, due 11/01/14–08/01/38	17,252,565	2.1
			29,452,960	3.5

		Federal National Mortgage Association: 11.2%##
4,945,072		4.500%, due 07/01/41	5,254,396	0.6
32,837,000		4.500%, due 09/01/41	34,891,021	4.2
17,731,054		4.500%, due 09/01/41	18,840,168	2.2
5,450,072		6.000%, due 06/25/29	6,108,419	0.7
4,825,878		6.500%, due 07/25/34	5,335,809	0.6
20,554,682		5.300%–10.437%, due 06/01/14–12/25/45	24,105,408	2.9
			94,535,221	11.2

		Government National Mortgage Association: 92.9%
89,176,070	ˆ	0.882%, due 01/16/50	4,514,218	0.5
99,351,981	ˆ	1.097%, due 01/16/51	5,214,101	0.6
77,500,000	W	3.500%, due 02/15/41	80,672,656	9.6
15,000,000	W	3.500%, due 02/15/41	15,675,000	1.9
33,599,000		4.000%, due 06/20/41	35,945,678	4.3
4,194,046		4.500%, due 10/15/39	4,575,554	0.5
4,285,170		4.500%, due 11/15/39	4,674,968	0.6
3,654,791		4.500%, due 11/15/39	3,987,247	0.5
4,741,661		4.500%, due 02/20/40	5,149,275	0.6
4,249,612		4.861%, due 06/20/61	4,665,154	0.6
4,660,102		5.000%, due 10/20/34	5,415,221	0.6
3,775,350		5.000%, due 11/20/35	4,173,491	0.5
37,468,383	ˆ	5.000%, due 04/20/37	4,724,864	0.6
7,467,451		5.000%, due 01/20/39	8,001,197	0.9
4,684,037		5.000%, due 11/15/39	5,186,435	0.6
4,767,089		5.000%, due 12/20/39	5,289,928	0.6
27,389,477		5.000%, due 05/15/40	30,267,290	3.6
9,660,989		5.000%, due 07/20/40	10,628,493	1.3
10,125,442		5.000%, due 06/15/41	11,148,188	1.3
6,941,468		5.000%, due 06/20/41	7,636,625	0.9
14,616,523		5.000%, due 07/20/41	16,080,301	1.9
4,372,558		5.000%, due 09/15/41	4,814,219	0.6
8,100,000		5.250%, due 01/20/38	9,408,925	1.1
13,484,574		5.473%, due 01/20/60	15,068,846	1.8
4,039,993		5.500%, due 11/15/33	4,490,204	0.5
3,954,016		5.500%, due 03/16/34	4,692,772	0.6
4,048,764		5.500%, due 08/15/35	4,491,096	0.5
7,627,938		5.500%, due 12/16/35	9,054,852	1.1
9,750,000		5.500%, due 03/16/36	10,622,448	1.3
7,934,000		5.500%, due 04/20/36	8,739,212	1.0
7,197,000		5.500%, due 09/20/36	7,989,834	0.9
3,719,305		5.500%, due 10/20/37	4,378,474	0.5
5,175,057		5.500%, due 11/20/37	6,027,070	0.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
6,314,613		5.670%, due 12/15/40	$6,330,737	0.8
10,800,000		5.750%, due 07/20/38	12,196,226	1.4
5,508,877		5.950%, due 02/15/44	6,099,983	0.7
8,231,242		6.000%, due 07/20/34	9,236,971	1.1
5,552,000		6.000%, due 07/20/37	6,592,862	0.8
48,385,746	ˆ	6.121%, due 04/16/39	5,746,765	0.7
4,764,148		6.500%, due 01/20/39	5,390,880	0.6
6,345,614		7.000%, due 10/20/38	7,373,408	0.9
6,254,714		7.200%, due 03/15/39	6,906,417	0.8
4,003,412		7.350%, due 03/15/43	4,420,554	0.5
3,870,232		7.500%, due 02/20/34	4,238,189	0.5
599,014,613	ˆ,*	0.250%–31.591%, due 05/15/16–10/16/52	346,098,627	41.0
			784,035,455	92.9

		Other U.S. Agency Obligations: 0.0%
1,966		8.250%, due 11/01/11	1,979	0.0

		Total U.S. Government Agency Obligations
		(Cost $862,296,366)	908,025,615	107.6
		Liabilities in Excess of Other Assets	(63,864,779)	(7.6)
		Net Assets	$844,160,836	100.0

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

*	Represents issues not identified as the Top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate as of September 30, 2011.

Cost for federal income tax purposes is $862,517,525.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$47,480,124
Gross Unrealized Depreciation	(1,972,034)
Net Unrealized Appreciation	$45,508,090

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS

ING GNMA INCOME FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2011
Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$908,025,615	$—	$908,025,615
Total Investments, at value	$—	$908,025,615	$—	$908,025,615

Liabilities Table
Other Financial Instruments+:
Futures	$(1,544)	$—	$—	$(1,544)
Total Liabilities	$(1,544)	$—	$—	$(1,544)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended September 30, 2011:

	Beginning Balance 3/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 9/30/2011
Asset Table
Investments, at value
U.S. Government Agency Obligations	$5,450,000	$—	$—	$—	$—	$—	$—	$(5,450,000)	$—
Total Investments, at value	$5,450,000	$—	$—	$—	$—	$—	$—	$(5,450,000)	$—

As of September 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2011.

ING GNMA Income Fund Open Futures Contracts on September 30, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	27	12/20/11	$3,512,531	$(1,544)
			$3,512,531	$(1,544)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$1,544
Total Liability Derivatives		$1,544

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS

ING GNMA INCOME FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(2,532,938)
Total	$(2,532,938)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(1,544)
Total	$(1,544)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS

ING HIGH YIELD BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 94.0%
		Consumer Discretionary: 24.0%
665,000		Accuride Corp., 9.500%, 08/01/18	$615,125	0.6
355,000		Affinia Group, Inc., 9.000%, 11/30/14	344,350	0.3
223,000	#	Affinia Group, Inc., 10.750%, 08/15/16	228,575	0.2
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	864,500	0.8
120,000	#	AMC Networks, Inc., 7.750%, 07/15/21	123,600	0.1
34,781	#	American Media, Inc., 13.500%, 06/15/18	29,738	0.0
310,000	#	Ameristar Casinos, Inc., 7.500%, 04/15/21	301,475	0.3
150,000	#	Bresnan Broadband Holdings LLC, 8.000%, 12/15/18	151,875	0.1
231,000	#	Burlington Coat Factory Warehouse Corp., 10.000%, 02/15/19	197,505	0.2
720,000		Cablevision Systems Corp., 7.750%, 04/15/18	730,800	0.7
450,000		Cablevision Systems Corp., 8.000%, 04/15/20	460,125	0.4
1,260,000		CCO Holdings LLC/CCO Holdings Capital Corp., 7.250%, 10/30/17	1,266,300	1.2
250,000	#	CCO Holdings LLC/CCO Holdings Capital Corp., 7.000%, 01/15/19	243,125	0.2
765,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, 11/15/17	761,175	0.7
730,000	#, Z	Checkout Holding Corp., 15.590%, 11/15/15	401,500	0.4
200,000	#	Chrysler Group LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	157,000	0.2
200,000	#	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	155,000	0.1
185,000	#	CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 01/15/16	174,825	0.1
79,168	#, &	CityCenter Holdings LLC/CityCenter Finance Corp., 10.750%, 01/15/17	72,241	0.1
510,000	#	Commercial Vehicle Group, Inc., 7.875%, 04/15/19	469,200	0.4
120,000	#	Crown Media Holdings, Inc., 10.500%, 07/15/19	119,400	0.1
635,000	#	Cumulus Media, Inc., 7.750%, 05/01/19	538,162	0.5
680,000		DISH DBS Corp., 7.875%, 09/01/19	697,000	0.6

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
645,000		Gray Television, Inc., 10.500%, 06/29/15	$586,950	0.5
840,000		Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/18	504,000	0.5
590,000		Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	598,112	0.5
535,000		Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	535,000	0.5
1,070,000	+	Michaels Stores, Inc., 6.775%–11.375%, [step rate 13.000%], 11/01/16–11/01/18	1,065,975	1.0
525,000	#	NCL Corp. Ltd., 9.500%, 11/15/18	532,875	0.5
470,000	#	Needle, 8.125%, 03/15/19	411,250	0.4
450,000	#	Petco Animal Supplies, Inc., 9.250%, 12/01/18	452,250	0.4
255,000	#	Pilgrim’s Pride Corp., 7.875%, 12/15/18	195,712	0.2
870,000		Pinnacle Entertainment, Inc., 8.750%, 05/15/20	815,625	0.7
305,000	#	Pittsburgh Glass Works LLC, 8.500%, 04/15/16	282,125	0.2
500,000	#	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.875%, 08/15/19	442,500	0.4
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	142,800	0.1
385,000	#	Sinclair Television Group, Inc., 9.250%, 11/01/17	406,175	0.4
145,000	#	Sirius XM Radio, Inc., 8.750%, 04/01/15	157,688	0.1
290,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	294,350	0.3
10,323,996		Other Securities	9,916,249	9.0
			26,442,232	24.0

		Consumer Staples: 7.7%
615,000	#	American Rock Salt Co. LLC/American Rock Capital Corp., 8.250%, 05/01/18	541,200	0.5
170,000	#, &	Bumble Bee, 9.625%, 03/15/18	137,275	0.1
185,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	174,825	0.2
528,000	#	CDRT Merger Sub, Inc., 8.125%, 06/01/19	491,040	0.5
170,000	#	Cenveo Corp., 10.500%, 08/15/16	136,850	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS

ING HIGH YIELD BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
670,000		Hertz Corp./The, 6.750%–7.375%, 04/15/19–01/15/21	$612,750	0.6
450,000	#	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	375,750	0.3
295,000	#	Neff Rental LLC/Neff Finance Corp., 9.625%, 05/15/16	247,800	0.2
470,000	#	RSC Equipment Rental, Inc., 10.000%, 07/15/17	495,850	0.5
577,000	#	Seminole Indian Tribe of Florida, 7.750%, 10/01/17	582,770	0.5
420,000		ServiceMaster Co/The, 7.450%, 08/15/27	312,900	0.3
570,000	#, &	ServiceMaster Co/The, 10.750%, 07/15/15	578,550	0.5
210,000	#	US Foodservice, 8.500%, 06/30/19	190,575	0.2
125,000	#	WP Rocket Merger Sub, Inc., 10.125%, 07/15/19	119,375	0.1
3,586,850		Other Securities	3,440,959	3.1
			8,438,469	7.7

		Energy: 16.1%
180,000	#	Arch Coal, Inc., 7.000%, 06/15/19	171,900	0.1
635,000	#	Arch Coal, Inc., 7.250%, 06/15/21	614,363	0.6
375,000	#	Basic Energy Services, Inc., 7.750%, 02/15/19	358,125	0.3
475,000		Berry Petroleum Co., 10.250%, 06/01/14	534,375	0.5
340,000	#	Calfrac Holdings L.P., 7.500%, 12/01/20	323,000	0.3
425,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	397,375	0.4
335,000	#	Clayton Wms, 7.750%, 04/01/19	289,775	0.3
650,000		Consol Energy, Inc., 8.000%–8.250%, 04/01/17–04/01/20	685,875	0.6
405,000	#	Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., 8.375%, 06/01/19	390,825	0.4
625,000		El Paso Corp., 7.250%, 06/01/18	702,801	0.6
375,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	383,437	0.3
475,000	#	James River, 7.875%, 04/01/19	401,375	0.4

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
635,000		Linn Energy LLC/Linn Energy Finance Corp., 7.750%–8.625%, 04/15/20–02/01/21	$648,975	0.6
160,000	#	Meg Energy, 6.500%, 03/15/21	154,000	0.1
215,000	#	Murray Energy Corp., 10.250%, 10/15/15	206,400	0.2
325,000	#	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17	287,625	0.3
385,000	#	Oasis Petroleum, Inc., 7.250%, 02/01/19	375,375	0.3
535,000		Pioneer Natural Resources Co., 7.500%, 01/15/20	603,911	0.6
390,000	#	SunCoke Energy, Inc., 7.625%, 08/01/19	383,175	0.3
600,000		Swift Energy Co., 8.875%, 01/15/20	633,000	0.6
270,000	#	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.875%, 02/01/21	260,550	0.2
719,000	#	W&T Offshore, Inc., 8.500%, 06/15/19	701,025	0.6
8,489,000		Other Securities	8,297,396	7.5
			17,804,658	16.1

		Financials: 10.6%
1,435,000		Ally Financial, Inc., 8.000%, 03/15/20	1,331,852	1.2
790,000		American General Finance Corp., 5.400%, 12/01/15	580,650	0.5
300,000		American General Finance Corp., 5.850%, 06/01/13	258,000	0.2
750,000		Atlantic Broadband Finance, LLC, 9.375%, 01/15/14	748,125	0.7
640,000	#	CIT Group, Inc., 6.625%, 04/01/18	640,000	0.6
164,513		CIT Group, Inc., 7.000%, 05/01/14	168,009	0.2
235,000	#	CIT Group, Inc., 7.000%, 05/04/15	233,531	0.2
210,000	#	CIT Group, Inc., 7.000%, 05/02/16	204,225	0.2
1,050,000	#	CIT Group, Inc., 7.000%, 05/02/17	1,019,813	0.9
602,000		Felcor Lodging L.P., 10.000%, 10/01/14	629,090	0.5
945,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	1,076,853	1.0
943,000		International Lease Finance Corp., 5.750%–8.750%, 09/15/15–05/15/19	903,480	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS

ING HIGH YIELD BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
531,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, 10/01/18	$546,930	0.5
250,000	#	Realogy Corp., 7.875%, 02/15/19	190,000	0.2
660,000		Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	663,300	0.6
2,710,000		Other Securities	2,542,069	2.3
			11,735,927	10.6

		Health Care: 7.6%
135,000	#	Endo Pharmaceuticals Holdings, Inc., 7.000%, 12/15/20	136,012	0.1
153,000	#	Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	154,339	0.1
168,000	#	Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	169,260	0.2
150,000	#	Giant Funding Corp., 8.250%, 02/01/18	150,750	0.1
655,000	#	HCA Holdings, Inc., 7.750%, 05/15/21	617,337	0.6
610,000		HCA, Inc., 7.250%, 09/15/20	619,150	0.6
250,000		HCA, Inc., 7.500%, 02/15/22	231,250	0.2
625,000	#	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	509,375	0.5
200,000	#	IVD Acquisition Corp., 11.125%, 08/15/19	195,500	0.2
170,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	178,500	0.2
570,000		Omnicare, Inc., 7.750%, 06/01/20	584,250	0.5
650,000		Select Medical Holdings Corp., 6.267%, 09/15/15	533,000	0.5
280,000	#	STHI Holding Corp., 8.000%, 03/15/18	271,600	0.2
670,000		Tenet Healthcare Corp., 8.000%, 08/01/20	611,375	0.5
75,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	69,469	0.1
175,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	152,469	0.1
245,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	218,050	0.2
3,407,000		Other Securities	2,971,736	2.7
			8,373,422	7.6

CORPORATE BONDS/NOTES: (continued)
		Industrials: 6.6%
455,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	$473,200	0.4
310,000	#	Bombardier, Inc., 7.500%, 03/15/18	328,600	0.3
310,000	#	Bombardier, Inc., 7.750%, 03/15/20	331,700	0.3
185,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	185,925	0.2
385,000	#	Calpine Corp., 7.500%, 02/15/21	369,600	0.3
6,000		CDW LLC/CDW Finance Corp., 11.000%, 10/12/15	6,015	0.0
750,000		CDW LLC / CDW Finance Corp., 12.535%, 10/12/17	720,000	0.7
160,000	#	Ducommun, Inc., 9.750%, 07/15/18	160,800	0.2
370,000	#	LBI Escrow Corp., 8.000%, 11/01/17	400,525	0.4
585,000		Martin Midstream Partners L.P./Martin Midstream Finance Corp., 8.875%, 04/01/18	582,075	0.5
500,000	#	NXP BV/NXP Funding, LLC, 9.750%, 08/01/18	525,000	0.5
370,000	#	Polymer Group, Inc., 7.750%, 02/01/19	370,925	0.3
2,750,000		Other Securities	2,776,494	2.5
			7,230,859	6.6

		Information Technology: 4.9%
605,000		Aspect Software, Inc., 10.625%, 05/15/17	611,050	0.6
675,000	#	CDW Escrow, 8.500%, 04/01/19	597,375	0.5
300,000	#	Eagle Parent, Inc., 8.625%, 05/01/19	273,000	0.2
145,000	#	First Data Corp., 8.250%, 01/15/21	115,275	0.1
146,000	#, &	First Data Corp., 8.750%, 01/15/22	116,070	0.1
293,000	#	First Data Corp., 12.625%, 01/15/21	218,285	0.2
229,748	&	First Data Corp., 9.875%–11.250%, 09/24/15–03/31/16	161,787	0.2
432,000	#	Insight.com, 9.375%, 07/15/18	486,000	0.4
370,000	#	MedAssets, Inc., 8.000%, 11/15/18	354,275	0.3
235,000	#	Seagate HDD Cayman, 7.750%, 12/15/18	231,475	0.2
525,000		SSI Investments II/SSI Co-Issuer LLC, 11.125%, 06/01/18	525,000	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS

ING HIGH YIELD BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)>
270,000	#	Stoneridge, Inc., 9.500%, 10/15/17	$276,750	0.3
1,420,233		Other Securities	1,453,333	1.3
			5,419,675	4.9

		Materials: 7.3%
355,000	#	Aleris International, Inc., 7.625%, 02/15/18	320,388	0.3
185,000	#	Atkore International, Inc., 9.875%, 01/01/18	168,350	0.1
615,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	585,787	0.5
580,000	#	JMC Steel Group, 8.250%, 03/15/18	548,100	0.5
410,000	#	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16	399,750	0.4
290,000	#	Plastipak Holdings, Inc., 10.625%, 08/15/19	303,050	0.3
307,000	#	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, 12/01/18	308,535	0.3
870,000	#	Thompson Creek Metals Co., Inc., 7.375%, 06/01/18	787,350	0.7
75,000	#	Vertellus Specialties, Inc., 9.375%, 10/01/15	65,813	0.0
4,896,000		Other Securities	4,615,081	4.2
			8,102,204	7.3

		Telecommunications: 5.6%
640,000		Cincinnati Bell, Inc., 8.375%–8.750%, 03/15/18–10/15/20	580,000	0.5
625,000	#	CommScope, Inc., 8.250%, 01/15/19	612,500	0.6
710,000		Frontier Communications Corp., 8.250%–8.500%, 04/15/17–04/15/20	692,250	0.6
250,000	#, &	Intelsat Bermuda Ltd., 11.500%, 02/04/17	215,625	0.2
200,000	#	Intelsat Jackson Holdings SA, 7.250%, 04/01/19	186,000	0.2
240,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	223,800	0.2
1,120,000		Intelsat Luxembourg S.A., 11.250%, 02/04/17	974,400	0.9
620,000		Windstream Corp., 7.000%, 03/15/19	598,300	0.5
2,249,399		Other Securities	2,054,894	1.9
			6,137,769	5.6

		Utilities: 3.6%
310,000	#	AES Corp./The, 7.375%, 07/01/21	294,500	0.3

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
290,000	#	Calpine Corp., 7.875%, 07/31/20	$281,300	0.3
730,000		Energy Future Holdings Corp., 10.000%, 01/15/20	711,750	0.6
865,000	#	Foresight Energy LLC/Foresight Energy Corp., 9.625%, 08/15/17	877,975	0.8
230,000	#	NRG Energy, Inc., 7.625%, 05/15/19	210,450	0.2
230,000	#	NRG Energy, Inc., 7.875%, 05/15/21	211,600	0.2
455,000	#	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/20	366,275	0.3
1,135,841		Other Securities	979,436	0.9
			3,933,286	3.6

		Total Corporate Bonds/Notes
		(Cost $107,672,137)	103,618,501	94.0

ASSET-BACKED SECURITIES: 0.9%
		Other Asset-Backed Securities: 0.9%
1,000,000	#	GSC Partners CDO Fund Ltd, 2.185%, 12/16/15	912,060	0.9

		Total Asset-Backed Securities
		(Cost $910,173)	912,060	0.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: 0.0%
		>Consumer Discretionary: 0.0%
6,005		Other Securities	3,120	0.0

		Total Common Stock
		(Cost $136,656)	3,120	0.0

		Total Long-Term Investments
		(Cost $108,718,966)	104,533,681	94.9

SHORT-TERM INVESTMENTS: 3.2%
		Mutual Funds: 3.2%
3,566,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,566,000)	3,566,000	3.2

		Total Short-Term Investments
		(Cost $3,566,000)	3,566,000	3.2
		Total Investments in Securities (Cost $112,284,966)	$108,099,681	98.1
		Assets in Excess of Other Liabilities	2,119,194	1.9
		Net Assets	$110,218,875	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS

ING HIGH YIELD BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&	Payment-in-kind

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $112,288,978.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,920,341
Gross Unrealized Depreciation	(6,109,638)
Net Unrealized Depreciation	$(4,189,297)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$—	$3,120	$3,120
Total Common Stock	—	—	3,120	3,120
Corporate Bonds/Notes	—	103,618,501	—	103,618,501
Asset-Backed Securities	—	912,060	—	912,060
Short-Term Investments	3,566,000	—	—	3,566,000
Total Investments, at value	$3,566,000	$104,530,561	$3,120	$108,099,681

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended September 30, 2011:

	Beginning Balance 3/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 9/30/2011
Asset Table
Investments, at value
Common Stock	$2,541	$—	$—	$—	$—	$579	$—	$—	$3,120
Total Investments, at value	$2,541	$—	$—	$—	$—	$579	$—	$—	$3,120

As of September 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $585.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps
Credit contracts	$(3,472)
Total	$(3,472)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps
Credit contracts	$—
Total	$—

See Accompanying Notes to Financial Statements

40

SUMMARY PORTFOLIO OF INVESTMENTS

ING IINTERMEDIATE BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 25.1%
		Consumer Discretionary: 3.4%
2,975,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	$3,357,600	0.4
2,201,000		News America, Inc., 4.500%–6.650%, 02/15/21–11/15/37	2,337,550	0.3
290,000	#	QVC, Inc., 7.375%, 10/15/20	310,300	0.0
805,000	#	QVC, Inc., 7.500%, 10/01/19	861,350	0.1
950,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	964,250	0.1
19,068,000		Other Securities	19,714,362	2.5
			27,545,412	3.4

		Consumer Staples: 1.0%
1,732,000	#	JBS Finance II Ltd., 8.250%, 01/29/18	1,446,220	0.2
5,810,000		Other Securities	6,422,691	0.8
			7,868,911	1.0

		Energy: 3.8%
702,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, 06/15/14	785,208	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	622,231	0.1
2,434,000		Energy Transfer Partners L.P., 4.650%–6.050%, 06/01/21–06/01/41	2,303,286	0.3
1,442,000	#	Marathon Petroleum Corp., 6.500%, 03/01/41	1,564,785	0.2
1,457,000	#	Petroleos de Venezuela SA, 12.750%, 02/17/22	1,078,180	0.1
2,639,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	2,627,507	0.3
22,790,000		Other Securities (a)	21,270,255	2.7
			30,251,452	3.8

		Financials: 7.2%
2,238,000		American International Group, Inc., 5.850%–8.175%, 01/16/18–05/15/58	2,113,355	0.3
BRL 2,887,000	#	Banco Votorantim SA, 6.250%, 05/16/16	1,597,619	0.2
2,337,000		Bank of New York Mellon Corp./The, 3.550%, 09/23/21	2,338,145	0.3
1,677,000	#	Barclays Bank PLC, 5.926%, 09/29/49	1,249,365	0.2
3,639,000		Caterpillar Financial Services Corp., 2.050%, 08/01/16	3,671,041	0.5

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	$2,001,620	0.2
2,263,000		Discover Bank/Greenwood DE, 8.700%, 11/18/19	2,592,366	0.3
2,262,000		General Electric Capital Corp., 5.300%, 02/11/21	2,354,210	0.3
3,248,000		Goldman Sachs Group, Inc./The, 5.250%–5.350%, 01/15/16–07/27/21	3,275,092	0.4
2,975,000	#	HSBC Finance Corp., 6.676%, 01/15/21	2,932,669	0.4
964,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	963,265	0.1
1,361,000	#	ILFC E-Capital Trust II, 6.250%, 12/21/65	1,013,945	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,046,074	0.1
2,462,000	L	JPMorgan Chase & Co., 4.350%, 08/15/21	2,496,603	0.3
1,200,000	#	Marfrig Holding Europe BV, 8.375%, 05/09/18	768,000	0.1
2,406,000		Morgan Stanley, 5.500%–5.750%, 01/25/21–07/28/21	2,225,505	0.3
1,023,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,380,855	0.2
46,169	#	Power Receivable Finance, LLC, 6.290%, 01/01/12	46,217	0.0
27,072,616		Other Securities (a)	23,502,693	2.9
			57,568,639	7.2

		Health Care: 0.6%
6,014,000		Other Securities	5,023,140	0.6

		Industrials: 1.4%
900,000	#	Bombardier, Inc., 7.500%, 03/15/18	954,000	0.1
240,000	#	Bombardier, Inc., 7.750%, 03/15/20	256,800	0.1
1,105,000	#	Calpine Corp., 7.500%, 02/15/21	1,060,800	0.1
1,109,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, 06/15/19	1,402,938	0.2
1,013,000	#	Energizer Holdings, Inc., 4.700%, 05/19/21	1,087,215	0.1
6,343,000		Other Securities	6,707,268	0.8
			11,469,021	1.4

See Accompanying Notes to Financial Statements

41

SUMMARY PORTFOLIO OF INVESTMENTS

ING IINTERMEDIATE BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: 0.8%
6,460,000		Other Securities	$6,625,185	0.8

		Materials: 1.8%
816,000		ArcelorMittal, 6.125%, 06/01/18	789,604	0.1
2,481,000		ArcelorMittal, 9.850%, 06/01/19	2,817,950	0.3
890,000	#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	805,450	0.1
495,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	505,153	0.1
1,826,000		Teck Resources Ltd., 6.000%–10.250%, 05/15/16–08/15/40	2,091,275	0.3
7,595,000		Other Securities	7,667,783	0.9
			14,677,215	1.8

		Telecommunications: 2.0%
2,657,000		AT&T, Inc., 3.875%–5.550%, 08/15/21–08/15/41	2,826,797	0.4
425,000	#	Intelsat Jackson Holdings Ltd., 7.250%, 10/15/20	393,125	0.0
450,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	419,625	0.1
2,223,000		Telecom Italia Capital S.A., 5.250%, 11/15/13	2,174,250	0.3
2,137,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	2,243,822	0.3
7,734,000		Other Securities	7,589,706	0.9
			15,647,325	2.0

		Utilities: 3.1%
1,467,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	1,570,616	0.2
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,297,670	0.2
995,000	#	Enel Finance International S.A., 6.250%, 09/15/17	1,006,843	0.1
2,126,000		Exelon Generation Co. LLC, 4.000%, 10/01/20	2,120,585	0.3
513,000	#	Illinois Tool Works, Inc., 3.375%, 09/15/21	527,595	0.1
824,000	#	Illinois Tool Works, Inc., 4.875%, 09/15/41	923,895	0.1
185,715	#	Juniper Generation, LLC, 6.790%, 12/31/14	160,005	0.0
2,298,000		Oncor Electric Delivery Co., 6.800%–7.500%, 09/01/18–09/01/38	3,084,055	0.4

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
12,863,000		Other Securities	$13,961,635	1.7
			24,652,899	3.1

		Total Corporate Bonds/Notes
		(Cost $201,194,964)	201,329,199	25.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.9%
2,753,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	2,801,602	0.3
26,514,499	#, ˆ	Banc of America Commercial Mortgage, Inc., 0.243%, 10/10/45	283,379	0.0
2,710,000		Banc of America Commercial Mortgage, Inc., 5.243%–5.801%, 07/10/43–06/10/49	2,217,073	0.3
3,113,358		Banc of America Funding Corp., 5.500%, 02/25/35	3,066,424	0.4
2,693,400	#	Banc of America Funding Corp., 5.250%, 08/26/35	2,726,320	0.3
970,000	#	Banc of America Large Loan, Inc., 6.010%, 10/10/45	989,311	0.1
720,000	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	701,041	0.1
3,295,457	#	Citigroup Mortgage Loan Trust, Inc., 19.016%, 10/25/35	4,012,261	0.5
2,900,000		Commercial Mortgage Pass Through Certificates, 6.008%, 12/10/49	3,141,911	0.4
5,878,465		Countrywide Alternative Loan Trust, 0.635%, 05/25/36	2,604,760	0.3
3,592,824		Credit Suisse Mortgage Capital Certificates, 5.448%, 01/15/49	3,605,526	0.4
128,662,794	#, ˆ	Credit Suisse Mortgage Capital Certificates, 0.112%, 09/15/40	778,629	0.1
10,969,673	#, ˆ	DBUBS Mortgage Trust, 1.619%, 07/10/44	844,089	0.1
1,200,000	#	DBUBS Mortgage Trust, 5.729%, 11/10/46	949,875	0.1
4,851,302		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.355%–0.425%, 08/25/36–10/25/36	2,109,221	0.3
3,503,617		Freddie Mac, 5.000%–5.500%, 02/15/35–07/15/37	4,018,266	0.5

See Accompanying Notes to Financial Statements

42

SUMMARY PORTFOLIO OF INVESTMENTS

ING IINTERMEDIATE BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
194,827,773	#, ˆ	Greenwich Capital Commercial Funding Corp., 0.174%, 04/10/37	$497,843	0.1
19,284,845	#, ˆ	GS Mortgage Securities Corp. II, 1.336%, 03/10/44	1,144,343	0.1
640,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.569%, 07/15/46	476,743	0.1
2,560,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%–6.288%, 01/15/42–02/12/51	2,358,395	0.3
17,693,029	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.811%, 07/15/46	1,381,130	0.2
38,775,540	#, ˆ	LB-UBS Commercial Mortgage Trust, 0.241%, 09/15/39	714,634	0.1
58,199,473	#, ˆ	LB-UBS Commercial Mortgage Trust, 0.886%, 11/15/38	1,392,044	0.2
410,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	420,117	0.0
28,099,138	ˆ	LB-UBS Commercial Mortgage Trust, 0.343%–6.760%, 12/15/32–09/15/45	6,750,984	0.9
51,300,043	#, ˆ	Merrill Lynch Mortgage Trust, 0.678%, 02/12/51	922,283	0.1
850,000		Morgan Stanley Capital I, 5.300%, 06/15/40	660,401	0.1
280,000	#	Morgan Stanley Capital I, 7.350%, 07/15/32	286,001	0.0
3,173,162		Morgan Stanley Capital I, 5.774%, 04/12/49	3,210,649	0.4
1,200,000	#	Morgan Stanley Capital I, 5.423%, 09/15/47	934,864	0.1
1,000,000	#	Morgan Stanley Capital I, 5.598%, 01/13/41	971,982	0.2
2,744,287		Morgan Stanley Capital I, 0.479%–5.242%, 01/14/42–04/12/49	2,579,232	0.3
280,000	#	Morgan Stanley Dean Witter Capital I, 6.500%, 11/15/36	138,674	0.0
1,220,000	#	Morgan Stanley Dean Witter Capital I, 7.280%, 12/15/35	1,276,804	0.2
310,000	#	Nationslink Funding Corp., 5.000%, 08/20/30	314,458	0.0
16,307,092	#, ˆ	RBSCF Trust, 1.137%, 04/15/24	507,477	0.1
7,156,667		Residential Accredit Loans, Inc., 0.405%–0.685%, 12/25/36–01/25/37	3,095,397	0.4

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,590,000	#	Vornado DP LLC, 6.356%, 09/13/28	$1,445,297	0.2
950,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	926,444	0.1
2,643,951		WaMu Mortgage Pass Through Certificates, 2.576%, 01/25/36	2,445,998	0.3
2,611,225		Wells Fargo Mortgage Backed Securities Trust, 2.720%, 06/25/35	2,419,893	0.3
16,544,705		Other Securities	14,830,106	1.9

		Total Collateralized Mortgage Obligations
		(Cost $89,101,204)	86,951,881	10.9

U.S. TREASURY OBLIGATIONS: 32.4%
		U.S. Treasury Bonds: 9.4%
64,551,000	L	2.125%, due 08/15/21	65,812,133	8.2
7,287,000		4.375%, due 05/15/41	9,444,651	1.2
			75,256,784	9.4

		U.S. Treasury Notes: 23.0%
11,837,000		0.125%, due 08/31/13	11,809,728	1.5
9,174,000		0.375%, due 07/31/13	9,196,577	1.2
59,830,000		0.500%, due 08/15/14	60,021,875	7.5
34,200,000	L	1.000%, due 08/31/16	34,314,775	4.3
4,290,000		1.500%, due 08/31/18	4,316,813	0.5
60,957,000		2.250%, due 07/31/18	64,409,665	8.0
			184,069,433	23.0

		Total U.S. Treasury Obligations
		(Cost $257,235,610)	259,326,217	32.4

ASSET-BACKED SECURITIES: 5.8%
		Credit Card Asset-Backed Securities: 1.4%
EUR 8,539,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	11,569,435	1.4

		Home Equity Asset-Backed Securities: 0.0%
399,789		Other Securities	355,205	0.0

		Other Asset-Backed Securities: 4.4%
813,366	#	ARES CLO Funds, 0.590%, 09/18/17	789,835	0.1
900,000	#	ARES CLO Funds, 2.964%, 02/26/16	742,997	0.1
1,918,498	#	Atrium CDO Corp., 0.597%, 06/27/15	1,879,552	0.2
1,361,703	#	Atrium CDO Corp., 0.649%, 10/27/16	1,322,260	0.2
1,000,000	#	Avenue CLO Fund Ltd., 2.436%, 02/15/17	724,674	0.1
487,138	#	Callidus Debt Partners Fund Ltd., 0.786%, 05/15/15	477,760	0.1

See Accompanying Notes to Financial Statements

43

SUMMARY PORTFOLIO OF INVESTMENTS

ING IINTERMEDIATE BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
694,423	#	Carlyle High Yield Partners, 0.648%, 08/11/16	$674,225	0.1
1,188,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	951,763	0.1
1,575,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	1,547,317	0.2
1,973,943		Credit-Based Asset Servicing and Securitization, LLC, 4.831%–5.501%, 08/25/35–12/25/36	1,678,055	0.2
800,000	#	Dryden Leveraged Loan CDO 2002-II, 2.650%, 09/17/16	650,236	0.1
237,956	#	Dryden Leveraged Loan CDO 2002-II, 0.895%, 12/22/15	235,070	0.0
750,000	#	Dryden Leveraged Loan CDO 2002-II, 6.184%, 12/22/15	750,000	0.1
9,100,000		Fieldstone Mortgage Investment Corp., 0.395%–0.475%, 11/25/36	2,928,529	0.4
1,120,075	#	First CLO Ltd., 0.602%, 07/27/16	1,107,427	0.1
1,950,000	#	Foxe Basin CLO Ltd., 2.047%, 12/15/15	1,840,775	0.2
1,250,000	#	Galaxy CLO Ltd., 1.799%, 01/15/16	1,176,149	0.1
414,046	#	Granite Ventures Ltd., 0.509%, 12/15/17	403,430	0.1
2,266,980	#	GSC Partners CDO Fund Ltd., 0.678%, 11/20/16	2,230,334	0.3
494,911	#	Gulf Stream Compass CLO Ltd., 0.609%, 07/15/16	483,776	0.1
1,489,184	#	Katonah Ltd., 0.671%, 09/20/16	1,460,511	0.2
204,867	#	Katonah Ltd., 0.905%, 02/20/15	201,319	0.0
10,178,000		Morgan Stanley ABS Capital I, 0.505%, 03/25/36	4,322,581	0.5
965,889	#	Navigator CDO Ltd., 2.349%, 01/14/17	757,756	0.1
1,500,000	#	Pacifica CDO Ltd., 1.138%, 05/13/16	1,348,112	0.2
1,210,058	#	Stanfield Carrera CLO Ltd., 0.827%, 03/15/15	1,193,420	0.1
1,250,000	#	Veritas CLO Ltd., 1.651%, 09/05/16	1,039,811	0.1

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,529,776	#	Wind River CLO Ltd., 0.680%, 12/19/16	$1,472,143	0.2
658,142		Other Securities	508,205	0.1
			34,898,022	4.4

		Total Asset-Backed Securities
		(Cost $49,514,134)	46,822,662	5.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 37.5%
		Federal Home Loan Mortgage Corporation: 14.6%##
30,719,000	W	4.000%, due 06/15/40	32,058,156	4.0
19,685,000	W	4.500%, due 10/15/35	20,826,114	2.6
3,634,892		4.500%, due 08/01/41	3,849,218	0.5
4,000,000		4.500%, due 09/01/41	4,238,667	0.5
2,549,879		4.808%, due 03/15/33	2,744,688	0.3
2,908,000		5.000%, due 09/15/31	2,996,339	0.4
11,612,946		5.500%, due 08/15/20	11,885,689	1.5
2,840,550		5.500%, due 11/15/22	3,062,487	0.4
3,248,000		5.500%, due 12/15/32	3,619,816	0.5
3,767,000		5.500%, due 06/15/37	4,284,736	0.5
27,932,218	ˆ, W	0.579%–7.500%, due 04/01/14–01/01/41	27,658,971	3.4
			117,224,881	14.6

		Federal National Mortgage Association: 20.1%##
8,243,000	W	3.500%, due 01/25/41	8,445,212	1.1
41,268,000	W	4.000%, due 07/25/39	43,266,919	5.4
6,616,000	W	4.000%, due 08/25/40	6,915,787	0.9
25,475,000	W	4.500%, due 10/15/35	27,031,362	3.4
7,200,000		4.500%, due 09/01/41	7,650,375	1.0
2,390,242		5.000%, due 08/01/35	2,581,039	0.3
9,560,000	W	5.000%, due 11/15/37	10,259,077	1.3
2,611,000	W	5.500%, due 10/15/35	2,833,751	0.3
7,674,000	W	6.000%, due 10/01/39	8,418,620	1.0
3,004,297		6.000%, due 12/25/49	3,351,418	0.4
19,797,053	ˆ	6.515%, due 10/25/35	4,009,921	0.5
43,627,727	ˆ	0.630%–27.662%, due 08/01/16–01/25/48	35,736,154	4.5
			160,499,635	20.1

		Government National Mortgage Association: 2.8%
79,510,468	ˆ	2.375%-8.021%, due 12/15/22–10/20/60	22,688,194	2.8

		Total U.S. Government Agency Obligations
		(Cost $286,800,623)	300,412,710	37.5

FOREIGN GOVERNMENT BONDS: 7.0%
BRL 26,618,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/15	14,054,339	1.8
BRL 16,345,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	8,179,798	1.0

See Accompanying Notes to Financial Statements

44

SUMMARY PORTFOLIO OF INVESTMENTS

ING IINTERMEDIATE BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
1,646,000	#	Indonesia Government International Bond, 4.875%, 05/05/21	$1,670,690	0.2
MXN 138,140,000		Mexican Bonos, 6.500%, 06/10/21	10,009,347	1.3
1,567,295	#	Russia Government Bond, 7.500%, 03/31/30	1,768,112	0.2
891,000		South Africa Government Bond, 5.500%, 03/09/20	978,986	0.1
ZAR 68,405,501		South Africa Government Bond, 7.250%, 01/15/20	7,962,157	1.0
983,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	876,099	0.1
BRL 9,370,186		Other Securities	10,473,586	1.3

		Total Foreign Government Bonds
		(Cost $60,572,823)	55,973,114	7.0

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.2%
		Financials: 0.2%
63,400		Other Securities	1,621,470	0.2

		Total Preferred Stock
		(Cost $1,647,100)	1,621,470	0.2

		Total Long-Term Investments
		(Cost $946,066,458)	952,437,253	118.9

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 14.8%
		Securities Lending Collateral: 12.3%
3,329,856	R	BNY Institutional Cash Reserves Fund, Series B, 11/20/08	2,663,885	0.4
95,481,756		BNY Mellon Overnight Government Fund	95,481,756	11.9
			98,145,641	12.3

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.5%
20,241,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $20,241,000)	20,241,000	2.5

		Total Short-Term Investments
		(Cost $119,052,612)	$118,386,641	14.8

		Total Investments in Securities (Cost $1,065,119,070)*	$1,070,823,894	133.7
		Liabilities in Excess of Other Assets	(269,903,443)	(33.7)
		Net Assets	$800,920,451	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

W	Settlement is on a when-issued or delayed-delivery basis.

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at September 30, 2011.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)	The grouping contains securities in default.

BRL	Brazilian Real

DKK	Danish Krone

EUR	EU Euro

LTL	Lithuania Litas

MXN	Mexican Peso

ZAR	South African Rand

Cost for federal income tax purposes is $1,065,181,033.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,180,851
Gross Unrealized Depreciation	(23,537,990)
Net Unrealized appreciation	$5,642,861

See Accompanying Notes to Financial Statements

45

SUMMARY PORTFOLIO OF INVESTMENTS

ING IINTERMEDIATE BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2011
Asset Table
Investments, at value
Preferred Stock	$—	$1,621,470	$—	$1,621,470
Corporate Bonds/Notes	—	201,329,199	—	201,329,199
Collateralized Mortgage Obligations	—	86,951,881	—	86,951,881
Short-Term Investments	115,722,756	—	2,663,885	118,386,641
U.S. Treasury Obligations	9,444,651	249,881,566	—	259,326,217
U.S. Government Agency Obligations	—	300,412,710	—	300,412,710
Asset-Backed Securities	—	42,999,690	3,822,972	46,822,662
Foreign Government Bonds	—	33,738,977	22,234,137	55,973,114
Total Investments, at value	$125,167,407	$916,935,493	$28,720,994	$1,070,823,894

Other Financial Instruments+
Swaps	—	1,645,137	—	1,645,137
Futures	7,707,020	—	—	7,707,020
Forward Foreign Currency Contracts	—	5,585,194	—	5,585,194
Total Assets	$132,874,427	$924,165,824	$28,720,994	$1,085,761,245

Liabilities Table
Other Financial Instruments+
Swaps	$—	$(10,103,095)	$—	$(10,103,095)
Futures	(5,482,651)	—	—	(5,482,651)
Forward Foreign Currency Contracts	—	(442,936)	—	(442,936)
Total Liabilities	$(5,482,651)	$(10,546,031)	$—	$(16,028,682)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended September 30, 2011:

	Beginning Balance 3/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 9/30/2011
Asset Table
Investments, at value
U.S. Government Agency Obligations	$1,266,587	$—	$—	$—	$—	$—	$—	$(1,266,587)	$—
Asset-Backed Securities	10,152,584	759,375	(1,937,696)	4,974	26,653	(16,437)	—	(5,166,481)	3,822,972
Collateralized Mortgage Obligations	562,285	—	—	—	—	—	—	(562,285)	—
Other Bonds	—	—	—	—	—	—	22,234,137	—	22,234,137
Short-Term Investments	2,663,885	—	—	—	—	—	—	—	2,663,885
Total Investments, at value	$14,645,341	$759,375	$(1,937,696)	$4,974	$26,653	$(16,437)	$22,234,137	$(6,995,353)	$28,720,994

As of September 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(1,024,176).

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

46

SUMMARY PORTFOLIO OF INVESTMENTS

ING IINTERMEDIATE BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

At September 30, 2011 , the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	South African Rand	18,250,687	Buy	10/07/11	$2,479,006	$2,257,892	$(221,114)
Morgan Stanley	South African Rand	18,250,687	Buy	10/07/11	2,479,713	2,257,891	(221,822)
							$(442,936)
Deutsche Bank AG	Mexican Peso	72,475,976	Sell	10/07/11	$5,816,551	$5,222,235	$594,316
Deutsche Bank AG	South African Rand	102,067,241	Sell	10/07/11	14,044,920	12,627,289	1,417,631
HSBC	Brazilian Real	8,999,863	Sell	12/16/11	4,989,391	4,708,100	281,291
HSBC	Brazilian Real	36,160,661	Sell	12/16/11	20,756,342	18,916,730	1,839,612
JPMorgan Chase & Co.	Mexican Peso	72,499,780	Sell	10/07/11	5,796,734	5,223,950	572,784
Morgan Stanley	EU Euro	8,899,103	Sell	10/07/11	12,801,467	11,921,907	879,560
							$5,585,194

ING Intermediate Bond Fund Open Futures Contracts on September 30, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	1,830	12/30/11	$224,146,415	$(242,222)
U.S. Treasury Ultra Long Bond	478	12/20/11	75,822,750	7,628,133
			$299,969,165	$7,385,911
Short Contracts
U.S. Treasury 10-Year Note	1,652	12/20/11	$214,914,875	$(2,249,817)
U.S. Treasury 2-Year Note	283	12/30/11	62,317,483	78,887
U.S. Treasury Long Bond	445	12/20/11	63,468,125	(2,990,612)
			$340,700,483	$(5,161,542)

ING Intermediate Bond Fund Credit Default Swap Agreements Outstanding on September 30, 2011:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 1,311,000	$204,937	$167,764	$ 37,173
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 640,000	100,046	85,334	14,712
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 5,079,000	793,957	353,701	440,256
						$1,098,940	$606,799	$492,141

Credit Default Swaps on Credit Indices — Sell Protection (4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	CDX.NA.HY.17	Sell	5.000	12/20/16	USD 39,750,000	$(4,829,652)	$(4,693,008)	$(136,644)
						$(4,829,652)	$(4,693,008)	$(136,644)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 09/30/11 (%) (5)	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13		USD 1,311,000	$(477,407)	$(212,172)	$(265,235)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13		USD 641,000	(233,424)	(95,097)	(138,327)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13		USD 1,271,000	(462,841)	(186,175)	(276,666)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13		USD 2,540,000	(924,954)	(186,713)	(738,241)
							$(2,098,626)	$(680,157)	$(1,418,469)

See Accompanying Notes to Financial Statements

47

SUMMARY PORTFOLIO OF INVESTMENTS

ING IINTERMEDIATE BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)	If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Intermediate Bond Fund Interest Rate Swap Agreements Outstanding on September 30, 2011:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD 19,944,000	$(2,471,761)	$—	$(2,471,761)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.007% Counterparty: Morgan Stanley	09/27/14	USD 92,800,000	223,751	—	223,751
Receive a fixed rate equal to 1.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	09/27/17	USD 81,300,000	(703,056)	—	(703,056)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.022% Counterparty: Morgan Stanley	09/27/22	USD 23,200,000	322,446	—	322,446
			$(2,628,620)	$—	$(2,628,620)

See Accompanying Notes to Financial Statements

48

SUMMARY PORTFOLIO OF INVESTMENTS

ING IINTERMEDIATE BOND FUND

AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$5,585,194
Credit contracts	Upfront payments paid on swap agreements	606,799
Credit contracts	Unrealized appreciation on swap agreements	492,141
Interest rate contracts	Unrealized appreciation on swap agreements	546,197
Interest rate contracts	Net Assets — Unrealized appreciation*	7,707,020
Total Asset Derivatives		$14,937,351
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$442,936
Credit contracts	Upfront payments received on swap agreements	5,373,165
Credit contracts	Unrealized depreciation on swap agreements	1,555,113
Interest rate contracts	Unrealized depreciation on swap agreements	3,174,817
Interest rate contracts	Net Assets — Unrealized depreciation*	5,482,651
Total Liability Derivatives		$16,028,682

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(93,517)	$—	$(93,517)
Foreign exchange contracts	—	(196,015)	—	—	—	(196,015)
Interest rate contracts	361,937	—	(5,617,259)	(46,102)	222,470	(5,078,954)
Total	$361,937	$(196,015)	$(5,617,259)	$(139,619)	$222,470	$(5,368,486)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(113,066)	$—	$(113,066)
Foreign exchange contracts	—	6,014,303	—	—	—	6,014,303
Interest rate contracts	(175,097)	—	2,132,003	(2,637,627)	46,538	(634,183)
Total	$(175,097)	$6,014,303	$2,132,003	$(2,750,693)	$46,538	$5,267,054

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

49

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UFIALL     (0911-112011)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

For the Portfolios that have a complete Schedule of Investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 107.6%
		Federal Home Loan Mortgage Corporation: 3.5%##
23,428,029	ˆ	0.500%, due 07/15/36	$425,769	0.1
717,739		5.450%, due 03/01/37	778,373	0.1
636,695		5.450%, due 07/01/37	685,788	0.1
168,991		5.450%, due 12/01/37	183,267	0.0
456,770		5.450%, due 12/01/37	495,358	0.1
150,707		5.450%, due 05/01/38	163,189	0.0
2,799,980	ˆ	5.500%, due 09/15/35	531,728	0.1
712,438		5.625%, due 12/01/36	787,615	0.1
116,836		5.625%, due 12/01/36	129,424	0.0
680,003		5.625%, due 01/01/37	753,128	0.1
109,770		5.625%, due 01/01/37	121,335	0.0
65,694		5.625%, due 01/01/37	72,522	0.0
43,466		5.625%, due 02/01/37	48,186	0.0
579,279		5.625%, due 03/01/37	641,460	0.1
194,509		5.625%, due 03/01/37	214,724	0.0
86,219		5.625%, due 03/01/37	95,575	0.0
94,877		5.625%, due 04/01/37	104,686	0.0
197,505		5.625%, due 05/01/37	218,379	0.0
184,030		5.625%, due 06/01/37	203,223	0.0
234,377		5.625%, due 07/01/37	259,303	0.0
352,148		5.625%, due 07/01/37	389,068	0.1
33,645		5.625%, due 12/01/37	37,296	0.0
507,420		5.625%, due 02/01/38	559,786	0.1
306,024		5.650%, due 02/01/37	333,389	0.0
791,699		5.650%, due 02/01/37	864,226	0.1
675,652		5.700%, due 06/01/37	732,679	0.1
341,373		5.700%, due 09/01/37	370,186	0.1
502,034		5.700%, due 12/01/37	547,577	0.1
160,548		5.700%, due 01/01/38	175,113	0.0
85,088		5.700%, due 07/01/38	92,693	0.0
176,236		5.700%, due 07/01/38	191,987	0.0
166,669		5.790%, due 12/01/37	182,178	0.0
133,406		5.790%, due 03/01/38	145,663	0.0
133,396		5.800%, due 10/01/36	146,135	0.0
231,613		5.800%, due 12/01/36	253,732	0.0
10,045,020		6.000%, due 05/15/36	11,928,065	1.4
328,507		6.050%, due 04/01/38	361,052	0.1
369,482		6.050%, due 08/01/38	406,087	0.1
179,973		6.090%, due 10/01/37	198,154	0.0
141,141		6.090%, due 11/01/37	155,399	0.0
132,221		6.090%, due 12/01/37	144,937	0.0
2,410,188		6.090%, due 12/01/37	2,641,983	0.3
13,075		7.000%, due 11/01/14	13,946	0.0
86,513		7.500%, due 12/01/14	93,469	0.0
42,878		7.500%, due 01/01/30	49,965	0.0
1,214,843	ˆ	7.750%, due 10/25/23	272,330	0.0
12,045		8.000%, due 01/01/30	12,773	0.0
1,017,444		9.000%, due 12/17/30	1,208,550	0.2
26,549		9.500%, due 07/01/20	31,510	0.0
			29,452,960	3.5
		Federal National Mortgage Association: 11.2%##
4,945,072		4.500%, due 07/01/41	5,254,396	0.6
32,837,000		4.500%, due 09/01/41	34,891,021	4.1
17,731,054		4.500%, due 09/01/41	18,840,167	2.2
460,434		5.300%, due 09/01/36	504,869	0.1
119,484		5.300%, due 10/01/36	131,151	0.0
226,283		5.300%, due 10/01/36	248,134	0.0
627,783		5.300%, due 12/01/36	687,209	0.1
451,759		5.300%, due 12/01/36	495,513	0.1
245,026		5.300%, due 02/01/37	268,089	0.0
571,385		5.300%, due 04/01/37	625,472	0.1
355,226		5.300%, due 05/01/37	388,989	0.1
133,612		5.300%, due 06/01/37	146,207	0.0
902,907		5.300%, due 08/01/37	988,016	0.1
79,069		5.300%, due 10/01/37	86,584	0.0
5,450,072		6.000%, due 06/25/29	6,108,419	0.7
2,452,044		6.000%, due 10/25/37	3,080,997	0.4
782,827		6.000%, due 01/25/44	891,727	0.1
12,401		6.500%, due 06/01/14	13,026	0.0
273,205		6.500%, due 02/01/29	315,500	0.0
4,825,878		6.500%, due 07/25/34	5,335,809	0.6
1,115,613		6.500%, due 12/25/41	1,323,591	0.2
2,461,702		6.500%, due 12/25/42	2,885,265	0.4
2,153,959		6.500%, due 02/25/44	2,413,978	0.3
327,327		6.600%, due 07/01/27	371,758	0.1
128,033		6.600%, due 09/01/27	145,650	0.0
52,707		6.600%, due 11/01/27	59,959	0.0
90,149		6.600%, due 03/01/28	102,553	0.0
105,754		6.600%, due 06/01/28	120,475	0.0
16,337		7.000%, due 03/01/15	17,127	0.0
57,866		7.500%, due 05/01/28	67,521	0.0
2,299,783		7.500%, due 08/25/42	2,698,728	0.3
2,324,919		8.000%, due 12/25/45	2,846,025	0.3
17,345		8.500%, due 08/01/15	17,540	0.0
22,754		8.500%, due 09/01/15	25,153	0.0
1,686,991		10.437%, due 09/25/42	2,138,603	0.3
			94,535,221	11.2
		Government National Mortgage Association: 92.9%
84,164,018	ˆ	0.250%, due 06/20/36	411,907	0.1
14,494,053	ˆ	0.861%, due 02/16/48	511,014	0.1
89,176,070	ˆ	0.882%, due 01/16/50	4,514,217	0.5
74,580,229	ˆ	0.909%, due 11/16/46	2,819,289	0.3
99,351,981	ˆ	1.097%, due 01/16/51	5,214,101	0.6
25,919,940	ˆ	2.616%, due 10/16/52	2,557,233	0.3
15,000,000	W	3.500%, due 02/15/41	15,675,000	1.9
77,500,000	W	3.500%, due 02/15/41	80,672,656	9.6
468,220		4.000%, due 05/20/33	506,387	0.1
718,130		4.000%, due 08/15/33	773,607	0.1
682,298		4.000%, due 01/15/34	733,834	0.1
303,425		4.000%, due 03/15/34	327,333	0.0
766,387		4.000%, due 08/20/35	824,395	0.1
1,638,950		4.000%, due 05/15/40	1,756,343	0.2
33,599,000		4.000%, due 06/20/41	35,945,678	4.3
20,553,731	ˆ	4.500%, due 08/20/33	1,810,239	0.2
891,994		4.500%, due 01/20/34	972,794	0.1
365,355		4.500%, due 01/20/34	398,450	0.1
806,053		4.500%, due 03/20/34	880,383	0.1
299,948		4.500%, due 05/20/34	327,118	0.0
358,424		4.500%, due 06/20/34	390,891	0.1
4,071,485	ˆ	4.500%, due 02/20/35	400,004	0.1
1,000,395		4.500%, due 10/20/35	1,090,975	0.1
2,481,959	ˆ	4.500%, due 02/20/36	195,804	0.0
772,237	ˆ	4.500%, due 12/20/37	113,972	0.0
1,718,723		4.500%, due 05/20/38	1,833,171	0.2
3,574,464		4.500%, due 07/20/38	3,879,667	0.5

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
1,355,408		4.500%, due 07/20/38	$1,471,139	0.2
1,366,497		4.500%, due 07/20/38	1,457,491	0.2
395,627		4.500%, due 06/20/39	426,917	0.1
4,194,046		4.500%, due 10/15/39	4,575,554	0.5
3,654,791		4.500%, due 11/15/39	3,987,247	0.5
4,285,170		4.500%, due 11/15/39	4,674,968	0.6
984,868		4.500%, due 12/15/39	1,074,455	0.1
4,741,661		4.500%, due 02/20/40	5,149,275	0.6
4,249,612		4.861%, due 06/20/61	4,665,154	0.6
321,783		5.000%, due 05/15/18	344,550	0.0
876,250		5.000%, due 02/15/23	946,627	0.1
603,050		5.000%, due 02/15/24	652,106	0.1
929,249		5.000%, due 02/15/24	1,006,728	0.1
480,111		5.000%, due 02/15/24	521,192	0.1
911,360		5.000%, due 02/15/24	983,645	0.1
414,479		5.000%, due 03/15/24	447,353	0.1
626,002		5.000%, due 03/15/24	680,544	0.1
1,575,659		5.000%, due 03/15/24	1,707,035	0.2
410,131		5.000%, due 03/15/24	445,224	0.1
813,351		5.000%, due 03/15/24	881,167	0.1
344,682		5.000%, due 03/20/24	372,096	0.1
1,105,739		5.000%, due 04/15/24	1,197,934	0.1
569,207		5.000%, due 04/15/29	632,838	0.1
548,273		5.000%, due 04/15/30	608,936	0.1
690,611		5.000%, due 10/15/30	767,024	0.1
460,104		5.000%, due 07/15/33	508,303	0.1
757,856		5.000%, due 10/20/33	834,930	0.1
444,737		5.000%, due 12/20/33	489,967	0.1
1,059,212		5.000%, due 12/20/33	1,166,934	0.1
392,789		5.000%, due 12/20/33	432,735	0.1
149,258		5.000%, due 02/20/34	164,321	0.0
427,008		5.000%, due 03/15/34	471,607	0.1
1,463,215		5.000%, due 04/15/34	1,611,011	0.2
375,778		5.000%, due 04/15/34	413,735	0.1
304,181		5.000%, due 04/20/34	334,879	0.0
810,731		5.000%, due 06/20/34	892,549	0.1
412,668		5.000%, due 07/20/34	454,313	0.1
225,297		5.000%, due 09/20/34	248,034	0.0
4,660,102		5.000%, due 10/20/34	5,415,221	0.6
875,911		5.000%, due 12/20/34	964,307	0.1
341,309		5.000%, due 12/20/34	375,754	0.1
279,295		5.000%, due 01/15/35	308,553	0.0
890,127		5.000%, due 03/15/35	982,749	0.1
320,614		5.000%, due 03/15/35	353,599	0.0
2,626,500		5.000%, due 03/20/35	3,003,775	0.4
534,969		5.000%, due 04/15/35	594,160	0.1
1,255,683		5.000%, due 04/15/35	1,388,632	0.2
317,099		5.000%, due 04/15/35	349,723	0.0
548,262		5.000%, due 04/15/35	605,169	0.1
24,339,715	ˆ	5.000%, due 05/20/35	2,222,433	0.3
715,372		5.000%, due 05/20/35	790,813	0.1
428,876		5.000%, due 06/15/35	476,329	0.1
575,483		5.000%, due 07/15/35	635,769	0.1
1,602,230	ˆ	5.000%, due 09/16/35	144,467	0.0
3,775,350		5.000%, due 11/20/35	4,173,491	0.5
421,746		5.000%, due 12/15/35	464,346	0.1
2,406,912		5.000%, due 04/20/36	2,656,979	0.3
1,946,512		5.000%, due 05/20/36	2,148,746	0.3
37,468,383	ˆ	5.000%, due 04/20/37	4,724,864	0.6
250,661		5.000%, due 05/20/37	274,956	0.0
1,420,136		5.000%, due 12/20/37	1,557,782	0.2
381,234		5.000%, due 12/20/37	418,185	0.1
1,094,282		5.000%, due 01/20/38	1,200,407	0.1
1,039,779		5.000%, due 01/20/38	1,140,619	0.1
349,288		5.000%, due 02/15/38	384,023	0.1
796,207		5.000%, due 05/20/38	853,117	0.1
2,456,857		5.000%, due 06/20/38	2,632,464	0.3
1,046,908		5.000%, due 06/20/38	1,139,404	0.1
1,362,847		5.000%, due 06/20/38	1,483,256	0.2
893,111		5.000%, due 08/20/38	956,947	0.1
3,641,539		5.000%, due 10/20/38	3,901,823	0.5
1,304,680		5.000%, due 11/20/38	1,397,933	0.2
2,236,934		5.000%, due 12/20/38	2,396,822	0.3
7,467,451		5.000%, due 01/20/39	8,001,197	1.0
1,068,221		5.000%, due 02/15/39	1,180,459	0.1
922,034		5.000%, due 03/15/39	1,022,658	0.1
1,604,259		5.000%, due 06/16/39	1,715,513	0.2
681,784		5.000%, due 07/20/39	730,515	0.1
1,867,742		5.000%, due 10/20/39	2,054,788	0.2
4,684,037		5.000%, due 11/15/39	5,186,435	0.6
1,067,642		5.000%, due 11/15/39	1,182,154	0.1
2,441,612		5.000%, due 11/15/39	2,703,493	0.3
4,767,089		5.000%, due 12/20/39	5,289,928	0.6
2,653,492		5.000%, due 12/20/39	2,919,227	0.4
2,231,048		5.000%, due 04/15/40	2,458,492	0.3
27,389,477		5.000%, due 05/15/40	30,267,290	3.6
9,660,989		5.000%, due 07/20/40	10,628,493	1.3
2,274,481		5.000%, due 09/15/40	2,500,666	0.3
3,621,027		5.000%, due 09/15/40	3,981,121	0.5
10,125,442		5.000%, due 06/15/41	11,148,188	1.3
6,941,468		5.000%, due 06/20/41	7,636,625	0.9
14,616,523		5.000%, due 07/20/41	16,080,301	1.9
2,421,745		5.000%, due 08/15/41	2,666,359	0.3
4,372,558		5.000%, due 09/15/41	4,814,219	0.6
533,490		5.100%, due 04/20/32	586,817	0.1
226,802		5.250%, due 11/20/36	252,235	0.0
100,371		5.250%, due 03/20/37	111,580	0.0
64,772		5.250%, due 05/20/37	72,136	0.0
69,827		5.250%, due 05/20/37	77,625	0.0
69,919		5.250%, due 06/20/37	77,727	0.0
222,634		5.250%, due 09/20/37	247,948	0.0
269,751		5.250%, due 10/20/37	299,874	0.0
226,635		5.250%, due 11/20/37	251,943	0.0
81,668		5.250%, due 12/20/37	90,788	0.0
158,052		5.250%, due 01/20/38	175,702	0.0
8,100,000		5.250%, due 01/20/38	9,408,925	1.1
54,237		5.250%, due 01/20/38	60,294	0.0
1,050,883		5.300%, due 09/20/36	1,148,512	0.1
790,567		5.300%, due 10/20/36	879,220	0.1
178,962		5.300%, due 11/20/36	199,030	0.0
303,800		5.300%, due 11/20/36	337,773	0.0
510,479		5.300%, due 12/20/36	567,724	0.1
502,727		5.300%, due 02/20/37	558,945	0.1
177,539		5.300%, due 03/20/37	197,392	0.0
177,529		5.300%, due 04/20/37	198,916	0.0
202,981		5.300%, due 04/20/37	225,680	0.0
275,582		5.300%, due 06/20/37	306,486	0.0
221,474		5.300%, due 07/20/37	246,241	0.0
170,322		5.300%, due 09/20/37	189,369	0.0
318,440		5.300%, due 09/20/37	354,050	0.0
65,857		5.300%, due 10/20/37	73,598	0.0
88,525		5.450%, due 02/15/29	98,555	0.0
91,223		5.450%, due 10/15/29	101,559	0.0
828,853		5.450%, due 06/15/37	916,276	0.1
115,232		5.450%, due 10/15/37	127,386	0.0
90,661		5.450%, due 01/15/38	100,196	0.0

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
187,500		5.450%, due 05/15/38	$207,220	0.0
123,263		5.450%, due 07/15/38	136,228	0.0
13,484,574		5.473%, due 01/20/60	15,068,846	1.8
485,525		5.500%, due 08/20/24	539,972	0.1
17,582		5.500%, due 04/20/29	19,666	0.0
199,932		5.500%, due 10/15/32	222,212	0.0
846,370		5.500%, due 12/15/32	945,273	0.1
254,330		5.500%, due 12/20/32	283,685	0.0
221,588		5.500%, due 06/15/33	246,282	0.0
348,000		5.500%, due 07/15/33	386,781	0.1
310,046		5.500%, due 07/20/33	342,869	0.0
260,344		5.500%, due 08/20/33	290,230	0.0
1,878,592		5.500%, due 10/15/33	2,087,940	0.3
4,039,993		5.500%, due 11/15/33	4,490,204	0.5
2,818,061	ˆ	5.500%, due 11/20/33	156,852	0.0
419,607		5.500%, due 11/20/33	464,028	0.1
114,114		5.500%, due 12/20/33	126,195	0.0
267,148		5.500%, due 12/20/33	298,456	0.0
667,906		5.500%, due 01/15/34	738,580	0.1
1,016,188		5.500%, due 01/15/34	1,123,715	0.1
1,316,709		5.500%, due 02/15/34	1,456,036	0.2
328,623		5.500%, due 02/15/34	363,396	0.0
409,415		5.500%, due 03/15/34	456,574	0.1
3,954,016		5.500%, due 03/16/34	4,692,772	0.6
372,836		5.500%, due 03/20/34	412,495	0.1
1,373,425		5.500%, due 04/15/34	1,518,753	0.2
184,322		5.500%, due 04/15/34	206,350	0.0
623,702		5.500%, due 04/15/34	693,596	0.1
996,555		5.500%, due 04/15/34	1,111,346	0.1
144,687		5.500%, due 04/20/34	161,274	0.0
1,579,686		5.500%, due 04/20/34	1,761,026	0.2
138,334		5.500%, due 04/20/34	153,048	0.0
2,617,283		5.500%, due 04/20/34	2,895,684	0.3
149,156		5.500%, due 05/15/34	166,338	0.0
502,658		5.500%, due 06/15/34	562,732	0.1
417,162		5.500%, due 06/15/34	465,215	0.1
228,855		5.500%, due 06/20/34	253,198	0.0
615,641		5.500%, due 06/20/34	686,218	0.1
311,778		5.500%, due 07/15/34	347,691	0.0
156,582		5.500%, due 07/20/34	174,532	0.0
472,467		5.500%, due 07/20/34	526,925	0.1
926,736		5.500%, due 08/15/34	1,033,485	0.1
767,850		5.500%, due 08/15/34	856,298	0.1
3,222,371		5.500%, due 08/15/34	3,593,551	0.4
354,509		5.500%, due 08/15/34	395,344	0.1
322,539		5.500%, due 08/20/34	356,847	0.0
252,073		5.500%, due 08/20/34	278,886	0.0
649,238		5.500%, due 09/15/34	726,831	0.1
849,262		5.500%, due 09/15/34	947,087	0.1
478,821		5.500%, due 09/15/34	533,976	0.1
278,808		5.500%, due 09/15/34	309,718	0.0
322,808		5.500%, due 09/15/34	361,388	0.0
1,688,871		5.500%, due 09/15/34	1,876,021	0.2
900,325		5.500%, due 10/15/34	1,004,032	0.1
460,118		5.500%, due 10/15/34	512,687	0.1
216,611		5.500%, due 10/15/34	240,886	0.0
123,084		5.500%, due 12/15/34	136,762	0.0
681,379		5.500%, due 01/15/35	755,821	0.1
724,829		5.500%, due 01/15/35	805,055	0.1
518,894		5.500%, due 01/15/35	580,909	0.1
400,130		5.500%, due 01/20/35	442,873	0.1
800,833		5.500%, due 02/15/35	893,080	0.1
992,935		5.500%, due 03/15/35	1,102,836	0.1
554,188		5.500%, due 03/15/35	620,421	0.1
557,628		5.500%, due 03/15/35	624,272	0.1
253,225		5.500%, due 04/15/35	283,489	0.0
520,767		5.500%, due 04/15/35	583,005	0.1
689,313		5.500%, due 04/15/35	765,160	0.1
1,650,160		5.500%, due 05/15/35	1,830,442	0.2
331,664		5.500%, due 05/15/35	368,115	0.1
1,370,429		5.500%, due 05/15/35	1,534,214	0.2
613,609		5.500%, due 05/20/35	683,377	0.1
747,612		5.500%, due 06/15/35	836,962	0.1
359,451		5.500%, due 06/20/35	400,658	0.1
2,636,967		5.500%, due 07/15/35	2,925,058	0.4
2,139,985		5.500%, due 08/15/35	2,373,781	0.3
4,048,764		5.500%, due 08/15/35	4,491,096	0.5
73,708		5.500%, due 08/20/35	82,100	0.0
781,078		5.500%, due 09/20/35	869,888	0.1
7,627,938		5.500%, due 12/16/35	9,054,852	1.1
9,750,000		5.500%, due 03/16/36	10,622,448	1.3
432,278		5.500%, due 04/15/36	483,941	0.1
7,934,000		5.500%, due 04/20/36	8,739,212	1.0
763,585		5.500%, due 05/15/36	854,844	0.1
638,810		5.500%, due 06/20/36	710,945	0.1
516,472		5.500%, due 08/15/36	578,198	0.1
769,418		5.500%, due 09/15/36	861,374	0.1
7,197,000		5.500%, due 09/20/36	7,989,834	1.0
1,409,341		5.500%, due 10/15/36	1,577,777	0.2
298,747		5.500%, due 11/15/36	334,451	0.0
692,474		5.500%, due 04/15/37	775,233	0.1
3,719,305		5.500%, due 10/20/37	4,378,474	0.5
5,175,057		5.500%, due 11/20/37	6,027,070	0.7
594,583		5.500%, due 06/20/38	640,868	0.1
642,038		5.500%, due 08/20/38	692,017	0.1
1,013,927		5.500%, due 09/20/38	1,092,856	0.1
224,579		5.500%, due 09/20/38	244,869	0.0
186,690		5.500%, due 10/20/38	201,223	0.0
2,171,101		5.500%, due 11/20/38	2,340,110	0.3
196,274		5.500%, due 12/20/38	211,553	0.0
527,679		5.500%, due 01/15/39	584,504	0.1
837,311		5.500%, due 01/15/39	933,760	0.1
563,300		5.500%, due 01/20/39	607,150	0.1
3,489,253		5.500%, due 03/20/39	3,760,874	0.5
340,854		5.500%, due 06/20/39	367,387	0.0
2,231,995		5.500%, due 09/16/39	2,570,944	0.3
1,304,782		5.500%, due 05/15/40	1,442,845	0.2
1,129,517		5.500%, due 09/15/40	1,249,035	0.2
615,943		5.500%, due 09/15/40	681,118	0.1
374,623		5.500%, due 10/15/40	414,732	0.1
294,055		5.550%, due 06/15/27	305,545	0.0
438,695		5.600%, due 12/20/36	491,333	0.1
367,445		5.600%, due 12/20/36	411,534	0.1
289,783		5.600%, due 01/20/37	324,409	0.0
116,102		5.600%, due 01/20/37	129,975	0.0
111,251		5.600%, due 03/20/37	124,544	0.0
252,585		5.600%, due 04/20/37	282,766	0.0
87,764		5.600%, due 07/20/37	96,709	0.0
32,077		5.600%, due 10/20/37	35,346	0.0
95,429		5.600%, due 01/20/38	105,025	0.0
82,015		5.600%, due 02/20/38	90,262	0.0
110,309		5.600%, due 02/20/38	121,401	0.0
332,021		5.625%, due 01/20/37	371,679	0.1
237,105		5.625%, due 01/20/37	265,425	0.0
61,548		5.625%, due 02/20/37	68,899	0.0
256,662		5.625%, due 03/20/37	287,319	0.0

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
84,701		5.625%, due 04/20/37	$94,818	0.0
86,693		5.625%, due 04/20/37	97,048	0.0
328,698		5.625%, due 06/20/37	367,959	0.1
128,180		5.625%, due 06/20/37	143,490	0.0
128,995		5.625%, due 06/20/37	144,402	0.0
84,586		5.625%, due 11/20/37	94,946	0.0
139,797		5.625%, due 11/20/37	156,494	0.0
180,861		5.625%, due 01/20/38	202,464	0.0
79,650		5.625%, due 01/20/38	89,164	0.0
68,978		5.625%, due 02/20/38	77,217	0.0
545,120		5.625%, due 04/15/39	604,170	0.1
188,190		5.650%, due 02/15/37	208,753	0.0
248,765		5.650%, due 03/15/37	275,947	0.0
6,314,613		5.670%, due 12/15/40	6,330,737	0.8
480,694		5.680%, due 05/15/47	518,667	0.1
482,166		5.690%, due 11/15/42	510,510	0.1
633,110		5.700%, due 07/15/38	700,955	0.1
104,128		5.700%, due 10/15/38	115,582	0.0
101,782		5.750%, due 11/20/27	113,784	0.0
174,781		5.750%, due 12/20/27	195,391	0.0
94,595		5.750%, due 02/20/28	105,750	0.0
227,516		5.750%, due 03/20/28	254,345	0.0
72,850		5.750%, due 03/20/28	79,419	0.0
284,680		5.750%, due 04/20/28	318,249	0.0
138,599		5.750%, due 07/20/28	153,063	0.0
58,959		5.750%, due 01/20/29	65,875	0.0
102,969		5.750%, due 04/20/29	115,111	0.0
389,395		5.750%, due 07/20/29	435,070	0.1
10,800,000		5.750%, due 07/20/38	12,196,226	1.5
5,508,877		5.950%, due 02/15/44	6,099,983	0.7
1,839,811		5.970%, due 11/15/31	2,017,688	0.2
249,774		6.000%, due 01/20/24	272,699	0.0
378,812		6.000%, due 10/15/25	426,886	0.1
1,046,471		6.000%, due 04/15/26	1,174,436	0.1
252,177		6.000%, due 10/20/27	283,034	0.0
56,028		6.000%, due 07/15/28	62,972	0.0
287,478		6.000%, due 07/15/28	323,107	0.0
336,445		6.000%, due 08/15/28	378,144	0.1
80,754		6.000%, due 09/15/28	90,763	0.0
302,388		6.000%, due 09/15/28	339,865	0.0
172,647		6.000%, due 02/15/29	193,816	0.0
40,549		6.000%, due 04/15/29	45,575	0.0
229,090		6.000%, due 05/15/29	257,071	0.0
99,578		6.000%, due 12/15/29	111,740	0.0
270,620		6.000%, due 02/15/32	303,357	0.0
1,080,844		6.000%, due 07/15/32	1,211,594	0.1
66,799		6.000%, due 08/15/32	74,879	0.0
2,929,833		6.000%, due 09/15/32	3,284,254	0.4
308,676		6.000%, due 09/15/32	346,016	0.0
887,086		6.000%, due 11/15/32	994,397	0.1
12,213		6.000%, due 11/15/32	13,690	0.0
686,763		6.000%, due 12/15/32	769,841	0.1
57,693		6.000%, due 01/15/33	64,672	0.0
2,754,712		6.000%, due 01/15/33	3,087,949	0.4
2,621,205		6.000%, due 01/15/33	2,938,292	0.4
393,541		6.000%, due 01/15/33	441,148	0.1
1,138,038		6.000%, due 01/15/33	1,275,706	0.2
578,017		6.000%, due 02/15/33	647,940	0.1
289,322		6.000%, due 02/15/33	324,321	0.0
125,880		6.000%, due 02/15/33	141,108	0.0
471,209		6.000%, due 03/15/33	528,211	0.1
644,872		6.000%, due 03/15/33	722,882	0.1
217,692		6.000%, due 04/15/33	244,027	0.0
505,535		6.000%, due 05/15/33	566,690	0.1
344,558		6.000%, due 05/15/33	386,239	0.1
77,340		6.000%, due 09/15/33	86,695	0.0
1,029,572		6.000%, due 09/15/33	1,154,119	0.1
340,773		6.000%, due 09/15/33	381,996	0.1
112,537		6.000%, due 09/15/33	126,150	0.0
325,784		6.000%, due 10/15/33	365,194	0.0
296,839		6.000%, due 10/15/33	332,747	0.0
192,223		6.000%, due 10/15/33	215,476	0.0
213,749		6.000%, due 10/15/33	239,607	0.0
956,824		6.000%, due 12/15/33	1,072,571	0.1
1,590,171		6.000%, due 12/16/33	1,842,794	0.2
433,830		6.000%, due 01/15/34	484,276	0.1
2,226,633	ˆ	6.000%, due 01/20/34	458,463	0.1
263,442		6.000%, due 01/20/34	295,631	0.0
715,404		6.000%, due 02/20/34	802,815	0.1
402,980		6.000%, due 03/20/34	452,218	0.1
1,181,230		6.000%, due 03/20/34	1,325,557	0.2
196,610		6.000%, due 03/20/34	220,633	0.0
133,985		6.000%, due 03/20/34	150,356	0.0
130,183		6.000%, due 04/20/34	146,089	0.0
301,556		6.000%, due 05/20/34	338,401	0.0
620,325		6.000%, due 05/20/34	696,119	0.1
51,662		6.000%, due 06/20/34	57,974	0.0
407,278		6.000%, due 06/20/34	457,041	0.1
238,706		6.000%, due 07/20/34	267,872	0.0
8,231,242		6.000%, due 07/20/34	9,236,971	1.1
903,475		6.000%, due 08/20/34	1,013,865	0.1
342,643		6.000%, due 09/15/34	388,482	0.1
510,474		6.000%, due 10/15/34	574,715	0.1
72,789		6.000%, due 10/20/34	81,683	0.0
92,725		6.000%, due 10/20/34	104,054	0.0
327,350		6.000%, due 10/20/34	367,347	0.0
326,467		6.000%, due 10/20/34	366,356	0.0
494,043		6.000%, due 10/20/34	554,407	0.1
66,525		6.000%, due 10/20/34	74,466	0.0
205,545		6.000%, due 10/20/34	230,659	0.0
429,268		6.000%, due 10/20/34	480,507	0.1
411,149		6.000%, due 11/20/34	461,385	0.1
63,681		6.000%, due 11/20/34	71,462	0.0
441,906		6.000%, due 11/20/34	495,900	0.1
112,811		6.000%, due 11/20/34	126,595	0.0
2,184,850		6.000%, due 11/20/34	2,451,804	0.3
527,489		6.000%, due 12/20/34	591,939	0.1
2,415,757		6.000%, due 12/20/34	2,710,925	0.3
504,136		6.000%, due 12/20/34	565,734	0.1
642,784		6.000%, due 12/20/34	721,323	0.1
92,476		6.000%, due 01/20/35	103,785	0.0
474,937		6.000%, due 01/20/35	533,020	0.1
202,732		6.000%, due 01/20/35	227,525	0.0
473,176		6.000%, due 02/20/35	531,043	0.1
1,110,831		6.000%, due 03/15/35	1,243,126	0.2
121,766		6.000%, due 03/20/35	136,657	0.0
350,223		6.000%, due 03/20/35	393,054	0.1
156,855		6.000%, due 04/20/35	176,038	0.0
150,071		6.000%, due 06/20/35	168,424	0.0
478,435		6.000%, due 05/15/36	542,441	0.1
562,739		6.000%, due 06/15/36	638,024	0.1
672,085		6.000%, due 06/15/36	761,998	0.1
262,138		6.000%, due 07/15/36	297,208	0.0
800,493		6.000%, due 07/15/36	907,585	0.1
994,200		6.000%, due 08/15/36	1,127,207	0.1
936,599		6.000%, due 09/15/36	1,061,900	0.1

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
213,009		6.000%, due 01/20/37	$237,525	0.0
1,540,692		6.000%, due 03/15/37	1,719,847	0.2
5,552,000		6.000%, due 07/20/37	6,592,862	0.8
507,230		6.000%, due 09/20/37	567,537	0.1
3,272,272		6.000%, due 10/20/37	3,984,333	0.5
673,537		6.000%, due 12/20/37	751,057	0.1
1,763,237		6.000%, due 03/20/38	2,252,531	0.3
212,343		6.000%, due 05/20/38	231,627	0.0
1,478,974		6.000%, due 07/15/38	1,650,952	0.2
2,823,118		6.000%, due 08/15/38	3,151,395	0.4
2,845,491		6.000%, due 08/15/38	3,176,370	0.4
932,304		6.000%, due 08/20/38	1,012,891	0.1
835,264		6.000%, due 09/15/38	947,007	0.1
1,146,411		6.000%, due 09/20/38	1,245,505	0.2
630,038		6.000%, due 10/15/38	703,300	0.1
1,588,924		6.000%, due 10/20/38	1,726,269	0.2
347,888		6.000%, due 11/15/38	389,755	0.1
334,898		6.000%, due 12/15/38	375,515	0.1
448,151		6.000%, due 12/15/38	500,263	0.1
1,858,331		6.000%, due 07/16/39	2,099,494	0.3
1,044,932		6.000%, due 07/20/39	1,178,705	0.1
898,201		6.000%, due 08/15/39	1,009,944	0.1
1,389,648		6.000%, due 08/15/39	1,562,530	0.2
2,181,460		6.000%, due 08/15/39	2,452,850	0.3
80,372		6.050%, due 06/15/38	89,881	0.0
283,793		6.050%, due 09/15/38	317,369	0.0
109,859		6.050%, due 09/15/38	123,557	0.0
321,387		6.050%, due 10/15/38	359,411	0.0
518,149		6.090%, due 05/15/38	580,294	0.1
274,920		6.090%, due 06/15/38	307,893	0.0
191,216		6.090%, due 11/15/38	214,150	0.0
48,385,746	ˆ	6.121%, due 04/16/39	5,746,765	0.7
191,900		6.125%, due 02/15/39	215,150	0.0
157,824		6.125%, due 04/15/39	176,945	0.0
326,357		6.200%, due 08/20/28	366,097	0.0
1,183,613		6.200%, due 10/20/28	1,327,742	0.2
60,146		6.200%, due 11/20/28	67,470	0.0
109,881		6.200%, due 12/20/28	123,426	0.0
239,895		6.200%, due 02/20/29	269,107	0.0
112,303		6.200%, due 04/20/29	126,062	0.0
262,995		6.200%, due 07/20/29	295,415	0.0
73,611		6.200%, due 08/20/29	82,685	0.0
129,531		6.200%, due 08/20/29	145,304	0.0
49,337		6.200%, due 10/20/29	55,295	0.0
77,424		6.200%, due 10/20/29	86,852	0.0
169,014		6.200%, due 12/20/29	189,162	0.0
455,491		6.200%, due 02/20/30	511,639	0.1
315,831		6.250%, due 09/15/27	359,999	0.0
20,744		6.250%, due 03/15/28	23,654	0.0
17,905		6.250%, due 04/15/28	20,416	0.0
153,076		6.250%, due 09/15/29	174,547	0.0
15,201,491	ˆ	6.270%, due 09/20/37	2,319,181	0.3
17,756,424	ˆ	6.270%, due 09/20/38	2,327,301	0.3
7,116,037	ˆ	6.271%, due 05/16/38	1,304,534	0.2
123,474		6.280%, due 01/20/26	138,193	0.0
365,121		6.280%, due 05/20/26	408,647	0.1
380,600		6.490%, due 01/15/28	439,950	0.1
6,530		6.500%, due 03/15/28	7,552	0.0
78,398		6.500%, due 03/15/28	90,674	0.0
67,559		6.500%, due 08/15/28	78,137	0.0
909,355		6.500%, due 11/15/28	1,051,751	0.1
151,637		6.500%, due 07/20/29	174,618	0.0
537,240		6.500%, due 08/20/31	618,660	0.1
1,106,128		6.500%, due 01/15/32	1,279,336	0.2
96,119		6.500%, due 04/20/32	110,687	0.0
121,095		6.500%, due 07/20/32	139,447	0.0
128,144		6.500%, due 10/20/33	145,453	0.0
528,017		6.500%, due 11/15/33	603,115	0.1
211,920		6.500%, due 11/20/33	240,545	0.0
182,184		6.500%, due 02/20/34	206,829	0.0
148,124		6.500%, due 03/20/34	168,162	0.0
111,847		6.500%, due 07/20/34	126,977	0.0
213,761		6.500%, due 08/20/34	242,677	0.0
798,363		6.500%, due 08/20/34	910,851	0.1
217,862		6.500%, due 08/20/34	247,333	0.0
9,266		6.500%, due 09/20/34	10,520	0.0
579,617		6.500%, due 09/20/34	658,025	0.1
93,134		6.500%, due 09/20/34	105,733	0.0
242,117		6.500%, due 09/20/34	274,870	0.0
350,123		6.500%, due 10/20/34	397,486	0.1
1,824,346		6.500%, due 11/20/34	2,081,378	0.3
277,603		6.500%, due 11/20/34	315,156	0.0
283,685		6.500%, due 12/20/34	322,061	0.0
155,643		6.500%, due 12/20/34	176,698	0.0
114,810		6.500%, due 03/20/35	130,289	0.0
542,911		6.500%, due 05/15/36	627,925	0.1
368,547		6.500%, due 09/15/36	419,463	0.1
563,364		6.500%, due 09/15/36	641,194	0.1
480,024		6.500%, due 11/15/36	546,341	0.1
497,687		6.500%, due 05/20/38	550,812	0.1
180,055		6.500%, due 07/20/38	197,639	0.0
4,764,148		6.500%, due 01/20/39	5,390,880	0.6
175,239		6.600%, due 10/20/26	200,203	0.0
277,120		6.600%, due 02/20/27	317,102	0.0
89,993		6.600%, due 05/20/27	102,977	0.0
375,374		6.600%, due 06/20/27	429,531	0.1
317,875		6.600%, due 07/20/27	363,736	0.0
107,916		6.600%, due 09/20/27	123,486	0.0
238,411		6.600%, due 10/20/27	272,807	0.0
66,861		6.600%, due 12/20/27	76,507	0.0
239,736		6.600%, due 02/20/28	274,715	0.0
551,496		6.600%, due 07/20/28	631,961	0.1
4,126		6.750%, due 08/15/28	4,765	0.0
130,215		6.750%, due 10/15/28	150,396	0.0
142,966		6.750%, due 10/15/28	165,123	0.0
595,300		6.750%, due 04/20/37	684,568	0.1
40,092		7.000%, due 09/15/23	46,327	0.0
10,134		7.000%, due 12/15/23	11,619	0.0
9,993		7.000%, due 04/15/26	11,598	0.0
89,250		7.000%, due 01/15/27	103,813	0.0
128,183		7.000%, due 11/15/27	149,100	0.0
123,771		7.000%, due 07/15/28	144,254	0.0
12,294		7.000%, due 07/15/28	14,329	0.0
17,133		7.000%, due 07/15/29	20,004	0.0
43,459		7.000%, due 05/15/31	50,994	0.0
70,550		7.000%, due 11/15/31	82,292	0.0
111,471		7.000%, due 03/15/32	130,695	0.0
50,793		7.000%, due 03/15/32	59,552	0.0
125,810		7.000%, due 03/15/32	147,506	0.0
115,701		7.000%, due 06/20/34	134,061	0.0
347,960		7.000%, due 09/20/34	403,177	0.1
60,829		7.000%, due 09/20/34	70,482	0.0
138,202		7.000%, due 08/20/36	160,413	0.0
6,345,614		7.000%, due 10/20/38	7,373,408	0.9
866,214		7.000%, due 12/15/38	1,010,144	0.1
2,150,592		7.000%, due 12/15/38	2,507,933	0.3

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value		Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
3,059,606		7.000%, due 12/20/38		$3,503,393		0.4
6,254,714		7.200%, due 03/15/39		6,906,417		0.8
22,299		7.250%, due 01/15/29		25,968		0.0
4,812,435	ˆ	7.271%, due 05/16/31		1,087,513		0.1
4,003,412		7.350%, due 03/15/43		4,420,554		0.5
2,819,263	ˆ	7.371%, due 10/16/29		667,678		0.1
42,685		7.500%, due 08/20/27		49,742		0.0
125,675		7.500%, due 12/15/28		150,721		0.0
235,935		7.500%, due 10/15/30		277,492		0.0
19,747		7.500%, due 01/15/31		20,994		0.0
17,134		7.500%, due 01/15/31		20,206		0.0
146,290		7.500%, due 10/15/31		172,527		0.0
80,626		7.500%, due 01/15/32		95,383		0.0
3,870,232		7.500%, due 02/20/34		4,238,189		0.5
999,112		7.500%, due 10/15/38		1,164,579		0.1
18,259		7.800%, due 05/15/19		18,385		0.0
3,840		8.000%, due 03/20/24		3,901		0.0
26,500		8.000%, due 11/15/25		31,315		0.0
17,437		8.000%, due 07/15/26		20,598		0.0
55,421		8.000%, due 07/15/26		65,467		0.0
107,649		8.000%, due 09/15/26		127,162		0.0
30,858		8.000%, due 09/20/26		36,320		0.0
24,145		8.000%, due 12/15/26		28,522		0.0
14,379		8.000%, due 04/15/27		17,024		0.0
29,426		8.000%, due 06/15/27		34,840		0.0
46,909		8.000%, due 07/15/27		55,051		0.0
14,367		8.000%, due 03/15/28		17,045		0.0
25,818		8.050%, due 07/15/19		26,240		0.0
244,742		8.770%, due 04/20/34		275,617		0.0
27,086		9.000%, due 05/15/16		27,482		0.0
14,388		9.000%, due 07/15/16		16,177		0.0
5,710		9.500%, due 11/15/21		6,731		0.0
453,076		19.514%, due 09/20/37		625,732		0.1
172,903		31.591%, due 04/20/31		309,743		0.0
				784,035,455		92.9
		Other U.S. Agency Obligations: 0.0%
1,966		8.250%, due 11/01/11		1,979		0.0

	Total U.S. Government Agency Obligations (Cost $862,296,366)		908,025,615		107.6

	Liabilities in Excess of Other Assets		(63,864,779)		(7.6)
	Net Assets		$844,160,836		100.0

†	Unless otherwise indicated, principal amount is shown in USD.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $862,517,525.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,480,124
Gross Unrealized Depreciation	(1,972,034)
Net Unrealized appreciation	$45,508,090

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.0%
		Consumer Discretionary: 24.0%
665,000		Accuride Corp., 9.500%, 08/01/18	$615,125	0.6
355,000		Affinia Group, Inc., 9.000%, 11/30/14	344,350	0.3
223,000	#	Affinia Group, Inc., 10.750%, 08/15/16	228,575	0.2
370,000		Allbritton Communications Co., 8.000%, 05/15/18	349,650	0.3
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	864,500	0.8
120,000	#	AMC Networks, Inc., 7.750%, 07/15/21	123,600	0.1
315,000		American Axle & Manufacturing, Inc., 5.250%, 02/11/14	297,675	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	29,738	0.0
310,000	#	Ameristar Casinos, Inc., 7.500%, 04/15/21	301,475	0.3
260,000		ArvinMeritor, Inc., 8.125%, 09/15/15	231,400	0.2
305,000		ArvinMeritor, Inc., 10.625%, 03/15/18	295,087	0.3
90,000		Asbury Automotive Group, Inc., 8.375%, 11/15/20	87,300	0.1
150,000	#	Bresnan Broadband Holdings LLC, 8.000%, 12/15/18	151,875	0.1
231,000	#	Burlington Coat Factory Warehouse Corp., 10.000%, 02/15/19	197,505	0.2
720,000		Cablevision Systems Corp., 7.750%, 04/15/18	730,800	0.7
450,000		Cablevision Systems Corp., 8.000%, 04/15/20	460,125	0.4
250,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 01/15/19	243,125	0.2
1,260,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	1,266,300	1.1
420,000		Cedar Fair L.P./Canada’s Wonderland Co/Magnum Management Corp., 9.125%, 08/01/18	435,750	0.4
765,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, 11/15/17	761,175	0.7
730,000	#,Z	Checkout Holding Corp., 15.590%, 11/15/15	401,500	0.4
200,000	#	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	155,000	0.1
200,000	#	Chrysler Group LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	157,000	0.1
120,000		Cinemark USA, Inc., 7.375%, 06/15/21	114,000	0.1
185,000	#	CityCenter Holdings LLC / CityCenter Finance Corp., 7.625%, 01/15/16	174,825	0.2
79,168	#,&	CityCenter Holdings LLC / CityCenter Finance Corp., 10.750%, 01/15/17	72,241	0.1
638,000		Clear Channel Communications, Inc., 9.000%, 03/01/21	476,905	0.4
510,000	#	Commercial Vehicle Group, Inc., 7.875%, 04/15/19	469,200	0.4
235,000		Cott Beverages, Inc., 8.375%, 11/15/17	240,875	0.2
120,000	#	Crown Media Holdings, Inc., 10.500%, 07/15/19	119,400	0.1
635,000	#	Cumulus Media, Inc., 7.750%, 05/01/19	538,162	0.5
85,000		Dana Holding Corp., 6.500%, 02/15/19	81,175	0.1
70,000		Dana Holding Corp., 6.750%, 02/15/21	66,850	0.1
380,000		DineEquity, Inc., 9.500%, 10/30/18	379,050	0.3
680,000		DISH DBS Corp., 7.875%, 09/01/19	697,000	0.6
540,000		Exide Technologies, 8.625%, 02/01/18	504,900	0.5
645,000		Gray Television, Inc., 10.500%, 06/29/15	586,950	0.5
190,000		Hanesbrands, Inc., 6.375%, 12/15/20	185,250	0.2
840,000		Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/18	504,000	0.5
590,000		Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	598,113	0.5
140,000		Inergy L.P./Inergy Finance Corp., 6.875%, 08/01/21	128,100	0.1
258,000		JC Penney Corp., Inc., 6.375%, 10/15/36	218,010	0.2
215,000		KB Home, 7.250%, 06/15/18	169,850	0.1
440,000		Limited Brands, Inc., 8.500%, 06/15/19	499,400	0.4
395,000		LIN Television Corp., 8.375%, 04/15/18	400,925	0.4
243,000		Mediacom Broadband, LLC, 8.500%, 10/15/15	243,000	0.2
535,000		Mediacom LLC / Mediacom Capital Corp., 9.125%, 08/15/19	535,000	0.5
405,000	+	Michaels Stores, Inc., 6.775%, 11/01/16	419,175	0.4

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
385,000		Michaels Stores, Inc., 7.750%, 11/01/18	$361,900	0.3
280,000		Michaels Stores, Inc., 11.375%, 11/01/16	284,900	0.3
450,000		National CineMedia LLC, 7.875%, 07/15/21	447,750	0.4
525,000	#	NCL Corp. Ltd., 9.500%, 11/15/18	532,875	0.5
470,000	#	Needle, 8.125%, 03/15/19	411,250	0.4
485,000		New Albertsons, Inc., 7.450%, 08/01/29	366,175	0.3
404,996	&	Nexstar Broadcasting, Inc., 7.000%, 01/15/14	386,771	0.3
175,000		Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc., 8.875%, 04/15/17	173,688	0.2
415,000		Nielsen Finance LLC / Nielsen Finance Co., 7.750%, 10/15/18	425,375	0.4
450,000	#	Petco Animal Supplies, Inc., 9.250%, 12/01/18	452,250	0.4
255,000	#	Pilgrim’s Pride Corp., 7.875%, 12/15/18	195,713	0.2
870,000		Pinnacle Entertainment, Inc., 8.750%, 05/15/20	815,625	0.7
305,000	#	Pittsburgh Glass Works LLC, 8.500%, 04/15/16	282,125	0.3
315,000		Prestige Brands, Inc., 8.250%, 04/01/18	322,875	0.3
500,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	442,500	0.4
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	142,800	0.1
195,000		Scientific Games Corp., 8.125%, 09/15/18	192,562	0.2
385,000	#	Sinclair Television Group, Inc., 9.250%, 11/01/17	406,175	0.4
10,000		Sinclair Television Group, Inc., 8.375%, 10/15/18	9,900	0.0
145,000	#	Sirius XM Radio, Inc., 8.750%, 04/01/15	157,687	0.1
300,000		Sonic Automotive, Inc., 9.000%, 03/15/18	302,250	0.3
290,000		Star Gas Partners L.P./Star Gas Finance Co., 8.875%, 12/01/17	297,250	0.3
430,000		Toys R Us Property Co. II LLC, 8.500%, 12/01/17	421,400	0.4
230,000		Toys R Us Property Co. I LLC, 10.750%, 07/15/17	244,375	0.2
190,000		Universal City Development Partners Ltd. / UCDP Finance, Inc., 8.875%, 11/15/15	207,100	0.2
410,000		Visant Corp., 10.000%, 10/01/17	381,300	0.3
315,000		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	332,325	0.3
290,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	294,350	0.3
			26,442,232	24.0
		Consumer Staples: 7.7%
615,000	#	American Rock Salt Co. LLC/American Rock Capital Corp., 8.250%, 05/01/18	541,200	0.5
350,000		Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 7.750%, 05/15/16	339,500	0.3
195,000		Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 9.625%, 03/15/18	194,025	0.2
170,000	#,&	Bumble Bee, 9.625%, 03/15/18	137,275	0.1
185,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	174,825	0.2
528,000	#	CDRT Merger Sub, Inc., 8.125%, 06/01/19	491,040	0.4
400,000		Central Garden and Pet Co., 8.250%, 03/01/18	384,000	0.3
245,000		Cenveo Corp., 8.875%, 02/01/18	194,163	0.2
170,000	#	Cenveo Corp., 10.500%, 08/15/16	136,850	0.1
153,850	&	Ceridian Corp., 12.250%, 11/15/15	124,618	0.1
295,000		Eliz Arden, 7.375%, 03/15/21	296,475	0.3
58,000		Hertz Corp., 8.875%, 01/01/14	58,290	0.1
450,000		Hertz Corp./The, 6.750%, 04/15/19	410,625	0.4
220,000		Hertz Corp./The, 7.375%, 01/15/21	202,125	0.2
320,000		Iron Mountain, Inc., 8.000%, 06/15/20	323,200	0.3
210,000		Iron Mountain, Inc., 8.750%, 07/15/18	215,250	0.2
430,000		JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	464,400	0.4
450,000	#	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	375,750	0.3
365,000		McJunkin Red Man Corp., 9.500%, 12/15/16	335,800	0.3
295,000	#	Neff Rental LLC/Neff Finance Corp., 9.625%, 05/15/16	247,800	0.2

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
470,000	#	RSC Equipment Rental, Inc., 10.000%, 07/15/17	$495,850	0.5
190,000		RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 02/01/21	165,300	0.2
577,000	#	Seminole Indian Tribe of Florida, 7.750%, 10/01/17	582,770	0.5
420,000		ServiceMaster Co/The, 7.450%, 08/15/27	312,900	0.3
570,000	#,&	ServiceMaster Co/The, 10.750%, 07/15/15	578,550	0.5
375,000		United Rentals North America, Inc., 8.375%, 09/15/20	345,938	0.3
210,000	#	US Foodservice, 8.500%, 06/30/19	190,575	0.2
125,000	#	WP Rocket Merger Sub, Inc., 10.125%, 07/15/19	119,375	0.1
			8,438,469	7.7
		Energy: 16.1%
120,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	112,650	0.1
245,000		Alpha Natural Resources, Inc., 6.000%, 06/01/19	229,688	0.2
555,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	507,825	0.5
635,000	#	Arch Coal, Inc., 7.250%, 06/15/21	614,362	0.6
180,000	#	Arch Coal, Inc., 7.000%, 06/15/19	171,900	0.2
200,000		ATP Oil & Gas Corp./United States, 11.875%, 05/01/15	140,250	0.1
375,000	#	Basic Energy Services, Inc., 7.750%, 02/15/19	358,125	0.3
475,000		Berry Petroleum Co., 10.250%, 06/01/14	534,375	0.5
400,000		Breitnurn, 8.625%, 10/15/20	394,000	0.4
85,000		Brigham Exploration Co., 6.875%, 06/01/19	83,300	0.1
290,000		Brigham Exploration Co., 8.750%, 10/01/18	311,750	0.3
340,000	#	Calfrac Holdings L.P., 7.500%, 12/01/20	323,000	0.3
425,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	397,375	0.4
405,000		Chaparral Energy, Inc., 8.875%, 02/01/17	394,875	0.4
145,000		Chaparral Energy, Inc., 8.250%, 09/01/21	133,038	0.1
205,000		Chaparral Energy, Inc., 9.875%, 10/01/20	206,025	0.2
200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	207,000	0.2
325,000		Chesapeake Energy Corp., 6.125%, 02/15/21	329,062	0.3
335,000	#	Clayton Wms, 7.750%, 04/01/19	289,775	0.3
365,000		Concho Resources, Inc./Midland TX, 7.000%, 01/15/21	365,000	0.3
450,000		Consol Energy, Inc., 8.250%, 04/01/20	475,875	0.4
200,000		Consol Energy, Inc., 8.000%, 04/01/17	210,000	0.2
200,000		Copano Energy LLC / Copano Energy Finance Corp., 7.125%, 04/01/21	196,500	0.2
370,000		Covanta Holding Corp., 7.250%, 12/01/20	371,603	0.3
405,000	#	Eagle Rock Energy Partners L.P. / Eagle Rock Energy Finance Corp., 8.375%, 06/01/19	390,825	0.4
625,000		El Paso Corp., 7.250%, 06/01/18	702,801	0.6
480,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	495,600	0.4
285,000		Energy XXI Gulf Coast, Inc., 9.250%, 12/15/17	279,300	0.3
375,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	383,438	0.3
475,000	#	James River, 7.875%, 04/01/19	401,375	0.4
275,000		Linn Energy LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	276,375	0.2
360,000		Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	372,600	0.3
230,000		McMoRan Exploration Co., 11.875%, 11/15/14	238,050	0.2
160,000	#	Meg Energy, 6.500%, 03/15/21	154,000	0.1
215,000	#	Murray Energy Corp., 10.250%, 10/15/15	206,400	0.2
325,000	#	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17	287,625	0.3
360,000		Novelis, Inc./GA, 8.750%, 12/15/20	354,600	0.3
385,000	#	Oasis Petroleum, Inc., 7.250%, 02/01/19	375,375	0.3
384,000		Patriot Coal Corp., 8.250%, 04/30/18	343,680	0.3
130,000		Penn Virginia Corp., 7.250%, 04/15/19	120,900	0.1

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
445,000		Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	$424,975	0.4
400,000		Petrohawk Energy Corp., 7.250%, 08/15/18	459,000	0.4
535,000		Pioneer Natural Resources Co., 7.500%, 01/15/20	603,911	0.5
230,000		Plains Exploration & Production Co., 7.625%, 06/01/18	236,900	0.2
200,000		Plains Exploration & Production Co., 6.625%, 05/01/21	197,250	0.2
200,000		Range Resources Corp., 5.750%, 06/01/21	208,500	0.2
415,000		Stone Energy Corp., 8.625%, 02/01/17	392,175	0.4
390,000	#	SunCoke Energy, Inc., 7.625%, 08/01/19	383,175	0.3
600,000		Swift Energy Co., 8.875%, 01/15/20	633,000	0.6
270,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 02/01/21	260,550	0.2
390,000		Venoco, Inc., 8.875%, 02/15/19	337,350	0.3
719,000	#	W&T Offshore, Inc., 8.500%, 06/15/19	701,025	0.6
230,000		Westmoreland Coal Co/Westmoreland Partners, 10.750%, 02/01/18	226,550	0.2
			17,804,658	16.1
		Financials: 10.6%
1,435,000		Ally Financial, Inc., 8.000%, 03/15/20	1,331,852	1.2
455,000		Ally Financial, Inc., 8.300%, 02/12/15	451,019	0.4
790,000		American General Finance Corp., 5.400%, 12/01/15	580,650	0.5
300,000		American General Finance Corp., 5.850%, 06/01/13	258,000	0.2
750,000		Atlantic Broadband Finance, LLC, 9.375%, 01/15/14	748,125	0.7
640,000	#	CIT Group, In.c, 6.625%, 04/01/18	640,000	0.6
164,513		CIT Group, Inc., 7.000%, 05/01/14	168,009	0.1
210,000	#	CIT Group, Inc., 7.000%, 05/02/16	204,225	0.2
1,050,000	#	CIT Group, Inc., 7.000%, 05/02/17	1,019,812	0.9
235,000	#	CIT Group, Inc., 7.000%, 05/04/15	233,531	0.2
602,000		Felcor Lodging L.P., 10.000%, 10/01/14	629,090	0.6
500,000		Fifth Third Capital Trust IV, 6.500%, 04/15/37	477,550	0.4
440,000		Ford Motor Credit Co., LLC, 8.700%, 10/01/14	476,601	0.4
945,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	1,076,853	1.0
125,000		International Lease Finance Corp., 5.750%, 05/15/16	111,276	0.1
210,000		International Lease Finance Corp., 6.250%, 05/15/19	182,997	0.2
298,000		International Lease Finance Corp., 8.625%, 09/15/15	296,882	0.3
310,000		International Lease Finance Corp., 8.750%, 03/15/17	312,325	0.3
470,000		International Lease Finance Corp., 8.250%, 12/15/20	461,775	0.4
531,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, 10/01/18	546,930	0.5
250,000	#	Realogy Corp., 7.875%, 02/15/19	190,000	0.2
500,000		Regions Bank/Birmingham AL, 6.450%, 06/26/37	425,000	0.4
345,000		Springleaf Finance Corp., 6.900%, 12/15/17	250,125	0.2
660,000		Tops Holding Corp. / Tops Markets LLC, 10.125%, 10/15/15	663,300	0.6
			11,735,927	10.6
		Health Care: 7.6%
295,000		Apria Healthcare Group, Inc., 12.375%, 11/01/14	272,875	0.2
193,000		Biomet, Inc., 11.625%, 10/15/17	201,202	0.2
145,000		DaVita, Inc., 6.375%, 11/01/18	139,562	0.1
145,000		DaVita, Inc., 6.625%, 11/01/20	139,925	0.1
135,000	#	Endo Pharmaceuticals Holdings, Inc., 7.000%, 12/15/20	136,012	0.1
168,000	#	Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	169,260	0.2
153,000	#	Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	154,339	0.1
455,000		Gentiva Health Services, Inc., 11.500%, 09/01/18	364,000	0.3

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
150,000	#	Giant Funding Corp., 8.250%, 02/01/18	$150,750	0.1
655,000	#	HCA Holdings, Inc., 7.750%, 05/15/21	617,337	0.6
105,000		HCA, Inc., 7.875%, 02/15/20	109,200	0.1
610,000		HCA, Inc., 7.250%, 09/15/20	619,150	0.6
250,000		HCA, Inc., 7.500%, 02/15/22	231,250	0.2
185,000		Healthsouth Corp., 7.250%, 10/01/18	176,675	0.2
260,000		Healthsouth Corp., 8.125%, 02/15/20	245,050	0.2
625,000	#	IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 05/15/19	509,375	0.5
200,000	#	IVD Acquisition Corp., 11.125%, 08/15/19	195,500	0.2
170,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	178,500	0.2
570,000		Omnicare, Inc., 7.750%, 06/01/20	584,250	0.5
205,000		Radnet Management, Inc., 10.375%, 04/01/18	190,650	0.2
167,000		Select Medical Corp., 7.625%, 02/01/15	145,499	0.1
650,000		Select Medical Holdings Corp., 6.267%, 09/15/15	533,000	0.5
280,000	#	STHI Holding Corp., 8.000%, 03/15/18	271,600	0.2
670,000		Tenet Healthcare Corp., 8.000%, 08/01/20	611,375	0.6
225,000	X	U.S. Oncology Escrow, 87.500%, 12/31/49	—	—
220,000		United Surgical Partners International, Inc., 8.875%, 05/01/17	221,100	0.2
300,000	&	United Surgical Partners International, Inc., 9.250%, 05/01/17	301,500	0.3
75,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	69,469	0.1
175,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	152,469	0.1
245,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	218,050	0.2
12,000	Z	Vanguard Health Systems, Inc., 02/01/16	7,860	0.0
495,000		Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18	456,638	0.4
			8,373,422	7.6
		Industrials: 6.6%
455,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	473,200	0.4
190,000		Associated Materials LLC, 9.125%, 11/01/17	154,850	0.1
310,000	#	Bombardier, Inc., 7.500%, 03/15/18	328,600	0.3
310,000	#	Bombardier, Inc., 7.750%, 03/15/20	331,700	0.3
185,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	185,925	0.2
385,000	#	Calpine Corp., 7.500%, 02/15/21	369,600	0.3
185,000		Case New Holland, Inc., 7.750%, 09/01/13	193,788	0.2
6,000		CDW LLC / CDW Finance Corp., 11.000%, 10/12/15	6,015	0.0
750,000		CDW LLC / CDW Finance Corp., 12.535%, 10/12/17	720,000	0.7
75,000		CF Industries, Inc., 6.875%, 05/01/18	83,906	0.1
280,000		Coleman Cable, Inc., 9.000%, 02/15/18	274,400	0.3
160,000	#	Ducommun, Inc., 9.750%, 07/15/18	160,800	0.1
355,000		Florida East Coast Railway Corp., 8.125%, 02/01/17	346,125	0.3
110,000		Interface, Inc., 7.625%, 12/01/18	110,550	0.1
130,000		Koppers, Inc., 7.875%, 12/01/19	135,525	0.1
370,000	#	LBI Escrow Corp., 8.000%, 11/01/17	400,525	0.4
190,000		Mobile Mini, Inc., 7.875%, 12/01/20	183,350	0.2
585,000		Martin Midstream Partners L.P. / Martin Midstream Finance Corp., 8.875%, 04/01/18	582,075	0.5
310,000		Nova Chemicals Corp., 8.625%, 11/01/19	337,125	0.3
240,000		Nova Chemicals Corp., 8.375%, 11/01/16	253,200	0.2
500,000	#	NXP BV/NXP Funding, LLC, 9.750%, 08/01/18	525,000	0.5
370,000	#	Polymer Group, Inc., 7.750%, 02/01/19	370,925	0.3
375,000		Severstal, 10.250%, 02/15/18	384,375	0.4
310,000		SPX Corp., 6.875%, 09/01/17	319,300	0.3
			7,230,859	6.6
		Information Technology: 4.9%
605,000		Aspect Software, Inc., 10.625%, 05/15/17	611,050	0.6
675,000	#	CDW Escrow, 8.500%, 04/01/19	597,375	0.6

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)
5,233	&	CDW LLC / CDW Finance Corp., 11.500%, 10/12/15	$5,246	0.0
300,000	#	Eagle Parent, Inc., 8.625%, 05/01/19	273,000	0.3
145,000	#	First Data Corp., 8.250%, 01/15/21	115,275	0.1
146,000	#,&	First Data Corp., 8.750%, 01/15/22	116,070	0.1
17,000		First Data Corp., 9.875%, 09/24/15	14,323	0.0
17,748	&	First Data Corp., 10.550%, 09/24/15	14,864	0.0
195,000		First Data Corp., 11.250%, 03/31/16	132,600	0.1
293,000	#	First Data Corp., 12.625%, 01/15/21	218,285	0.2
432,000	#	Insight.com, 9.375%, 07/15/18	486,000	0.4
405,000		Jabil Circuit, Inc., 7.750%, 07/15/16	448,537	0.4
460,000		Kemet Corp., 10.500%, 05/01/18	485,300	0.4
370,000	#	MedAssets, Inc., 8.000%, 11/15/18	354,275	0.3
235,000	#	Seagate HDD Cayman, 7.750%, 12/15/18	231,475	0.2
525,000		SSI Investments II/SSI Co-Issuer LLC, 11.125%, 06/01/18	525,000	0.5
270,000	#	Stoneridge, Inc., 9.500%, 10/15/17	276,750	0.3
395,000		SunGard Data Systems, Inc., 7.375%, 11/15/18	369,325	0.3
155,000		SunGard Data Systems, Inc., 7.625%, 11/15/20	144,925	0.1
			5,419,675	4.9
		Materials: 7.3%
355,000	#	Aleris International, Inc., 7.625%, 02/15/18	320,388	0.3
185,000	#	Atkore International, Inc., 9.875%, 01/01/18	168,350	0.1
615,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	585,788	0.5
160,000		Case New Holland, Inc., 7.875%, 12/01/17	171,200	0.1
75,000		CF Industries, Inc., 7.125%, 05/01/20	85,594	0.1
220,000		Chemtura Corp., 7.875%, 09/01/18	216,700	0.2
285,000		Darling International, Inc., 8.500%, 12/15/18	308,512	0.3
230,000		Ferro Corp., 7.875%, 08/15/18	231,150	0.2
280,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	232,400	0.2
460,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	339,250	0.3
535,000		Huntsman International LLC, 8.625%, 03/15/21	514,937	0.5
580,000	#	JMC Steel Group, 8.250%, 03/15/18	548,100	0.5
120,000		Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.750%, 03/01/19	107,700	0.1
410,000	#	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16	399,750	0.4
250,000		Lyondell Chemical Co., 11.000%, 05/01/18	271,250	0.2
451,000		Momentive Performance Materials, Inc., 12.500%, 06/15/14	462,275	0.4
460,000		Momentive Performance Materials, Inc., 9.000%, 01/15/21	317,400	0.3
180,000		Novelis, Inc./GA, 8.375%, 12/15/17	179,100	0.2
260,000		Omnova Solutions, Inc., 7.875%, 11/01/18	211,900	0.2
305,000		Owens-Illinois, Inc., 7.800%, 05/15/18	314,150	0.3
290,000	#	Plastipak Holdings, Inc., 10.625%, 08/15/19	303,050	0.3
275,000		PolyOne Corp., 7.375%, 09/15/20	277,062	0.2
307,000	#	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, 12/01/18	308,535	0.3
350,000		Solutia, Inc., 8.750%, 11/01/17	374,500	0.3
870,000	#	Thompson Creek Metals Co., Inc., 7.375%, 06/01/18	787,350	0.7
75,000	#	Vertellus Specialties, Inc., 9.375%, 10/01/15	65,813	0.1
			8,102,204	7.3
		Telecommunications: 5.6%
220,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	205,150	0.2
420,000		Cincinnati Bell, Inc., 8.750%, 03/15/18	374,850	0.3
625,000	#	CommScope, Inc., 8.250%, 01/15/19	612,500	0.6
260,000		Cricket Communications, Inc., 7.750%, 05/15/16	262,275	0.2
405,000		Freescale Semiconductor, Inc., 8.050%, 02/01/20	368,550	0.3
200,000		Frontier Communications Corp., 8.250%, 04/15/17	195,000	0.2

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Telecommunications: (continued)
510,000		Frontier Communications Corp., 8.500%, 04/15/20	$497,250	0.5
250,000	#,&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	215,625	0.2
200,000	#	Intelsat Jackson Holdings SA, 7.250%, 04/01/19	186,000	0.2
240,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	223,800	0.2
45,000		Intelsat Jackson Holdings SA, 8.500%, 11/01/19	44,100	0.0
131,375	&	Intelsat Luxembourg S.A., 11.500%, 02/04/17	113,311	0.1
1,120,000		Intelsat Luxembourg S.A., 11.250%, 02/04/17	974,400	0.9
305,000		Intelsat Ltd., 6.500%, 11/01/13	307,287	0.3
18,024	&	iPCS, Inc., 3.504%, 05/01/14	15,771	0.0
380,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	335,350	0.3
185,000		MetroPCS Wireless, Inc., 7.875%, 09/01/18	180,375	0.2
330,000		Sprint Capital Corp., 6.875%, 11/15/28	248,325	0.2
190,000		West Corp., 7.875%, 01/15/19	179,550	0.2
620,000		Windstream Corp., 7.000%, 03/15/19	598,300	0.5
			6,137,769	5.6
		Utilities: 3.6%
330,000		AES Corp., 8.000%, 10/15/17	333,300	0.3
310,000	#	AES Corp./The, 7.375%, 07/01/21	294,500	0.3
290,000	#	Calpine Corp., 7.875%, 07/31/20	281,300	0.2
120,000		Edison Mission Energy, 7.625%, 05/15/27	66,600	0.1
730,000		Energy Future Holdings Corp., 10.000%, 01/15/20	711,750	0.6
865,000	#	Foresight Energy LLC / Foresight Energy Corp., 9.625%, 08/15/17	877,975	0.8
210,841		Homer City Funding, LLC, 8.734%, 10/01/26	178,161	0.2
475,000		Mirant Americas Generation, LLC, 9.125%, 05/01/31	401,375	0.4
230,000	#	NRG Energy, Inc., 7.625%, 05/15/19	210,450	0.2
230,000	#	NRG Energy, Inc., 7.875%, 05/15/21	211,600	0.2
455,000	#	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.500%, 10/01/20	366,275	0.3
			3,933,286	3.6

	Total Corporate Bonds/Notes (Cost $107,672,137)		103,618,501	94.0
ASSET-BACKED SECURITIES: 0.9%
		Other Asset-Backed Securities: 0.9%
1,000,000	#	GSC Partners CDO Fund Ltd, 2.185%, 12/16/15	912,060	0.9

	Total Asset-Backed Securities (Cost $910,173)		912,060	0.9

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	Consumer Discretionary: 0.0%
195	@ American Media, Inc.	3,120	0.0
5,810	@ American Media, Inc., Stock Certificates	—	—
	Total Common Stock (Cost $136,656)	3,120	0.0
	Total Long-Term Investments (Cost $108,718,966)	104,533,681	94.9

SHORT-TERM INVESTMENTS: 3.2%
	Mutual Funds: 3.2%
3,566,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,566,000)	3,566,000	3.2

	Total Short-Term Investments (Cost $3,566,000)	3,566,000	3.2
	Total Investments in Securities (Cost $112,284,966)*	$108,099,681	98.1
	Assets in Excess of Other Liabilities	2,119,194	1.9
	Net Assets	$110,218,875	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

&	Payment-in-kind

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $112,288,978.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,920,341
Gross Unrealized Depreciation	(6,109,638)
Net Unrealized depreciation	$(4,189,297)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.1%
		Consumer Discretionary: 3.4%
1,110,000		AMC Entertainment, Inc., 8.750%, 06/01/19	$1,096,125	0.1
100,000		Arcos Dorados BV, 7.500%, 10/01/19	105,750	0.0
1,601,000		AutoZone, Inc., 4.000%, 11/15/20	1,608,971	0.2
740,000		Cablevision Systems Corp., 8.625%, 09/15/17	774,225	0.1
560,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 01/15/19	546,000	0.1
927,000		Family Dollar Stores, Inc., 5.000%, 02/01/21	911,090	0.1
1,374,000		Gap, Inc./The, 5.950%, 04/12/21	1,296,402	0.2
621,000		HJ Heinz Co., 3.125%, 09/12/21	620,517	0.1
2,975,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	3,357,600	0.4
1,105,000		Limited Brands, Inc., 8.500%, 06/15/19	1,254,175	0.2
1,842,000		McDonald’s Corp., 2.625%, 01/15/22	1,835,612	0.2
794,000		NBCUniversal Media LLC, 2.875%, 04/01/16	809,686	0.1
865,000		NBCUniversal Media LLC, 5.150%, 04/30/20	951,464	0.1
979,000		News America, Inc., 4.500%, 02/15/21	986,847	0.1
1,222,000		News America, Inc., 6.650%, 11/15/37	1,350,703	0.2
1,065,000		Nielsen Finance LLC / Nielsen Finance Co., 7.750%, 10/15/18	1,091,625	0.1
795,000		Pinnacle Entertainment, Inc., 8.625%, 08/01/17	804,938	0.1
290,000	#	QVC, Inc., 7.375%, 10/15/20	310,300	0.0
805,000	#	QVC, Inc., 7.500%, 10/01/19	861,350	0.1
648,000		Time Warner Entertainment Co. LP, 8.375%, 07/15/33	849,177	0.1
562,000		Time Warner, Inc., 6.250%, 03/29/41	645,161	0.1
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	885,361	0.1
1,120,000		Toys R Us Property Co. I LLC, 10.750%, 07/15/17	1,190,000	0.2
971,000		Walt Disney Co/The, 1.350%, 08/16/16	959,321	0.1
1,405,000		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, 11/01/17	1,478,762	0.2
950,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	964,250	0.1
			27,545,412	3.4
		Consumer Staples: 1.0%
321,000		Altria Group, Inc., 4.750%, 05/05/21	333,157	0.0
1,003,000		Altria Group, Inc., 9.700%, 11/10/18	1,332,353	0.2
1,431,000		Coca-Cola Enterprises, Inc., 2.000%, 08/19/16	1,430,458	0.2
1,240,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,308,200	0.2
1,732,000	#	JBS Finance II Ltd., 8.250%, 01/29/18	1,446,220	0.2
1,815,000	L	Lorillard Tobacco Co., 6.875%, 05/01/20	2,018,523	0.2
			7,868,911	1.0
		Energy: 3.8%
1,185,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	1,332,023	0.2
1,025,000		Arch Coal, Inc., 8.750%, 08/01/16	1,091,625	0.1
702,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, 06/15/14	785,208	0.1
997,000		Devon Energy Corp., 5.600%, 07/15/41	1,156,954	0.2
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	622,231	0.1
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	2,024,079	0.3
533,000		Enbridge Energy Partners L.P., 4.200%, 09/15/21	528,968	0.1
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,104,775	0.1
1,244,000		Energy Transfer Partners, 9.700%, 03/15/19	1,543,757	0.2
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,159,125	0.2
1,217,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	1,144,160	0.1
1,800,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
2,200,000	±,X	Greater Ohio Ethanol, LLC, 12.630%, 12/31/13	—	—
1,442,000	#	Marathon Petroleum Corp., 6.500%, 03/01/41	1,564,785	0.2
1,292,000		Nexen, Inc., 7.500%, 07/30/39	1,521,493	0.2
1,225,000		Occidental Petroleum Corp., 1.750%, 02/15/17	1,218,270	0.2
1,457,000	#	Petroleos de Venezuela SA, 12.750%, 02/17/22	1,078,180	0.1
1,689,000		Petroleos Mexicanos, 6.000%, 03/05/20	1,864,656	0.2
1,350,000		Pioneer Natural Resources Co., 7.500%, 01/15/20	1,523,887	0.2
830,000		Plains Exploration & Production Co., 8.625%, 10/15/19	896,400	0.1
1,387,000		Pride International, Inc., 7.875%, 08/15/40	1,786,122	0.2

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,055,000		Range Resources Corp., 5.750%, 06/01/21	$1,099,837	0.1
2,639,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	2,627,507	0.3
626,000		Sunoco Logistics Partners Operations L.P., 4.650%, 02/15/22	619,157	0.1
790,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16	918,982	0.1
969,000		Weatherford International Ltd. Bermuda, 6.750%, 09/15/40	1,039,271	0.1
			30,251,452	3.8
		Financials: 7.2%
3,513,600		Aegon NV, 3.169%, 12/31/49	1,658,419	0.2
1,203,000		American International Group, Inc., 5.850%, 01/16/18	1,196,086	0.1
1,035,000		American International Group, Inc., 8.175%, 05/15/58	917,269	0.1
784,000		AvalonBay Communities, Inc., 5.700%, 03/15/17	882,122	0.1
BRL 2,887,000	#	Banco Votorantim SA, 6.250%, 05/16/16	1,597,619	0.2
1,314,000		Bank of America Corp., 8.000%, 12/29/49	1,118,410	0.1
2,337,000		Bank of New York Mellon Corp./The, 3.550%, 09/23/21	2,338,145	0.3
1,677,000	#	Barclays Bank PLC, 5.926%, 09/29/49	1,249,365	0.2
3,639,000		Caterpillar Financial Services Corp., 2.050%, 08/01/16	3,671,041	0.5
2,074,000		Citigroup, Inc., 3.953%, 06/15/16	2,072,584	0.3
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,001,620	0.3
1,762,000		Credit Suisse/Guernsey, 5.860%, 12/31/49	1,391,980	0.2
2,263,000		Discover Bank/Greenwood DE, 8.700%, 11/18/19	2,592,366	0.3
1,575,000		Fifth Third Bancorp., 8.250%, 03/01/38	1,893,857	0.2
1,065,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	1,213,596	0.2
2,262,000		General Electric Capital Corp., 5.300%, 02/11/21	2,354,211	0.3
819,000		Genworth Financial, Inc., 7.625%, 09/24/21	707,882	0.1
1,953,000		Goldman Sachs Group, Inc./The, 5.250%, 07/27/21	1,933,095	0.2
1,295,000		Goldman Sachs Group, Inc./The, 5.350%, 01/15/16	1,341,997	0.2
676,000		Hartford Financial Services Group, Inc., 5.500%, 03/30/20	661,048	0.1
610,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	574,279	0.1
324,000		Health Care REIT, Inc., 6.500%, 03/15/41	309,038	0.0
2,975,000	#	HSBC Finance Corp., 6.676%, 01/15/21	2,932,669	0.4
964,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	963,265	0.1
1,361,000	#	ILFC E-Capital Trust II, 6.250%, 12/21/65	1,013,945	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,046,074	0.1
2,462,000	L	JPMorgan Chase & Co., 4.350%, 08/15/21	2,496,604	0.3
1,200,000	#	Marfrig Holding Europe BV, 8.375%, 05/09/18	768,000	0.1
1,727,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	1,556,611	0.2
785,000		Morgan Stanley, 5.500%, 07/28/21	729,476	0.1
1,621,000		Morgan Stanley, 5.750%, 01/25/21	1,496,029	0.2
1,310,000		Northern Trust Corp., 3.375%, 08/23/21	1,331,041	0.2
1,300,000		Owens, 7.375%, 05/15/16	1,358,500	0.2
1,023,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,380,855	0.2
1,198,000		PNC Funding Corp., 2.700%, 09/19/16	1,200,289	0.1
46,169	#	Power Receivable Finance, LLC, 6.290%, 01/01/12	46,217	0.0
1,448,000		Protective Life Corp., 8.450%, 10/15/39	1,680,951	0.2
2,039,000		Santander Holdings USA, Inc., 4.625%, 04/19/16	1,967,511	0.2
944,000		SLM Corp., 6.250%, 01/25/16	927,945	0.1
1,007,000		SLM Corp., 8.000%, 03/25/20	996,625	0.1
1,583,000	±,X	Twin Reefs Pass-through Trust, 1.390%, 12/10/49	—	—
DKK 16		Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	3	0.0
			57,568,639	7.2

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Health Care: 0.6%
1,395,000		HCA, Inc., 7.250%, 09/15/20	$1,415,925	0.2
775,000		Omnicare, Inc., 7.750%, 06/01/20	794,375	0.1
1,241,000		Stryker Corp., 2.000%, 09/30/16	1,249,344	0.1
1,054,000	X	U.S. Oncology Escrow, 87.500%, 12/31/49	—	—
1,549,000		WellPoint, Inc., 3.700%, 08/15/21	1,563,496	0.2
			5,023,140	0.6
		Industrials: 1.4%
900,000	#	Bombardier, Inc., 7.500%, 03/15/18	954,000	0.1
240,000	#	Bombardier, Inc., 7.750%, 03/15/20	256,800	0.0
1,226,000		Burlington Northern Santa Fe LLC, 3.450%, 09/15/21	1,252,995	0.2
1,105,000	#	Calpine Corp., 7.500%, 02/15/21	1,060,800	0.1
185,000		Celanese US Holdings LLC, 5.875%, 06/15/21	182,456	0.0
1,109,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, 06/15/19	1,402,938	0.2
860,000		CRH America, Inc., 4.125%, 01/15/16	867,244	0.1
543,000		CRH America, Inc., 5.750%, 01/15/21	561,320	0.1
1,054,000		Domtar Corp., 10.750%, 06/01/17	1,317,500	0.2
1,013,000	#	Energizer Holdings, Inc., 4.700%, 05/19/21	1,087,215	0.1
1,450,000		Lockheed Martin Corp., 2.125%, 09/15/16	1,444,378	0.2
1,025,000		Nova Chemicals Corp., 8.375%, 11/01/16	1,081,375	0.1
			11,469,021	1.4
		Information Technology: 0.8%
150,000		Brocade Communications Systems, Inc., 6.625%, 01/15/18	153,375	0.0
1,120,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	1,149,400	0.1
1,543,000		Hewlett-Packard Co., 3.000%, 09/15/16	1,558,714	0.2
1,365,000		Jabil Circuit, Inc., 7.750%, 07/15/16	1,511,737	0.2
835,000		Seagate Technology, Inc., 6.800%, 10/01/16	835,000	0.1
1,447,000		Symantec Corp., 4.200%, 09/15/20	1,416,959	0.2
			6,625,185	0.8
		Materials: 1.8%
1,706,000		Alcoa, Inc., 6.150%, 08/15/20	1,733,308	0.2
816,000		ArcelorMittal, 6.125%, 06/01/18	$789,604	0.1
2,481,000		ArcelorMittal, 9.850%, 06/01/19	2,817,950	0.3
890,000	#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	805,450	0.1
495,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	505,153	0.1
1,100,000		Huntsman International LLC, 8.625%, 03/15/21	1,058,750	0.1
1,861,000		Intel Corp., 1.950%, 10/01/16	1,877,983	0.2
765,000		Lyondell Chemical Co., 11.000%, 05/01/18	830,025	0.1
922,000		Praxair, Inc., 3.000%, 09/01/21	927,187	0.1
1,241,000	L	Rio Tinto Finance USA Ltd., 2.250%, 09/20/16	1,240,530	0.2
406,000		Teck Resources Ltd., 6.000%, 08/15/40	420,355	0.1
1,420,000		Teck Resources Ltd., 10.250%, 05/15/16	1,670,920	0.2
			14,677,215	1.8
		Telecommunication Services: 0.2%
1,428,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	1,360,918	0.2

		Telecommunications: 1.8%
1,410,000		American Tower Corp., 4.500%, 01/15/18	1,414,965	0.2
1,022,000		AT&T, Inc., 3.875%, 08/15/21	1,055,078	0.1
1,635,000		AT&T, Inc., 5.550%, 08/15/41	1,771,719	0.2
800,000		CenturyLink, Inc., 6.000%, 04/01/17	785,086	0.1
330,000		CenturyLink, Inc., 6.450%, 06/15/21	306,725	0.0
500,000		Frontier Communications Corp., 7.875%, 04/15/15	503,750	0.1
570,000		Frontier Communications Corp., 8.125%, 10/01/18	561,450	0.1
425,000	#	Intelsat Jackson Holdings Ltd., 7.250%, 10/15/20	393,125	0.0
450,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	419,625	0.1
1,015,000		Qwest Communications International, Inc., 7.125%, 04/01/18	999,775	0.1
481,000		Qwest Corp., 6.500%, 06/01/17	499,037	0.1
2,223,000		Telecom Italia Capital S.A., 5.250%, 11/15/13	2,174,250	0.3
2,137,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	2,243,822	0.3

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Telecommunications: (continued)
1,200,000		Windstream Corp., 7.000%, 03/15/19	$1,158,000	0.1
			14,286,407	1.8
		Utilities: 3.1%
1,853,000		3M Co., 1.375%, 09/29/16	1,846,518	0.2
855,000		AES Corp., 8.000%, 10/15/17	863,550	0.1
1,467,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	1,570,616	0.2
1,191,000		Ameren Corp., 8.875%, 05/15/14	1,348,484	0.2
1,043,000		CMS Energy Corp., 6.250%, 02/01/20	1,081,664	0.1
922,000		Commonwealth Edison Co., 3.400%, 09/01/21	927,085	0.1
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,297,670	0.2
995,000	#	Enel Finance International S.A., 6.250%, 09/15/17	1,006,843	0.1
1,130,000		Entergy Corp., 5.125%, 09/15/20	1,166,042	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	950,464	0.1
2,126,000		Exelon Generation Co. LLC, 4.000%, 10/01/20	2,120,585	0.3
696,000		FirstEnergy Solutions Corp., 4.800%, 02/15/15	739,000	0.1
513,000	#	Illinois Tool Works, Inc., 3.375%, 09/15/21	527,594	0.1
824,000	#	Illinois Tool Works, Inc., 4.875%, 09/15/41	923,895	0.1
185,715	#	Juniper Generation, LLC, 6.790%, 12/31/14	160,005	0.0
618,000		Metropolitan Edison, 7.700%, 01/15/19	784,172	0.1
709,000		Nevada Power Co., 7.125%, 03/15/19	887,542	0.1
729,000		NextEra Energy Capital Holdings, Inc., 4.500%, 06/01/21	773,893	0.1
521,000		Nisource Finance Corp., 5.950%, 06/15/41	567,930	0.1
645,000		Nisource Finance Corp., 6.125%, 03/01/22	733,366	0.1
980,000		Oncor Electric Delivery Co., 6.800%, 09/01/18	1,194,693	0.2
1,318,000		Oncor Electric Delivery Co., 7.500%, 09/01/38	1,889,362	0.2
1,169,000		Southwestern Electric Power, 5.550%, 01/15/17	1,291,926	0.2
			24,652,899	3.1
	Total Corporate Bonds/Notes (Cost $201,194,964)		201,329,199	25.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.9%
2,753,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	2,801,602	0.4
26,514,499	#,ˆ	Banc of America Commercial Mortgage, Inc., 0.243%, 10/10/45	283,379	0.0
700,000		Banc of America Commercial Mortgage, Inc., 5.243%, 07/10/43	593,424	0.1
1,150,000		Banc of America Commercial Mortgage, Inc., 5.303%, 07/10/43	920,112	0.1
860,000		Banc of America Commercial Mortgage, Inc., 5.801%, 06/10/49	703,536	0.1
3,113,358		Banc of America Funding Corp., 5.500%, 02/25/35	3,066,424	0.4
2,693,400	#	Banc of America Funding Corp., 5.250%, 08/26/35	2,726,320	0.3
970,000	#	Banc of America Large Loan, Inc., 6.010%, 10/10/45	989,311	0.1
578,927		Bear Stearns Alternative-A Trust, 0.875%, 07/25/34	405,465	0.1
157,213		Bear Stearns Commercial Mortgage Securities, 4.556%, 02/13/42	157,032	0.0
720,000	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	701,041	0.1
960,000		Bear Stearns Commercial Mortgage Securities, 8.050%, 10/15/32	960,031	0.1
1,675,326		Chase Mortgage Finance Corp., 5.375%, 12/25/35	1,536,345	0.2
388,234		Chase Mortgage Finance Corp., 5.500%, 11/25/35	385,986	0.1
249,699		Citigroup Commercial Mortgage Trust, 5.378%, 10/15/49	250,530	0.0
3,295,457	#	Citigroup Mortgage Loan Trust, Inc., 19.016%, 10/25/35	4,012,261	0.5
467,350		Commercial Mortgage Pass Through Certificates, 5.811%, 12/10/49	470,891	0.1
2,900,000		Commercial Mortgage Pass Through Certificates, 6.008%, 12/10/49	3,141,911	0.4
5,878,465		Countrywide Alternative Loan Trust, 0.635%, 05/25/36	2,604,760	0.3

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,071,500		Countrywide Home Loan Mortgage Pass-through Trust, 0.555%, 04/25/35	$188,333	0.0
128,662,794	#,ˆ	Credit Suisse Mortgage Capital Certificates, 0.112%, 09/15/40	778,629	0.1
3,592,824		Credit Suisse Mortgage Capital Certificates, 5.448%, 01/15/49	3,605,526	0.5
10,969,673	#,ˆ	DBUBS Mortgage Trust, 1.619%, 07/10/44	844,089	0.1
1,200,000	#	DBUBS Mortgage Trust, 5.729%, 11/10/46	949,875	0.1
2,318,570		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.355%, 08/25/36	1,041,369	0.1
2,532,732		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.425%, 10/25/36	1,067,852	0.1
490,278		DLJ Commercial Mortgage Corp., 8.490%, 06/10/33	490,028	0.1
187,599		First Horizon Asset Securities, Inc., 5.750%, 02/25/36	187,537	0.0
1,472,786		First Horizon Asset Securities, Inc., 5.750%, 02/25/36	1,481,777	0.2
1,924,959		Freddie Mac, 5.000%, 02/15/35	2,166,427	0.3
1,578,658		Freddie Mac, 5.500%, 07/15/37	1,851,840	0.2
194,827,773	#,ˆ	Greenwich Capital Commercial Funding Corp., 0.174%, 04/10/37	497,843	0.1
19,284,845	#,ˆ	GS Mortgage Securities Corp. II, 1.336%, 03/10/44	1,144,343	0.1
356,301		GS Mortgage Securities Corp. II, 5.479%, 11/10/39	356,045	0.0
1,018,084		GSR Mortgage Loan Trust, 5.500%, 07/25/35	985,091	0.1
119,919		GSR Mortgage Loan Trust, 0.735%, 06/25/35	116,075	0.0
277,401		Homebanc Mortgage Trust, 1.095%, 08/25/29	190,992	0.0
1,530,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%, 01/15/42	1,301,344	0.2
200,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.198%, 12/15/44	200,418	0.0
640,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.569%, 07/15/46	476,743	0.1
830,000		JP Morgan Chase Commercial Mortgage Securities Corp., 6.288%, 02/12/51	856,633	0.1
1,500,000		JP Morgan Commercial Mortgage Finance Corp., 8.541%, 08/15/32	1,494,804	0.2
17,693,029	#,ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.811%, 07/15/46	1,381,130	0.2
526,838		JPMorgan Mortgage Trust, 5.333%, 07/25/35	505,977	0.1
38,775,540	#,ˆ	LB-UBS Commercial Mortgage Trust, 0.241%, 09/15/39	714,633	0.1
20,549,138	ˆ	LB-UBS Commercial Mortgage Trust, 0.343%, 11/15/40	46,527	0.0
58,199,473	#,ˆ	LB-UBS Commercial Mortgage Trust, 0.886%, 11/15/38	1,392,044	0.2
560,000		LB-UBS Commercial Mortgage Trust, 4.946%, 12/15/39	531,218	0.1
1,730,000		LB-UBS Commercial Mortgage Trust, 4.986%, 12/15/39	1,566,967	0.2
1,320,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	1,145,179	0.1
1,140,000		LB-UBS Commercial Mortgage Trust, 5.713%, 09/15/45	1,212,241	0.2
410,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	420,117	0.1
2,490,000		LB-UBS Commercial Mortgage Trust, 6.087%, 06/15/38	1,939,568	0.2
310,000		LB-UBS Commercial Mortgage Trust, 6.760%, 12/15/32	309,285	0.0
51,300,043	#,ˆ	Merrill Lynch Mortgage Trust, 0.678%, 02/12/51	922,282	0.1
850,000		Morgan Stanley Capital I, 5.300%, 06/15/40	660,401	0.1
280,000	#	Morgan Stanley Capital I, 7.350%, 07/15/32	286,002	0.0
2,094,287		Morgan Stanley Capital I, 0.479%, 04/12/49	1,983,336	0.2
650,000		Morgan Stanley Capital I, 5.242%, 01/14/42	595,896	0.1
1,200,000	#	Morgan Stanley Capital I, 5.423%, 09/15/47	934,864	0.1
1,000,000	#	Morgan Stanley Capital I, 5.598%, 01/13/41	971,982	0.1
3,173,162		Morgan Stanley Capital I, 5.774%, 04/12/49	3,210,649	0.4
280,000	#	Morgan Stanley Dean Witter Capital I, 6.500%, 11/15/36	138,674	0.0

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,220,000	#	Morgan Stanley Dean Witter Capital I, 7.280%, 12/15/35	$1,276,804	0.2
310,000	#	Nationslink Funding Corp., 5.000%, 08/20/30	314,458	0.0
16,307,092	#,ˆ	RBSCF Trust, 1.137%, 04/15/24	507,477	0.1
5,150,952		Residential Accredit Loans, Inc., 0.405%, 01/25/37	2,421,354	0.3
2,005,715		Residential Accredit Loans, Inc., 0.685%, 12/25/36	674,043	0.1
860,000		Salomon Brothers Mortgage Securities VII, Inc., 6.784%, 12/18/35	861,095	0.1
301,163		Sequoia Mortgage Trust, 0.501%, 01/20/35	229,747	0.0
529,817		Structured Adjustable Rate Mortgage Loan Trust, 2.596%, 09/25/34	491,318	0.1
623,961		Structured Asset Mortgage Investments, Inc., 0.470%, 04/19/35	452,478	0.1
934,215		Structured Asset Securities Corp., 5.500%, 05/25/35	928,490	0.1
1,590,000	#	Vornado DP LLC, 6.356%, 09/13/28	1,445,297	0.2
480,000		Wachovia Bank Commercial Mortgage Trust, 5.368%, 11/15/48	297,513	0.0
950,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	926,444	0.1
2,643,951		WaMu Mortgage Pass Through Certificates, 2.576%, 01/25/36	2,445,998	0.3
1,275,762		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	1,364,013	0.2
2,611,225		Wells Fargo Mortgage Backed Securities Trust, 2.720%, 06/25/35	2,419,893	0.3
42,332		Wells Fargo Mortgage-Backed Securities Trust, 4.880%, 08/25/34	42,513	0.0
	Total Collateralized Mortgage Obligations (Cost $89,101,204)		86,951,881	10.9

U.S. TREASURY OBLIGATIONS: 32.4%
		U.S. Treasury Bonds: 9.4%
64,551,000	L	2.125%, due 08/15/21	65,812,133	8.2
7,287,000		4.375%, due 05/15/41	9,444,651	1.2
			75,256,784	9.4
		U.S. Treasury Notes: 23.0%
11,837,000		0.125%, due 08/31/13	11,809,728	1.5
9,174,000		0.375%, due 07/31/13	9,196,577	1.2
59,830,000		0.500%, due 08/15/14	60,021,875	7.5
34,200,000	L	1.000%, due 08/31/16	34,314,775	4.3
4,290,000		1.500%, due 08/31/18	4,316,813	0.5
60,957,000		2.250%, due 07/31/18	64,409,665	8.0
			184,069,433	23.0
	Total U.S. Treasury Obligations (Cost $257,235,610)		259,326,217	32.4

ASSET-BACKED SECURITIES: 5.8%
		Credit Card Asset-Backed Securities: 1.4%
EUR 8,539,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	11,569,435	1.4

		Home Equity Asset-Backed Securities: 0.0%
246,928		Freddie Mac Structured Pass-Through Securities, 0.485%, 05/25/31	241,691	0.0
52,139		Freddie Mac Structured Pass-Through Securities, 0.535%, 01/25/32	50,022	0.0
39,813		Merrill Lynch Mortgage Investors Trust, 0.955%, 07/25/34	32,638	0.0
60,909		Residential Asset Securities Corp., 0.835%, 06/25/32	30,854	0.0
			355,205	0.0
		Other Asset-Backed Securities: 4.4%
813,366	#	ARES CLO Funds, 0.590%, 09/18/17	789,835	0.1
900,000	#	ARES CLO Funds, 2.964%, 02/26/16	742,997	0.1
1,918,498	#	Atrium CDO Corp., 0.597%, 06/27/15	1,879,553	0.2
1,361,703	#	Atrium CDO Corp., 0.649%, 10/27/16	1,322,260	0.2
1,000,000	#	Avenue CLO Fund Ltd., 2.436%, 02/15/17	724,674	0.1
487,138	#	Callidus Debt Partners Fund Ltd., 0.786%, 05/15/15	477,760	0.1
694,423	#	Carlyle High Yield Partners, 0.648%, 08/11/16	674,225	0.1
95,681		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.835%, 07/25/33	80,039	0.0
1,188,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	951,763	0.1
1,051,516		Credit-Based Asset Servicing and Securitization, LLC, 4.831%, 08/25/35	1,022,200	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
922,428		Credit-Based Asset Servicing and Securitization, LLC, 5.501%, 12/25/36	$655,855	0.1
1,575,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	1,547,317	0.2
800,000	#	Dryden Leveraged Loan CDO 2002-II, 2.650%, 09/17/16	650,236	0.1
237,956	#	Dryden Leveraged Loan CDO 2002-II, 0.895%, 12/22/15	235,070	0.0
750,000	#	Dryden Leveraged Loan CDO 2002-II, 6.184%, 12/22/15	750,000	0.1
4,350,000		Fieldstone Mortgage Investment Corp., 0.395%, 11/25/36	1,388,859	0.2
4,750,000		Fieldstone Mortgage Investment Corp., 0.475%, 11/25/36	1,539,670	0.2
1,120,075	#	First CLO Ltd., 0.602%, 07/27/16	1,107,427	0.1
1,950,000	#	Foxe Basin CLO Ltd., 2.047%, 12/15/15	1,840,775	0.2
1,250,000	#	Galaxy CLO Ltd., 1.799%, 01/15/16	1,176,149	0.1
414,046	#	Granite Ventures Ltd., 0.509%, 12/15/17	403,430	0.1
2,266,980	#	GSC Partners CDO Fund Ltd., 0.678%, 11/20/16	2,230,334	0.3
494,911	#	Gulf Stream Compass CLO Ltd., 0.609%, 07/15/16	483,776	0.1
1,489,184	#	Katonah Ltd., 0.671%, 09/20/16	1,460,511	0.2
204,867	#	Katonah Ltd., 0.905%, 02/20/15	201,319	0.0
516,568		Lehman XS Trust, 0.515%, 08/25/35	383,095	0.0
10,178,000		Morgan Stanley ABS Capital I, 0.505%, 03/25/36	4,322,581	0.5
965,889	#	Navigator CDO Ltd., 2.349%, 01/14/17	757,756	0.1
1,500,000	#	Pacifica CDO Ltd., 1.138%, 05/13/16	1,348,111	0.2
45,892		Residential Asset Mortgage Products, Inc., 0.505%, 07/25/35	45,071	0.0
1,210,058	#	Stanfield Carrera CLO Ltd., 0.827%, 03/15/15	1,193,420	0.2
1,250,000	#	Veritas CLO Ltd., 1.651%, 09/05/16	1,039,811	0.1
1,529,776	#	Wind River CLO Ltd., 0.680%, 12/19/16	1,472,143	0.2
			34,898,022	4.4
	Total Asset-Backed Securities (Cost $49,514,134)		46,822,662	5.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 37.5%
		Federal Home Loan Mortgage Corporation: 14.6%##
158,944		0.579%, due 02/15/32	159,811	0.0
1,217,506		3.329%, due 03/15/38	1,271,960	0.2
30,719,000	W	4.000%, due 06/15/40	32,058,156	4.0
19,685,000	W	4.500%, due 10/15/35	20,826,114	2.6
3,634,892		4.500%, due 08/01/41	3,849,218	0.5
4,000,000		4.500%, due 09/01/41	4,238,667	0.5
2,549,879		4.808%, due 03/15/33	2,744,688	0.3
378,981		4.905%, due 04/01/35	404,559	0.1
211,766		5.000%, due 08/15/16	229,226	0.0
910,426	ˆ	5.000%, due 05/15/17	36,967	0.0
1,702,098		5.000%, due 12/15/17	1,837,463	0.2
482,972	ˆ	5.000%, due 01/15/29	3,984	0.0
2,908,000		5.000%, due 09/15/31	2,996,339	0.4
604,228		5.000%, due 02/15/32	631,371	0.1
1,197,995		5.000%, due 03/15/32	1,241,294	0.2
1,495,094		5.000%, due 04/15/32	1,535,470	0.2
980,000	W	5.000%, due 10/15/34	1,050,897	0.1
1,050,882		5.000%, due 02/15/35	1,101,539	0.1
823,176		5.000%, due 01/01/41	884,923	0.1
11,612,946		5.500%, due 08/15/20	11,885,689	1.5
2,840,550		5.500%, due 11/15/22	3,062,487	0.4
2,154,968		5.500%, due 07/15/32	2,241,806	0.3
674,056		5.500%, due 09/15/32	701,355	0.1
1,072,979		5.500%, due 10/15/32	1,095,095	0.1
928,048		5.500%, due 11/15/32	974,913	0.1
3,248,000		5.500%, due 12/15/32	3,619,816	0.5
1,421,558		5.500%, due 02/15/34	1,459,125	0.2
1,836,686		5.500%, due 09/15/34	2,006,695	0.3
1,523,220		5.500%, due 09/15/35	1,559,571	0.2
1,368,344		5.500%, due 08/15/36	1,640,493	0.2
1,610,000		5.500%, due 05/15/37	1,816,887	0.2
3,767,000		5.500%, due 06/15/37	4,284,736	0.5
89,847		5.673%, due 05/01/37	96,797	0.0
7,728		6.000%, due 04/01/14	8,201	0.0
22,693		6.000%, due 12/01/28	25,191	0.0
24,040		6.000%, due 01/01/29	26,686	0.0
939,314		6.000%, due 01/15/29	1,066,439	0.1
991,063		6.000%, due 01/15/29	1,084,931	0.1
1,052,975		6.000%, due 07/15/32	1,196,436	0.2
894,958	ˆ	6.000%, due 04/15/33	148,776	0.0
27,840		6.500%, due 01/01/24	30,977	0.0
1,831		6.500%, due 11/01/28	2,078	0.0
35,670		6.500%, due 12/01/31	40,352	0.0
20,523		7.000%, due 11/01/31	23,743	0.0
14,728		7.000%, due 03/01/32	17,056	0.0
5,082		7.500%, due 11/01/28	5,904	0.0
			117,224,881	14.6
		Federal National Mortgage Association: 20.1%##
268,553		0.630%, due 04/18/28	270,712	0.0
171,096		0.700%, due 10/25/33	172,105	0.0
163,465		0.785%, due 01/25/32	163,495	0.0
8,243,000	W	3.500%, due 01/25/41	8,445,212	1.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
1,573,673	ˆ	4.000%, due 11/01/18	$120,262	0.0
41,268,000	W	4.000%, due 07/25/39	43,266,919	5.4
6,616,000	W	4.000%, due 08/25/40	6,915,788	0.9
25,475,000	W	4.500%, due 10/15/35	27,031,362	3.4
2,033,022		4.500%, due 11/01/40	2,160,192	0.3
1,548,303		4.500%, due 11/01/40	1,645,152	0.2
31,028		4.500%, due 12/01/40	32,969	0.0
20,304		4.500%, due 12/01/40	21,574	0.0
31,633		4.500%, due 01/01/41	33,612	0.0
40,176		4.500%, due 01/01/41	42,689	0.0
7,200,000		4.500%, due 09/01/41	7,650,375	1.0
75,255		5.000%, due 07/01/23	80,965	0.0
51,855		5.000%, due 02/25/29	52,168	0.0
1,473,473		5.000%, due 05/25/32	1,542,322	0.2
927,615		5.000%, due 06/01/33	1,002,674	0.1
2,390,242		5.000%, due 08/01/35	2,581,039	0.3
432,663		5.000%, due 10/01/35	467,199	0.1
1,588,488		5.000%, due 01/01/36	1,715,286	0.2
2,164,242		5.000%, due 07/01/36	2,339,788	0.3
9,560,000	W	5.000%, due 11/15/37	10,259,077	1.3
759,498		5.000%, due 11/01/40	818,462	0.1
598,388		5.000%, due 01/01/41	644,844	0.1
724,448		5.000%, due 02/01/41	781,822	0.1
441,766		5.000%, due 05/01/41	476,752	0.1
1,348,534		5.000%, due 06/01/41	1,455,335	0.2
1,017,626		5.000%, due 06/01/41	1,098,219	0.1
711,522		5.016%, due 07/01/35	763,100	0.1
89,615		5.500%, due 02/01/18	97,367	0.0
1,643,000		5.500%, due 05/25/30	1,753,884	0.2
574,000		5.500%, due 08/25/34	629,978	0.1
2,611,000	W	5.500%, due 10/15/35	2,833,751	0.4
1,336,725		5.500%, due 08/25/36	1,350,516	0.2
2,057,672		5.500%, due 03/01/37	2,246,849	0.3
107,487		5.500%, due 06/01/37	116,966	0.0
111,343		6.000%, due 08/01/16	121,006	0.0
1,093		6.000%, due 12/01/16	1,188	0.0
50,840		6.000%, due 03/01/17	55,252	0.0
5,294		6.000%, due 07/01/17	5,760	0.0
428,606		6.000%, due 09/01/17	466,338	0.1
29,588		6.000%, due 11/01/17	32,156	0.0
22,635		6.000%, due 10/01/18	24,649	0.0
1,172,528		6.000%, due 07/25/29	1,329,561	0.2
498,025		6.000%, due 07/25/29	564,724	0.1
1,003,784		6.000%, due 04/25/31	1,137,698	0.1
1,354,815	ˆ	6.000%, due 08/25/33	220,844	0.0
570,927		6.000%, due 09/01/36	628,858	0.1
616,642		6.000%, due 08/01/37	683,258	0.1
589,595		6.000%, due 12/01/37	656,053	0.1
1,264,906		6.000%, due 02/01/38	1,407,485	0.2
7,674,000	W	6.000%, due 10/01/39	8,418,620	1.1
3,004,297		6.000%, due 12/25/49	3,351,418	0.4
2,377,490	ˆ	6.465%, due 08/25/26	310,692	0.0
10,544		6.500%, due 02/01/28	11,945	0.0
9,325		6.500%, due 07/01/29	10,564	0.0
366		6.500%, due 06/01/31	413	0.0
172,854		6.500%, due 07/01/31	195,830	0.0
517		6.500%, due 09/01/31	584	0.0
1,444		6.500%, due 09/01/31	1,629	0.0
82,307		6.500%, due 11/01/31	92,835	0.0
41,564		6.500%, due 04/01/32	46,777	0.0
5,833		6.500%, due 08/01/32	6,565	0.0
3,415		6.500%, due 08/01/32	3,844	0.0
20,695		6.500%, due 11/01/32	23,290	0.0
89,261		6.500%, due 01/01/33	100,456	0.0
65,640		6.500%, due 02/01/33	73,708	0.0
229,038		6.500%, due 12/01/33	257,190	0.0
6,010,463	ˆ	6.505%, due 01/25/37	1,217,685	0.2
19,797,053	ˆ	6.515%, due 10/25/35	4,009,921	0.5
27,195		7.000%, due 12/01/27	31,259	0.0
20,773		7.000%, due 01/01/30	23,933	0.0
219,685		7.000%, due 06/01/31	252,943	0.0
12,845		7.000%, due 10/01/31	14,814	0.0
7,074		7.000%, due 03/01/32	8,159	0.0
1,364,402	ˆ	7.455%, due 02/17/29	275,203	0.0
6,247		7.500%, due 09/01/30	7,296	0.0
6,308		7.500%, due 10/01/30	7,384	0.0
16,775		7.500%, due 10/01/30	19,637	0.0
14,557		7.500%, due 09/01/31	17,040	0.0
45,466		7.500%, due 02/01/32	53,143	0.0
188,218		7.500%, due 12/25/41	221,893	0.0
110,898		7.500%, due 07/25/42	128,406	0.0
112,528		7.500%, due 02/25/44	129,066	0.0
506,857		7.500%, due 01/25/48	590,495	0.1
121,396		27.662%, due 02/25/34	169,387	0.0
			160,499,635	20.1
		Government National Mortgage Association: 2.8%
6,589		2.375%, due 04/20/28	6,841	0.0
1,692,670		4.500%, due 04/15/39	1,847,172	0.2
1,765,282		4.500%, due 10/15/39	1,925,860	0.2
1,742,343		4.500%, due 11/15/39	1,900,834	0.2
1,650,468		4.500%, due 11/15/39	1,800,602	0.2
404,678		4.500%, due 12/15/39	441,489	0.1
578,823		4.500%, due 08/20/41	628,581	0.1
19,387,387	ˆ	5.000%, due 06/16/39	1,267,231	0.2
8,227,791	ˆ	5.970%, due 06/20/38	951,128	0.1
9,941,325	ˆ	5.970%, due 04/20/39	1,345,183	0.2
9,049,025	ˆ	6.070%, due 05/20/39	1,068,690	0.1
7,910,576	ˆ	6.170%, due 04/20/38	1,181,134	0.1
2,458,044	ˆ	6.271%, due 05/16/38	450,616	0.1
8,458,349	ˆ	6.320%, due 01/20/38	1,282,831	0.2
3,890		6.500%, due 01/15/29	4,499	0.0
10,169		6.500%, due 02/15/29	11,762	0.0
32,793		6.500%, due 06/15/29	37,928	0.0
1,073		6.500%, due 03/15/31	1,241	0.0
8,792		6.500%, due 08/15/31	10,168	0.0
31,924		6.500%, due 10/15/31	36,923	0.0
7,781		6.500%, due 11/15/31	8,999	0.0
42,560		6.500%, due 01/15/32	49,225	0.0
6,067		6.500%, due 07/15/32	7,017	0.0
34,935		6.500%, due 09/15/32	40,406	0.0
28,251		7.000%, due 04/15/26	32,729	0.0
6,711		7.000%, due 01/15/28	7,822	0.0
13,640		7.000%, due 02/15/28	15,897	0.0
12,999		7.000%, due 05/15/32	15,240	0.0
25,385		7.500%, due 12/15/22	29,609	0.0
53,545		7.500%, due 12/15/23	63,250	0.0
3,983		7.500%, due 10/15/26	4,651	0.0
5,234		7.500%, due 07/15/29	6,145	0.0
119		7.500%, due 11/15/30	127	0.0
16,455		7.500%, due 12/15/30	19,353	0.0
12,957		7.500%, due 12/15/31	15,211	0.0
19,575		7.500%, due 05/15/32	23,157	0.0
19,892		7.500%, due 05/15/32	23,533	0.0
325,093	ˆ	8.021%, due 06/16/31	50,874	0.0

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
1,671,997		4.000%, due 11/20/40	$1,792,018	0.2
1,205,956		5.140%, due 10/20/60	1,336,111	0.2
787,952		5.288%, due 10/20/60	881,711	0.1
1,847,391		5.290%, due 10/20/60	2,064,396	0.3
			22,688,194	2.8
	Total U.S. Government Agency Obligations (Cost $286,800,623)		300,412,710	37.5

FOREIGN GOVERNMENT BONDS: 7.0%
BRL 26,618,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/15	14,054,339	1.8
BRL 16,345,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	8,179,798	1.0
1,256,000		Colombia Government International Bond, 4.375%, 07/12/21	1,284,260	0.2
BRL 1,278,000		Federal Republic of Brazil, 10.125%, 05/15/27	2,025,630	0.3
1,646,000	#	Indonesia Government International Bond, 4.875%, 05/05/21	1,670,690	0.2
MXN 138,140,000		Mexican Bonos, 6.500%, 06/10/21	10,009,347	1.2
983,000		Philippine Government International Bond, 4.000%, 01/15/21	978,085	0.1
840,000		Poland Government International Bond, 6.375%, 07/15/19	926,100	0.1
1,130,186		Argentina Government International Bond, 8.280%, 12/31/33	779,829	0.1
LTL 575,000		Republic of Lithuania, 5.125%, 09/14/17	567,813	0.1
828,000		Peru Government International Bond, 7.350%, 07/21/25	1,035,000	0.1
505,000		Republic of the Philippines, 6.375%, 10/23/34	580,750	0.1
1,567,295	#	Russia Government Bond, 7.500%, 03/31/30	1,768,112	0.2
891,000		South Africa Government Bond, 5.500%, 03/09/20	978,986	0.1
ZAR 68,405,501		South Africa Government Bond, 7.250%, 01/15/20	7,962,156	1.0
1,528,000		Turkey Government International Bond, 7.500%, 11/07/19	1,768,660	0.2
983,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	876,099	0.1
447,000		Uruguay Government International Bond, 6.875%, 09/28/25	527,460	0.1
	Total Foreign Government Bonds (Cost $60,572,823)		55,973,114	7.0

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.2%
		Financials: 0.2%
40,400	P	Citigroup Capital XII	1,014,040	0.1
23,000	P	Citigroup Capital XIII	607,430	0.1
	Total Preferred Stock (Cost $1,647,100)		1,621,470	0.2
	Total Long-Term Investments (Cost $946,066,458)		952,437,253	118.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 14.8%
		Securities Lending Collateralcc(1): 12.3%
3,329,856	R	BNY Institutional Cash Reserves Fund, Series B, 11/20/08	2,663,885	0.4
95,481,756		BNY Mellon Overnight Government Fund	95,481,756	11.9
			98,145,641	12.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.5%
20,241,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $20,241,000)	20,241,000	2.5
	Total Short-Term Investments (Cost $119,052,612)	118,386,641	14.8
	Total Investments in Securities (Cost $1,065,119,070)*	$1,070,823,894	133.7
	Liabilities in Excess of Other Assets	(269,903,443)	(33.7)
	Net Assets	$800,920,451	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED) (CONTINUED)

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at September 30, 2011.

±	Defaulted security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real

DKK	Danish Krone

EUR	EU Euro

LTL	Lithuania Litas

MXN	Mexican Peso

ZAR	South African Rand

Cost for federal income tax purposes is $1,065,181,033.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,180,851
Gross Unrealized Depreciation	(23,537,990)
Net Unrealized appreciation	$5,642,861

See Accompanying Notes to Financial Statements

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 2, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 2, 2011